                                                                               .
                                                                               .
                                                                               .
MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                             MERISTAR         NON-
                                                           HOSPITALITY     GUARANTOR      MERISTAR     AGH UPREIT,    MERISTAR
                                                             OP, L.P.     SUBSIDIARIES   SUB 7C, LLC        LLC      SUB 5N, LLC
                                                           -----------    ------------   -----------   -----------   -----------
ASSETS
Property and equipment                                          22,219      1,472,038             --            --         4,193
Accumulated depreciation                                       (15,590)      (270,448)            --            --          (748)
                                                           -----------    -----------    -----------   -----------   -----------
                                                                 6,629      1,201,590             --            --         3,445

Assets held for sale                                                --          9,313             --            --            --
Investments in affiliates                                    2,635,432          8,200             32         2,989            --
Due to/from subsidiaries                                    (1,078,785)       528,088             --            74         4,724
Note receivable from subsidiaries                              158,084             --             --            --            --
Prepaid expenses and other assets                               32,454         (3,546)            --            --           (33)
Accounts receivable, net of allowance for doubtful accounts     26,366            810             --            --            --
Restricted cash                                                 67,707          2,166             --            --            --
Cash and cash equivalents - unrestricted                       125,513             --             --            --            --
                                                           -----------    -----------    -----------   -----------   -----------
                                                             1,973,400      1,746,621             32         3,063         8,136
                                                           ===========    ===========    ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                 836,204        487,780             --            --            --
Notes payable to MeriStar Hospitality Corporation              207,576             --             --            --            --
Accounts payable and accrued expenses                            6,118          7,125             --            --            37
Accrued interest                                                38,951          2,170             --            --            --
Due to Interstate Hotels & Resorts                              13,841             --             --            --            --
Other liabilities                                               10,863             --             --            --            --
                                                           -----------    -----------    -----------   -----------   -----------
                                                             1,113,553        497,075             --            --            37
                                                           -----------    -----------    -----------   -----------   -----------

Minority interests                                               2,472             --             --            --            --
Redeemable OP units at redemption value                         27,533             --             --            --            --
Partners' capital                                              829,842      1,249,546             32         3,063         8,099
                                                           -----------    -----------    -----------   -----------   -----------
                                                             1,973,400      1,746,621             32         3,063         8,136
                                                           ===========    ===========    ===========   ===========   ===========


                                                            MERISTAR SUB  MERISTAR SUB   MERISTAR SUB  MERISTAR SUB   MERISTAR SUB
                                                               8A, LLC      8F, L.P.       8G, LLC       6H, L.P.       8B, LLC
                                                            ------------  ------------   ------------  ------------   ------------
ASSETS
Property and equipment                                               --        11,535             --        10,863         87,997
Accumulated depreciation                                             --        (2,850)            --          (470)       (13,458)
                                                            -----------   -----------    -----------   -----------    -----------
                                                                     --         8,685             --        10,393         74,539

Assets held for sale                                                 --            --             --            --             --
Investments in affiliates                                            --            --             72            --             --
Due to/from subsidiaries                                             --         7,870              9         7,326         29,243
Note receivable from subsidiaries                                    --            --             --            --             --
Prepaid expenses and other assets                                    --           (50)            --            (5)           (70)
Accounts receivable, net of allowance for doubtful accounts          --            --             --            --             --
Restricted cash                                                      --           115             --            --             --
Cash and cash equivalents - unrestricted                             --            --             --            --             --
                                                            -----------   -----------    -----------   -----------    -----------
                                                                     --        16,620             81        17,714        103,712
                                                            ===========   ===========    ===========   ===========    ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                       --            --             --            --             --
Notes payable to MeriStar Hospitality Corporation                    --            --             --            --             --
Accounts payable and accrued expenses                                --            38             --            43          2,395
Accrued interest                                                     --            --             --            --             --
Due to Interstate Hotels & Resorts                                   --            --             --            --             --
Other liabilities                                                    --            --             --            --             --
                                                            -----------   -----------    -----------   -----------    -----------
                                                                     --            38             --            43          2,395
                                                            -----------   -----------    -----------   -----------    -----------

Minority interests                                                   --            --             --            --             --
Redeemable OP units at redemption value                              --            --             --            --             --
Partners' capital                                                    --        16,582             81        17,671        101,317
                                                            -----------   -----------    -----------   -----------    -----------
                                                                     --        16,620             81        17,714        103,712
                                                            ===========   ===========    ===========   ===========    ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                             MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                              1C, L.P.       8E, LLC       7F, LLC       5L, LLC       3C, LLC
                                                             ------------  ------------  ------------  ------------  ------------

ASSETS
Property and equipment                                            26,898        15,610         7,338        12,052        17,509
Accumulated depreciation                                          (6,597)       (3,322)         (266)         (722)       (4,047)
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  20,301        12,288         7,072        11,330        13,462

Assets held for sale                                                  --            --            --            --            --
Investments in affiliates                                             --            --            --            --            --
Due to/from subsidiaries                                          (3,754)        7,262         5,515         4,673         5,928
Note receivable from subsidiaries                                     --            --            --            --            --
Prepaid expenses and other assets                                   (147)          (19)           (7)          (53)           15
Accounts receivable, net of allowance for doubtful accounts           --            --            --            --            --
Restricted cash                                                       --            --            --            --            --
Cash and cash equivalents - unrestricted                              --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  16,400        19,531        12,580        15,950        19,405
                                                             ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                        --            --            --            --            --
Notes payable to MeriStar Hospitality Corporation                     --            --            --            --            --
Accounts payable and accrued expenses                                 72           (23)          157            48           212
Accrued interest                                                      --            --            --            --            --
Due to Interstate Hotels & Resorts                                    --            --            --            --            --
Other liabilities                                                     --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                      72           (23)          157            48           212
                                                             -----------   -----------   -----------   -----------   -----------

Minority interests                                                    --            --            --            --            --
Redeemable OP units at redemption value                               --            --            --            --            --
Partners' capital                                                 16,328        19,554        12,423        15,902        19,193
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  16,400        19,531        12,580        15,950        19,405
                                                             ===========   ===========   ===========   ===========   ===========


                                                             MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                               5R, LLC       6D, LLC        6E, LLC      4E, L.P.      1B, LLC
                                                             ------------  ------------  ------------  ------------  ------------

ASSETS
Property and equipment                                                --        17,921        47,575         3,880        19,375
Accumulated depreciation                                              --        (3,166)      (10,789)           --        (4,313)
                                                             -----------   -----------   -----------   -----------   -----------
                                                                      --        14,755        36,786         3,880        15,062

Assets held for sale                                                  --            --            --            --            --
Investments in affiliates                                             43            --            --            --            --
Due to/from subsidiaries                                             (43)        9,034        22,531         3,772        15,702
Note receivable from subsidiaries                                     --            --            --            --            --
Prepaid expenses and other assets                                     --           (14)          (64)          (37)          (60)
Accounts receivable, net of allowance for doubtful accounts           --            98            --            --            96
Restricted cash                                                       --            --            --            --            --
Cash and cash equivalents - unrestricted                              --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                      --        23,873        59,253         7,615        30,800
                                                             ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                        --            --            --            --            33
Notes payable to MeriStar Hospitality Corporation                     --            --            --            --            --
Accounts payable and accrued expenses                                 --           136            60           204            (5)
Accrued interest                                                      --            --            --            --            --
Due to Interstate Hotels & Resorts                                    --            --            --            --            --
Other liabilities                                                     --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                      --           136            60           204            28
                                                             -----------   -----------   -----------   -----------   -----------

Minority interests                                                    --            --            --            --            --
Redeemable OP units at redemption value                               --            --            --            --            --
Partners' capital                                                     --        23,737        59,193         7,411        30,772
                                                             -----------   -----------   -----------   -----------   -----------
                                                                      --        23,873        59,253         7,615        30,800
                                                             ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                             MERISTAR SUB   MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                               5F, L.P.       6G, LLC       8C, LLC       4C, L.P.      4H, L.P.
                                                             -------------  ------------  ------------  ------------  ------------

ASSETS
Property and equipment                                            19,426         22,883            --            --             1
Accumulated depreciation                                            (589)        (5,376)           --            --            --
                                                             -----------    -----------   -----------   -----------   -----------
                                                                  18,837         17,507            --            --             1

Assets held for sale                                                  --             --            --            --            --
Investments in affiliates                                             --             --            --            --            --
Due to/from subsidiaries                                          11,741          8,548        11,440            --         3,413
Note receivable from subsidiaries                                     --             --            --            --            --
Prepaid expenses and other assets                                   (126)           (24)           --            --            --
Accounts receivable, net of allowance for doubtful accounts           --             --            --            --            --
Restricted cash                                                       --             --            --            --            --
Cash and cash equivalents - unrestricted                              --             --            --            --            --
                                                             -----------    -----------   -----------   -----------   -----------
                                                                  30,452         26,031        11,440            --         3,414
                                                             ===========    ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                        --             --            --            --            --
Notes payable to MeriStar Hospitality Corporation                     --             --            --            --            --
Accounts payable and accrued expenses                                120             72             1            --            --
Accrued interest                                                      --             --            --            --            --
Due to Interstate Hotels & Resorts                                    --             --            --            --            --
Other liabilities                                                     --             --            --            --            --
                                                             -----------    -----------   -----------   -----------   -----------
                                                                     120             72             1            --            --
                                                             -----------    -----------   -----------   -----------   -----------

Minority interests                                                    --             --            --            --            --
Redeemable OP units at redemption value                               --             --            --            --            --
Partners' capital                                                 30,332         25,959        11,439            --         3,414
                                                             -----------    -----------   -----------   -----------   -----------
                                                                  30,452         26,031        11,440            --         3,414
                                                             ===========    ===========   ===========   ===========   ===========

                                                                                                        MERISTAR SUB
                                                             MERISTAR SUB   MERISTAR SUB  MERISTAR SUB   7A JOINT     MERISTAR SUB
                                                               7E, LLC        3D, LLC       1A, LLC       VENTURE       2B, LLC
                                                             ------------   ------------  ------------  ------------  ------------

ASSETS
Property and equipment                                            20,138         22,826            --            --            --
Accumulated depreciation                                          (3,636)        (7,418)           --            --            --
                                                             -----------    -----------   -----------   -----------   -----------
                                                                  16,502         15,408            --            --            --

Assets held for sale                                                  --             --         7,857         4,656            --
Investments in affiliates                                             --             --            --            --            --
Due to/from subsidiaries                                           5,428          9,001         7,965         5,449        (3,497)
Note receivable from subsidiaries                                     --             --            --            --            --
Prepaid expenses and other assets                                    (15)           (31)          (86)           (9)           --
Accounts receivable, net of allowance for doubtful accounts           --             --            --            --            --
Restricted cash                                                       --             --            --            --            --
Cash and cash equivalents - unrestricted                              --             --            --            --            --
                                                             -----------    -----------   -----------   -----------   -----------
                                                                  21,915         24,378        15,736        10,096        (3,497)
                                                             ===========    ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                        --             --            --            --            --
Notes payable to MeriStar Hospitality Corporation                     --             --            --            --            --
Accounts payable and accrued expenses                                108             85            27           177            (7)
Accrued interest                                                      --             --            --            --            --
Due to Interstate Hotels & Resorts                                    --             --            --            --            --
Other liabilities                                                     --             --            --            --            --
                                                             -----------    -----------   -----------   -----------   -----------
                                                                     108             85            27           177            (7)
                                                             -----------    -----------   -----------   -----------   -----------

Minority interests                                                    --             --            --            --            --
Redeemable OP units at redemption value                               --             --            --            --            --
Partners' capital                                                 21,807         24,293        15,709         9,919        (3,490)
                                                             -----------    -----------   -----------   -----------   -----------
                                                                  21,915         24,378        15,736        10,096        (3,497)
                                                             ===========    ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                             MERISTAR
                                                             MERISTAR SUB    SUB 4A,     MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                               3A, LLC         LLC         4D, LLC       2A, LLC       6L, LLC
                                                             ------------  -----------   ------------  ------------  ------------
ASSETS
Property and equipment                                                --            --            --            --            --
Accumulated depreciation                                              --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                      --            --            --            --            --

Assets held for sale                                                  --            --            --            --            --
Investments in affiliates                                             --            --            --            --            --
Due to/from subsidiaries                                           4,976         7,612            --        (7,913)       20,297
Note receivable from subsidiaries                                     --            --            --            --            --
Prepaid expenses and other assets                                     --            --            --            --            --
Accounts receivable, net of allowance for doubtful accounts           --            --            --            --           178
Restricted cash                                                       --            --            --            --            --
Cash and cash equivalents - unrestricted                              --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                   4,976         7,612            --        (7,913)       20,475
                                                             ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                        --            --            --            --            --
Notes payable to MeriStar Hospitality Corporation                     --            --            --            --            --
Accounts payable and accrued expenses                                 --            --            --            (7)           --
Accrued interest                                                      --            --            --            --            --
Due to Interstate Hotels & Resorts                                    --            --            --            --            --
Other liabilities                                                     --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                      --            --            --            (7)           --
                                                             -----------   -----------   -----------   -----------   -----------

Minority interests                                                    --            --            --            --            --
Redeemable OP units at redemption value                               --            --            --            --            --
Partners' capital                                                  4,976         7,612            --        (7,906)       20,475
                                                             -----------   -----------   -----------   -----------   -----------
                                                                   4,976         7,612            --        (7,913)       20,475
                                                             ===========   ===========   ===========   ===========   ===========


                                                             MDV LIMITED   MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                             PARTNERSHIP     5C, LLC       6J, LLC       1D, L.P.      7B, L.P.
                                                             -----------   ------------  ------------  ------------  ------------
ASSETS
Property and equipment                                             3,900            --        19,721        69,078            --
Accumulated depreciation                                            (756)           --        (4,051)      (13,172)           --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                   3,144            --        15,670        55,906            --

Assets held for sale                                                  --            --            --            --            --
Investments in affiliates                                             --            --            --            --            --
Due to/from subsidiaries                                           2,702         5,087         8,844        21,253          (262)
Note receivable from subsidiaries                                     --            --            --            --            --
Prepaid expenses and other assets                                    (14)            4             9          (393)           --
Accounts receivable, net of allowance for doubtful accounts           --            (2)           --            --            --
Restricted cash                                                       --            --            --            --            --
Cash and cash equivalents - unrestricted                              --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                   5,832         5,089        24,523        76,766          (262)
                                                             ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                        --            --            --            --            --
Notes payable to MeriStar Hospitality Corporation                     --            --            --            --            --
Accounts payable and accrued expenses                                102            --            72            98            --
Accrued interest                                                      --            --            --            --            --
Due to Interstate Hotels & Resorts                                    --            --            --            --            --
Other liabilities                                                     --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                     102            --            72            98            --
                                                             -----------   -----------   -----------   -----------   -----------

Minority interests                                                    --            --            --            --            --
Redeemable OP units at redemption value                               --            --            --            --            --
Partners' capital                                                  5,730         5,089        24,451        76,668          (262)
                                                             -----------   -----------   -----------   -----------   -----------
                                                                   5,832         5,089        24,523        76,766          (262)
                                                             ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                             MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                               7D, LLC       7G, LLC       6B, LLC       4I, L.P.      5D, LLC
                                                             ------------  ------------  ------------  ------------  ------------
ASSETS
Property and equipment                                            53,422            --        11,464            --        42,262
Accumulated depreciation                                         (10,591)           --        (2,411)           --        (8,839)
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  42,831            --         9,053            --        33,423

Assets held for sale                                                  --            --            --            --            --
Investments in affiliates                                             --            --            --            --        51,368
Due to/from subsidiaries                                          27,467         2,369         3,052         1,660        (6,043)
Note receivable from subsidiaries                                     --            --            --            --            --
Prepaid expenses and other assets                                    118            --           (10)           --           (49)
Accounts receivable, net of allowance for doubtful accounts          676            --            --            --            --
Restricted cash                                                       --            --            --            --            --
Cash and cash equivalents - unrestricted                              --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  71,092         2,369        12,095         1,660        78,699
                                                             ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                        --            --            --            --        24,000
Notes payable to MeriStar Hospitality Corporation                     --            --            --            --            --
Accounts payable and accrued expenses                              4,611            --            (2)           --           372
Accrued interest                                                      --            --            --            --            --
Due to Interstate Hotels & Resorts                                  (200)           --            --            --            --
Other liabilities                                                     --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                   4,411            --            (2)           --        24,372
                                                             -----------   -----------   -----------   -----------   -----------

Minority interests                                                    --            --            --            --            --
Redeemable OP units at redemption value                               --            --            --            --            --
Partners' capital                                                 66,681         2,369        12,097         1,660        54,327
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  71,092         2,369        12,095         1,660        78,699
                                                             ===========   ===========   ===========   ===========   ===========


                                                             MERISTAR SUB  MERISTAR SUB     AGH        MERISTAR SUB  MERISTAR SUB
                                                               5H, LLC       7H, LLC     PSS I, INC.     2D, LLC       4F, L.P.
                                                             ------------  ------------  -----------   ------------  ------------
ASSETS
Property and equipment                                                --            --            --            --        33,470
Accumulated depreciation                                              --            --            --            --        (6,361)
                                                             -----------   -----------   -----------   -----------   -----------
                                                                      --            --            --            --        27,109

Assets held for sale                                                  --            --            --            --            --
Investments in affiliates                                             --            --            --            --            --
Due to/from subsidiaries                                          36,576         9,589        25,570        (4,616)        4,992
Note receivable from subsidiaries                                     --            --            --            --            --
Prepaid expenses and other assets                                     --            --            --            --             1
Accounts receivable, net of allowance for doubtful accounts           46            --            --            --            --
Restricted cash                                                       --            --            --            --            --
Cash and cash equivalents - unrestricted                              --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  36,622         9,589        25,570        (4,616)       32,102
                                                             ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                        --            --            --            --            --
Notes payable to MeriStar Hospitality Corporation                     --            --            --            --            --
Accounts payable and accrued expenses                                 --            --            --            (1)          168
Accrued interest                                                      --            --            --            --            --
Due to Interstate Hotels & Resorts                                    --            --            --            --            --
Other liabilities                                                     --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                      --            --            --            (1)          168
                                                             -----------   -----------   -----------   -----------   -----------

Minority interests                                                    --            --            --            --            --
Redeemable OP units at redemption value                               --            --            --            --            --
Partners' capital                                                 36,622         9,589        25,570        (4,615)       31,934
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  36,622         9,589        25,570        (4,616)       32,102
                                                             ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                             MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                               5K, LLC       5M, LLC       1E, L.P.      5O, LLC       4B, L.P.
                                                             ------------  ------------  ------------  ------------  ------------
ASSETS
Property and equipment                                            28,635        22,103            --         8,770            --
Accumulated depreciation                                          (5,854)       (2,593)           --        (1,259)           --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  22,781        19,510            --         7,511            --

Assets held for sale                                                  --            --            --            --            --
Investments in affiliates                                             --            --            --            --            --
Due to/from subsidiaries                                            (969)        8,794        24,352         3,527         1,728
Note receivable from subsidiaries                                     --            --            --            --            --
Prepaid expenses and other assets                                   (139)          (85)           --           (28)           --
Accounts receivable, net of allowance for doubtful accounts           --            --            --            --            --
Restricted cash                                                       --            --            --            --            --
Cash and cash equivalents - unrestricted                              --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  21,673        28,219        24,352        11,010         1,728
                                                             ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                        --            --            --            --            --
Notes payable to MeriStar Hospitality Corporation                     --            --            --            --            --
Accounts payable and accrued expenses                              1,548            98            --            38            --
Accrued interest                                                      --            --            --            --            --
Due to Interstate Hotels & Resorts                                    --            --            --            --            --
Other liabilities                                                     --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                   1,548            98            --            38            --
                                                             -----------   -----------   -----------   -----------   -----------

Minority interests                                                    --            --            --            --            --
Redeemable OP units at redemption value                               --            --            --            --            --
Partners' capital                                                 20,125        28,121        24,352        10,972         1,728
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  21,673        28,219        24,352        11,010         1,728
                                                             ===========   ===========   ===========   ===========   ===========


                                                             MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                               2C, LLC       4G, L.P.      3B, LLC       5G, L.P.      5P, LLC
                                                             ------------  ------------  ------------  ------------  ------------
ASSETS
Property and equipment                                                --         8,734            --       168,326            39
Accumulated depreciation                                              --          (111)           --       (33,652)          (25)
                                                             -----------   -----------   -----------   -----------   -----------
                                                                      --         8,623            --       134,674            14

Assets held for sale                                                  --            --            --            --            --
Investments in affiliates                                             --            --            --            --            --
Due to/from subsidiaries                                          (6,612)        9,361         9,351        43,062         3,575
Note receivable from subsidiaries                                     --            --            --            --            --
Prepaid expenses and other assets                                     (7)         (170)           (3)         (206)           (7)
Accounts receivable, net of allowance for doubtful accounts            5            --            --            --            38
Restricted cash                                                       --            --            --            --            --
Cash and cash equivalents - unrestricted                              --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  (6,614)       17,814         9,348       177,530         3,620
                                                             ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                        --            --            --            --            --
Notes payable to MeriStar Hospitality Corporation                     --            --            --            --            --
Accounts payable and accrued expenses                                (33)          171            22           574            --
Accrued interest                                                      --            --            --            --            --
Due to Interstate Hotels & Resorts                                    --            --            --            --            --
Other liabilities                                                     --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                     (33)          171            22           574            --
                                                             -----------   -----------   -----------   -----------   -----------

Minority interests                                                    --            --            --            --            --
Redeemable OP units at redemption value                               --            --            --            --            --
Partners' capital                                                 (6,581)       17,643         9,326       176,956         3,620
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  (6,614)       17,814         9,348       177,530         3,620
                                                             ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                             MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                              5J, LLC        5Q, LLC       5A, LLC       8D, LLC       4J, LLC
                                                             ------------  ------------  ------------  ------------  ------------
ASSETS
Property and equipment                                           112,407        16,905        36,345             2        39,184
Accumulated depreciation                                         (19,626)       (2,563)      (11,218)           --        (7,759)
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  92,781        14,342        25,127             2        31,425

Assets held for sale                                                  --            --            --            --            --
Investments in affiliates                                             --            --         4,627            --            --
Due to/from subsidiaries                                          24,957         5,674         7,844        16,377         7,883
Note receivable from subsidiaries                                     --            --            --            --            --
Prepaid expenses and other assets                                   (661)          (98)          (55)           --           (36)
Accounts receivable, net of allowance for doubtful accounts           --            --            --           359           (14)
Restricted cash                                                       --            --            --            --            --
Cash and cash equivalents - unrestricted                              --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                 117,077        19,918        37,543        16,738        39,258
                                                             ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                        --            --        23,609            --            --
Notes payable to MeriStar Hospitality Corporation                     --            --            --            --            --
Accounts payable and accrued expenses                                441            41           364            --           155
Accrued interest                                                      --            --            --            --            --
Due to Interstate Hotels & Resorts                                    --            --            --            --            --
Other liabilities                                                     --            --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
                                                                     441            41        23,973            --           155
                                                             -----------   -----------   -----------   -----------   -----------

Minority interests                                                    --            --            --            --            --
Redeemable OP units at redemption value                               --            --            --            --            --
Partners' capital                                                116,636        19,877        13,570        16,738        39,103
                                                             -----------   -----------   -----------   -----------   -----------
                                                                 117,077        19,918        37,543        16,738        39,258
                                                             ===========   ===========   ===========   ===========   ===========

                                                               MERISTAR     MERISTAR      GUARANTOR
                                                               PENTAGON       HOTEL      SUBSIDIARIES                   TOTAL
                                                              CITY, LLC    LESSEE, INC.      TOTAL     ELIMINATIONS  CONSOLIDATED
                                                             ------------  ------------  ------------  ------------  ------------
ASSETS
Property and equipment                                            92,807         3,316     1,138,910            --     2,633,167
Accumulated depreciation                                            (355)       (3,370)     (202,333)           --      (488,371)
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  92,452           (54)      936,577            --     2,144,796

Assets held for sale                                                  --            --        12,513            --        21,826
Investments in affiliates                                             --         1,629        60,760    (2,689,392)       15,000
Due to/from subsidiaries                                          56,880        (7,653)      550,697            --            --
Note receivable from subsidiaries                                     --            --            --      (158,084)           --
Prepaid expenses and other assets                                    524        14,053        11,913            --        40,821
Accounts receivable, net of allowance for doubtful accounts           --        47,861        49,341        (4,344)       72,173
Restricted cash                                                       --         2,490         2,605            --        72,478
Cash and cash equivalents - unrestricted                              --        23,299        23,299            --       148,812
                                                             -----------   -----------   -----------   -----------   -----------
                                                                 149,856        81,625     1,647,705    (2,851,820)    2,515,906
                                                             ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                    55,800       110,486       213,928      (158,084)    1,379,828
Notes payable to MeriStar Hospitality Corporation                     --            --            --            --       207,576
Accounts payable and accrued expenses                                325        61,716        74,830            --        88,073
Accrued interest                                                      --         4,344         4,344        (4,344)       41,121
Due to Interstate Hotels & Resorts                                    --         8,246         8,046            --        21,887
Other liabilities                                                     --         8,292         8,292            --        19,155
                                                             -----------   -----------   -----------   -----------   -----------
                                                                  56,125       193,084       309,440      (162,428)    1,757,640
                                                             -----------   -----------   -----------   -----------   -----------

Minority interests                                                    --            --            --            --         2,472
Redeemable OP units at redemption value                               --            --            --            --        27,533
Partners' capital                                                 93,731      (111,459)    1,338,265    (2,689,392)      728,261
                                                             -----------   -----------   -----------   -----------   -----------
                                                                 149,856        81,625     1,647,705    (2,851,820)    2,515,906
                                                             ===========   ===========   ===========   ===========   ===========

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONDENSED CONSOLIDATING BALANCE SHEET
 DECEMBER 31, 2003
 (DOLLARS IN THOUSANDS)

                                                       MERISTAR        NON-
                                                     HOSPITALITY     GUARANTOR      MERISTAR SUB    AGH UPREIT,     MERISTAR
                                                       OP, L.P.     SUBSIDIARIES       7C, LLC          LLC        SUB 5N, LLC
                                                    -------------   -------------   -------------  -------------  -------------
ASSETS
Property and equipment                                     18,987       1,407,432              --             --          4,146
Accumulated depreciation                                  (13,219)       (246,091)             --             --           (679)
                                                    -------------   -------------   -------------  -------------  -------------
                                                            5,768       1,161,341              --             --          3,467

Assets held for sale                                           --           4,273              --             --             --
Investments in affiliate                                2,208,641           8,200              32          2,989             --
Due from/to subsidiaries                                 (838,258)        397,837              --            133          4,243
Note receivable from subsidiaries                         120,855              --              --             --             --
Prepaid expenses and other assets                          34,658          (1,612)             --             --            (18)
Accounts receivable, net of allowance for
 doubtful accounts                                         18,220             956              --             --             --
Restricted cash                                            39,932           2,476              --             --             --
Cash and cash equivalents - unrestricted                  218,646              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
                                                        1,808,462       1,573,471              32          3,122          7,692
                                                    =============   =============   =============  =============  =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                            917,232         436,778              --             --             --
Notes payable to MeriStar Hospitality Corporation         256,473              --              --             --             --
Accounts payable and accrued expenses                      14,806           5,517              --             --            (11)
Accrued interest                                           43,396           2,639              --             --             --
Due to Interstate Hotels & Resorts                          6,923              --              --             --             --
Other liabilities                                           1,750            (304)             --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
Total liabilities                                       1,240,580         444,630              --             --            (11)
                                                    -------------   -------------   -------------  -------------  -------------

Minority interests                                          2,496              --              --             --             --
Redeemable OP units at redemption value                    35,926              --              --             --             --
Partners' capital                                         529,460       1,128,841              32          3,122          7,703
                                                    -------------   -------------   -------------  -------------  -------------
                                                        1,808,462       1,573,471              32          3,122          7,692
                                                    =============   =============   =============  =============  =============


                                                    MERISTAR SUB   MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                       8A, LLC        8F, L.P.        8G, LLC        6H, L.P.
                                                    -------------  -------------   -------------  -------------
ASSETS
Property and equipment                                         --         11,502              --         10,862
Accumulated depreciation                                       --         (2,521)             --           (157)
                                                    -------------  -------------   -------------  -------------
                                                               --          8,981              --         10,705

Assets held for sale                                           --             --              --             --
Investments in affiliate                                       --             --              72             --
Due from/to subsidiaries                                       --          7,012              10          6,814
Note receivable from subsidiaries                              --             --              --             --
Prepaid expenses and other assets                              --            (28)             --              1
Accounts receivable, net of allowance for
 doubtful accounts                                             --             --              --             --
Restricted cash                                                --            115              --             --
Cash and cash equivalents - unrestricted                       --             --              --             --
                                                    -------------  -------------   -------------  -------------
                                                               --         16,080              82         17,520
                                                    =============  =============   =============  =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                 --             --              --             --
Notes payable to MeriStar Hospitality Corporation              --             --              --             --
Accounts payable and accrued expenses                          --             67              --            161
Accrued interest                                               --             --              --             --
Due to Interstate Hotels & Resorts                             --             --              --             --
Other liabilities                                              --             --              --             --
                                                    -------------  -------------   -------------  -------------
Total liabilities                                              --             67              --            161
                                                    -------------  -------------   -------------  -------------

Minority interests                                             --             --              --             --
Redeemable OP units at redemption value                        --             --              --             --
Partners' capital                                              --         16,013              82         17,359
                                                    -------------  -------------   -------------  -------------
                                                               --         16,080              82         17,520
                                                    =============  =============   =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(DOLLARS IN THOUSANDS)


                                                    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                       8B, LLC         1C, L.P.        8E, LLC         7F, LLC         5L, LLC
                                                    -------------   -------------   -------------   -------------   -------------
ASSETS
Property and equipment                                     83,215          26,641          15,493           7,293          11,841
Accumulated depreciation                                  (12,270)         (5,900)         (3,024)            (97)           (645)
                                                    -------------   -------------   -------------   -------------   -------------
                                                           70,945          20,741          12,469           7,196          11,196

Assets held for sale                                           --              --              --              --              --
Investments in affiliate                                       --              --              --              --              --
Due from/to subsidiaries                                   30,981          (3,881)          6,688           5,122           4,239
Note receivable from subsidiaries                              --              --              --              --              --
Prepaid expenses and other assets                             (26)            (88)            (10)             (1)            (24)
Accounts receivable, net of allowance for
  doubtful accounts                                            --              --              --              --              --
Restricted cash                                                --              --              --              --              --
Cash and cash equivalents - unrestricted                       --              --              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------
                                                          101,900          16,772          19,147          12,317          15,411
                                                    =============   =============   =============   =============   =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                 --              --              --              --              --
Notes payable to MeriStar Hospitality Corporation              --              --              --              --              --
Accounts payable and accrued expenses                       2,502              88             (32)            208             (15)
Accrued interest                                               --              --              --              --              --
Due to Interstate Hotels & Resorts                             --              --              --              --              --
Other liabilities                                              --              --              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------
Total liabilities                                           2,502              88             (32)            208             (15)
                                                    -------------   -------------   -------------   -------------   -------------

Minority interests                                             --              --              --              --              --
Redeemable OP units at redemption value                        --              --              --              --              --
Partners' capital                                          99,398          16,684          19,179          12,109          15,426
                                                    -------------   -------------   -------------   -------------   -------------
                                                          101,900          16,772          19,147          12,317          15,411
                                                    =============   =============   =============   =============   =============


                                                    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                       3C, LLC         5R, LLC         6D, LLC         6E, LLC
                                                    -------------   -------------   -------------   -------------
ASSETS
Property and equipment                                     17,498              --          17,449          45,155
Accumulated depreciation                                   (3,696)             --          (2,893)         (9,963)
                                                    -------------   -------------   -------------   -------------
                                                           13,802              --          14,556          35,192

Assets held for sale                                           --              --              --              --
Investments in affiliate                                       --              43              --              --
Due from/to subsidiaries                                    5,062             (43)          8,445          21,931
Note receivable from subsidiaries                              --              --              --              --
Prepaid expenses and other assets                              28              --              (7)            (33)
Accounts receivable, net of allowance for
  doubtful accounts                                            --              --             103              --
Restricted cash                                                --              --              --              --
Cash and cash equivalents - unrestricted                       --              --              --              --
                                                    -------------   -------------   -------------   -------------
                                                           18,892              --          23,097          57,090
                                                    =============   =============   =============   =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                 --              --              --              --
Notes payable to MeriStar Hospitality Corporation              --              --              --              --
Accounts payable and accrued expenses                         140              --              38            (208)
Accrued interest                                               --              --              --              --
Due to Interstate Hotels & Resorts                             --              --              --              --
Other liabilities                                              --              --              --              --
                                                    -------------   -------------   -------------   -------------
Total liabilities                                             140              --              38            (208)
                                                    -------------   -------------   -------------   -------------

Minority interests                                             --              --              --              --
Redeemable OP units at redemption value                        --              --              --              --
Partners' capital                                          18,752              --          23,059          57,298
                                                    -------------   -------------   -------------   -------------
                                                           18,892              --          23,097          57,090
                                                    =============   =============   =============   =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(DOLLARS IN THOUSANDS)

                                                    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                       4E, L.P.        1B, LLC         5F, L.P.        6G, LLC         8C, LLC
                                                    -------------   -------------   -------------   -------------   -------------
ASSETS
Property and equipment                                      5,047          18,656          17,410          22,578              --
Accumulated depreciation                                      (76)         (4,064)           (198)         (5,014)             --
                                                    -------------   -------------   -------------   -------------   -------------
                                                            4,971          14,592          17,212          17,564              --

Assets held for sale                                           --              --              --              --           5,530
Investments in affiliate                                       --              --              --              --              --
Due from/to subsidiaries                                    3,545          15,375          12,431           6,988           5,557
Note receivable from subsidiaries                              --              --              --              --              --
Prepaid expenses and other assets                             (17)            (32)            (63)            (12)            117
Accounts receivable, net of allowance for
  doubtful accounts                                            --              96              --              --              --
Restricted cash                                                --              --              --              --              --
Cash and cash equivalents - unrestricted                       --              --              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------
                                                            8,499          30,031          29,580          24,540          11,204
                                                    =============   =============   =============   =============   =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                 --              33              --              --              --
Notes payable to MeriStar Hospitality Corporation              --              --              --              --              --
Accounts payable and accrued expenses                         351              39              97             (69)           (306)
Accrued interest                                               --              --              --              --              --
Due to Interstate Hotels & Resorts                             --              --              --              --              --
Other liabilities                                              --              --              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------
Total liabilities                                             351              72              97             (69)           (306)
                                                    -------------   -------------   -------------   -------------   -------------

Minority interests                                             --              --              --              --              --
Redeemable OP units at redemption value                        --              --              --              --              --
Partners' capital                                           8,148          29,959          29,483          24,609          11,510
                                                    -------------   -------------   -------------   -------------   -------------
                                                            8,499          30,031          29,580          24,540          11,204
                                                    =============   =============   =============   =============   =============


                                                    MERISTAR SUB   MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                      4C, L.P.       4H, L.P.         7E, LLC         3D, LLC
                                                    -------------  -------------   -------------   -------------
ASSETS
Property and equipment                                         --          4,929          18,569          22,682
Accumulated depreciation                                       --           (130)         (3,323)         (7,036)
                                                    -------------  -------------   -------------   -------------
                                                               --          4,799          15,246          15,646

Assets held for sale                                           --             --              --              --
Investments in affiliate                                       --             --              --              --
Due from/to subsidiaries                                       --           (791)          6,367           8,459
Note receivable from subsidiaries                              --             --              --              --
Prepaid expenses and other assets                              --             (8)             (8)            (16)
Accounts receivable, net of allowance for
  doubtful accounts                                            --             --              --              --
Restricted cash                                                --             --              --              --
Cash and cash equivalents - unrestricted                       --             --              --              --
                                                    -------------  -------------   -------------   -------------
                                                               --          4,000          21,605          24,089
                                                    =============  =============   =============   =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                 --             --              --              --
Notes payable to MeriStar Hospitality Corporation              --             --              --              --
Accounts payable and accrued expenses                          --            178              74              30
Accrued interest                                               --             --              --              --
Due to Interstate Hotels & Resorts                             --             --              --              --
Other liabilities                                              --             --              --              --
                                                    -------------  -------------   -------------   -------------
Total liabilities                                              --            178              74              30
                                                    -------------  -------------   -------------   -------------

Minority interests                                             --             --              --              --
Redeemable OP units at redemption value                        --             --              --              --
Partners' capital                                              --          3,822          21,531          24,059
                                                    -------------  -------------   -------------   -------------
                                                               --          4,000          21,605          24,089
                                                    =============  =============   =============   =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(DOLLARS IN THOUSANDS)

                                                                    MERISTAR SUB                                      MERISTAR
                                                    MERISTAR SUB      7A JOINT      MERISTAR SUB     MERISTAR SUB      SUB 4A,
                                                       1A, LLC        VENTURE          2B, LLC         3A, LLC           LLC
                                                    -------------   -------------   -------------   -------------   -------------
ASSETS
Property and equipment                                     11,514           5,881              --           3,197              --
Accumulated depreciation                                   (2,928)           (121)             --             (51)             --
                                                    -------------   -------------   -------------   -------------   -------------
                                                            8,586           5,760              --           3,146              --

Assets held for sale                                           --              --              --              --           3,301
Investments in affiliate                                       --              --              --              --              --
Due from/to subsidiaries                                    7,330           5,021          (7,036)          1,904           4,573
Note receivable from subsidiaries                              --              --              --              --              --
Prepaid expenses and other assets                             (56)              1              --               1              (9)
Accounts receivable, net of allowance for
 doubtful accounts                                             --              --           2,345              --              --
Restricted cash                                                --              --              --              --              --
Cash and cash equivalents - unrestricted                       --              --              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------
                                                           15,860          10,782          (4,691)          5,051           7,865
                                                    =============   =============   =============   =============   =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                 --              --              --              --              --
Notes payable to MeriStar Hospitality Corporation              --              --              --              --              --
Accounts payable and accrued expenses                         (17)            150              (8)            161             342
Accrued interest                                               --              --              --              --              --
Due to Interstate Hotels & Resorts                             --              --              --              --              --
Other liabilities                                              --              --              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------
Total liabilities                                             (17)            150              (8)            161             342
                                                    -------------   -------------   -------------   -------------   -------------

Minority interests                                             --              --              --              --              --
Redeemable OP units at redemption value                        --              --              --              --              --
Partners' capital                                          15,877          10,632          (4,683)          4,890           7,523
                                                    -------------   -------------   -------------   -------------   -------------
                                                           15,860          10,782          (4,691)          5,051           7,865
                                                    =============   =============   =============   =============   =============


                                                    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB    MDV LIMITED
                                                       4D, LLC         2A, LLC         6L, LLC      PARTNERSHIP
                                                    -------------   -------------   -------------  -------------
ASSETS
Property and equipment                                         --              --              --          3,850
Accumulated depreciation                                       --              --              --           (686)
                                                    -------------   -------------   -------------  -------------
                                                               --              --              --          3,164

Assets held for sale                                           --              --          12,395             --
Investments in affiliate                                       --              --              --             --
Due from/to subsidiaries                                    2,930          (9,934)          6,238          2,538
Note receivable from subsidiaries                              --              --              --             --
Prepaid expenses and other assets                               3              --              15             (4)
Accounts receivable, net of allowance for
 doubtful accounts                                             --           2,002              --             --
Restricted cash                                                --              --              --             --
Cash and cash equivalents - unrestricted                       --              --              --             --
                                                    -------------   -------------   -------------  -------------
                                                            2,933          (7,932)         18,648          5,698
                                                    =============   =============   =============  =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                 --              --              --             --
Notes payable to MeriStar Hospitality Corporation              --              --              --             --
Accounts payable and accrued expenses                          --              (8)             25             96
Accrued interest                                               --              --              --             --
Due to Interstate Hotels & Resorts                             --              --              --             --
Other liabilities                                              --              --              --             --
                                                    -------------   -------------   -------------  -------------
Total liabilities                                              --              (8)             25             96
                                                    -------------   -------------   -------------  -------------

Minority interests                                             --              --              --             --
Redeemable OP units at redemption value                        --              --              --             --
Partners' capital                                           2,933          (7,924)         18,623          5,602
                                                    -------------   -------------   -------------  -------------
                                                            2,933          (7,932)         18,648          5,698
                                                    =============   =============   =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(DOLLARS IN THOUSANDS)


                                                    MERISTAR SUB   MERISTAR SUB    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                       5C, LLC        6J, LLC         1D, L.P.        7B, L.P.        7D, LLC
                                                    -------------  -------------   -------------   -------------   -------------
ASSETS
Property and equipment                                         --         19,530          68,709           4,806          52,417
Accumulated depreciation                                       --         (3,776)        (12,036)           (156)         (9,771)
                                                    -------------  -------------   -------------   -------------   -------------
                                                               --         15,754          56,673           4,650          42,646

Assets held for sale                                           --             --              --              --              --
Investments in affiliate                                       --             --              --              --              --
Due from/to subsidiaries                                    5,088          7,636          19,511          (3,011)         25,422
Note receivable from subsidiaries                              --             --              --              --              --
Prepaid expenses and other assets                              --             23            (209)              1             192
Accounts receivable, net of allowance for
 doubtful accounts                                             --             --              --              --           1,326
Restricted cash                                                --             --              --              --              --
Cash and cash equivalents - unrestricted                       --             --              --              --              --
                                                    -------------  -------------   -------------   -------------   -------------
                                                            5,088         23,413          75,975           1,640          69,586
                                                    =============  =============   =============   =============   =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                 --             --              --              --              --
Notes payable to MeriStar Hospitality Corporation              --             --              --              --              --
Accounts payable and accrued expenses                          --           (216)            (91)          1,080           4,169
Accrued interest                                               --             --              --              --              --
Due to Interstate Hotels & Resorts                             --             --              --              --            (200)
Other liabilities                                              --             --              --              --              --
                                                    -------------  -------------   -------------   -------------   -------------
Total liabilities                                              --           (216)            (91)          1,080           3,969
                                                    -------------  -------------   -------------   -------------   -------------

Minority interests                                             --             --              --              --              --
Redeemable OP units at redemption value                        --             --              --              --              --
Partners' capital                                           5,088         23,629          76,066             560          65,617
                                                    -------------  -------------   -------------   -------------   -------------
                                                            5,088         23,413          75,975           1,640          69,586
                                                    =============  =============   =============   =============   =============


                                                    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                       7G, LLC         6B, LLC         4I, L.P.        5D, LLC
                                                    -------------   -------------   -------------   -------------
ASSETS
Property and equipment                                      1,901          10,802              --          42,105
Accumulated depreciation                                       --          (2,188)             --          (8,102)
                                                    -------------   -------------   -------------   -------------
                                                            1,901           8,614              --          34,003

Assets held for sale                                           --              --              --              --
Investments in affiliate                                       --              --              --          51,368
Due from/to subsidiaries                                      365           3,137           1,609          (6,600)
Note receivable from subsidiaries                              --              --              --              --
Prepaid expenses and other assets                              --              (5)             --             (17)
Accounts receivable, net of allowance for
 doubtful accounts                                             --              --              --              --
Restricted cash                                                --              --              --              --
Cash and cash equivalents - unrestricted                       --              --              --              --
                                                    -------------   -------------   -------------   -------------
                                                            2,266          11,746           1,609          78,754
                                                    =============   =============   =============   =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                 --              --              --          24,000
Notes payable to MeriStar Hospitality Corporation              --              --              --              --
Accounts payable and accrued expenses                          (6)           (107)            (61)             12
Accrued interest                                               --              --              --              --
Due to Interstate Hotels & Resorts                             --              --              --              --
Other liabilities                                              --              --              --              --
                                                    -------------   -------------   -------------   -------------
Total liabilities                                              (6)           (107)            (61)         24,012
                                                    -------------   -------------   -------------   -------------

Minority interests                                             --              --              --              --
Redeemable OP units at redemption value                        --              --              --              --
Partners' capital                                           2,272          11,853           1,670          54,742
                                                    -------------   -------------   -------------   -------------
                                                            2,266          11,746           1,609          78,754
                                                    =============   =============   =============   =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(DOLLARS IN THOUSANDS)

                                                    MERISTAR SUB    MERISTAR SUB       AGH         MERISTAR SUB    MERISTAR SUB
                                                       5H, LLC         7H, LLC      PSS I, INC.       2D, LLC         4F, L.P.
                                                    -------------   -------------  -------------   -------------   -------------
ASSETS
Property and equipment                                         --              --             --              --          32,615
Accumulated depreciation                                       --              --             --              --          (5,809)
                                                    -------------   -------------  -------------   -------------   -------------
                                                               --              --             --              --          26,806

Assets held for sale                                           --              --             --              --              --
Investments in affiliate                                       --              --             --              --              --
Due from/to subsidiaries                                   36,579           9,567         25,579          (6,223)          5,237
Note receivable from subsidiaries                              --              --             --              --              --
Prepaid expenses and other assets                               1              --              1              --              13
Accounts receivable, net of allowance for
 doubtful accounts                                             46              43             --           1,166              --
Restricted cash                                                --              --             --              --              --
Cash and cash equivalents - unrestricted                       --              --             --              --              --
                                                    -------------   -------------  -------------   -------------   -------------
                                                           36,626           9,610         25,580          (5,057)         32,056
                                                    =============   =============  =============   =============   =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                 --              --             --              --              --
Notes payable to MeriStar Hospitality Corporation              --              --             --              --              --
Accounts payable and accrued expenses                          (2)             --             --              (1)            370
Accrued interest                                               --              --             --              --              --
Due to Interstate Hotels & Resorts                             --              --             --              --              --
Other liabilities                                              --              --             --              --              --
                                                    -------------   -------------  -------------   -------------   -------------
Total liabilities                                              (2)             --             --              (1)            370
                                                    -------------   -------------  -------------   -------------   -------------

Minority interests                                             --              --             --              --              --
Redeemable OP units at redemption value                        --              --             --              --              --
Partners' capital                                          36,628           9,610         25,580          (5,056)         31,686
                                                    -------------   -------------  -------------   -------------   -------------
                                                           36,626           9,610         25,580          (5,057)         32,056
                                                    =============   =============  =============   =============   =============


                                                    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                       5K, LLC         5M, LLC         1E, L.P.
                                                    -------------   -------------   -------------
ASSETS
Property and equipment                                     28,386          22,056              --
Accumulated depreciation                                   (5,206)         (2,355)             --
                                                    -------------   -------------   -------------
                                                           23,180          19,701              --

Assets held for sale                                           --              --              --
Investments in affiliate                                       --              --              --
Due from/to subsidiaries                                     (365)          7,852          24,172
Note receivable from subsidiaries                              --              --              --
Prepaid expenses and other assets                             (74)            (48)             (1)
Accounts receivable, net of allowance for
 doubtful accounts                                             --              --             198
Restricted cash                                                --              --              --
Cash and cash equivalents - unrestricted                       --              --              --
                                                    -------------   -------------   -------------
                                                           22,741          27,505          24,369
                                                    =============   =============   =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                 --              --              --
Notes payable to MeriStar Hospitality Corporation              --              --              --
Accounts payable and accrued expenses                       3,028              --              14
Accrued interest                                               --              --              --
Due to Interstate Hotels & Resorts                             --              --              --
Other liabilities                                              --              --              --
                                                    -------------   -------------   -------------
Total liabilities                                           3,028              --              14
                                                    -------------   -------------   -------------

Minority interests                                             --              --              --
Redeemable OP units at redemption value                        --              --              --
Partners' capital                                          19,713          27,505          24,355
                                                    -------------   -------------   -------------
                                                           22,741          27,505          24,369
                                                    =============   =============   =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(DOLLARS IN THOUSANDS)

                                                    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                       5O, LLC        4B, L.P.         2C, LLC         4G, L.P.        3B, LLC
                                                    -------------   -------------   -------------   -------------   -------------
ASSETS
Property and equipment                                      8,741              --              --           9,086              --
Accumulated depreciation                                   (1,144)             --              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------
                                                            7,597              --              --           9,086              --

Assets held for sale                                           --           7,158           9,415              --              --
Investments in affiliate                                       --              --              --              --              --
Due from/to subsidiaries                                    3,077          (4,789)          5,673           8,806           9,336
Note receivable from subsidiaries                              --              --              --              --              --
Prepaid expenses and other assets                             (15)             (4)           (240)            (89)             (3)
Accounts receivable, net of allowance for
 doubtful accounts                                             --              --              --              --              --
Restricted cash                                                --              --              --              --              --
Cash and cash equivalents - unrestricted                       --              --              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------
                                                           10,659           2,365          14,848          17,803           9,333
                                                    =============   =============   =============   =============   =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                 --              --          19,731              --              --
Notes payable to MeriStar Hospitality Corporation              --              --              --              --              --
Accounts payable and accrued expenses                          (8)            410             257             488              --
Accrued interest                                               --              --              --              --              --
Due to Interstate Hotels & Resorts                             --              --              --              --              --
Other liabilities                                              --              --              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------
Total liabilities                                              (8)            410          19,988             488              --
                                                    -------------   -------------   -------------   -------------   -------------

Minority interests                                             --              --              --              --              --
Redeemable OP units at redemption value                        --              --              --              --              --
Partners' capital                                          10,667           1,955          (5,140)         17,315           9,333
                                                    -------------   -------------   -------------   -------------   -------------
                                                           10,659           2,365          14,848          17,803           9,333
                                                    =============   =============   =============   =============   =============


                                                    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                       5G, L.P.        5P, LLC         5J, LLC         5Q, LLC
                                                    -------------   -------------   -------------   -------------
ASSETS
Property and equipment                                    164,273              39         110,406          16,737
Accumulated depreciation                                  (30,502)            (23)        (16,816)         (2,269)
                                                    -------------   -------------   -------------   -------------
                                                          133,771              16          93,590          14,468

Assets held for sale                                           --              --              --              --
Investments in affiliate                                       --              --              --              --
Due from/to subsidiaries                                   42,679           3,088          21,963           4,637
Note receivable from subsidiaries                              --              --              --              --
Prepaid expenses and other assets                            (255)             (4)           (370)            (53)
Accounts receivable, net of allowance for
 doubtful accounts                                             --              38              --              --
Restricted cash                                                --              --              --              --
Cash and cash equivalents - unrestricted                       --              --              --              --
                                                    -------------   -------------   -------------   -------------
                                                          176,195           3,138         115,183          19,052
                                                    =============   =============   =============   =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                 --              --              --              --
Notes payable to MeriStar Hospitality Corporation              --              --              --              --
Accounts payable and accrued expenses                         775              --             131            (189)
Accrued interest                                               --              --              --              --
Due to Interstate Hotels & Resorts                             --              --              --              --
Other liabilities                                              --              --              --              --
                                                    -------------   -------------   -------------   -------------
Total liabilities                                             775              --             131            (189)
                                                    -------------   -------------   -------------   -------------

Minority interests                                             --              --              --              --
Redeemable OP units at redemption value                        --              --              --              --
Partners' capital                                         175,420           3,138         115,052          19,241
                                                    -------------   -------------   -------------   -------------
                                                          176,195           3,138         115,183          19,052
                                                    =============   =============   =============   =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(DOLLARS IN THOUSANDS)

                                                                                                                      GUARANTOR
                                                    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB    MERISTAR HOTEL   SUBSIDIARIES
                                                       5A, LLC         8D, LLC         4J, LLC       LESSEE, INC.       TOTAL
                                                    -------------   -------------   -------------   -------------   -------------
ASSETS
Property and equipment                                     35,707              --          38,463           3,146       1,055,333
Accumulated depreciation                                  (10,686)             --          (7,127)         (3,284)       (186,722)
                                                    -------------   -------------   -------------   -------------   -------------
                                                           25,021              --          31,336            (138)        868,611

Assets held for sale                                           --           9,097              --              --          46,896
Investments in affiliate                                    4,627              --              --           1,629          60,760
Due from/to subsidiaries                                    6,562           8,303           7,469            (189)        440,421
Note receivable from subsidiaries                              --              --              --              --              --
Prepaid expenses and other assets                             (29)             14             (19)         15,471          13,987
Accounts receivable, net of allowance for
 doubtful accounts                                             --              --             (13)         38,183          45,533
Restricted cash                                                --              --              --              --             115
Cash and cash equivalents - unrestricted                       --              --              --          12,230          12,230
                                                    -------------   -------------   -------------   -------------   -------------
                                                           36,181          17,414          38,773          67,186       1,488,553
                                                    =============   =============   =============   =============   =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                             23,609              --              --          81,027         148,400
Notes payable to MeriStar Hospitality Corporation              --              --              --              --              --
Accounts payable and accrued expenses                        (195)           (183)             81          45,862          59,691
Accrued interest                                               --              --              --             778             778
Due to Interstate Hotels & Resorts                             --              --              --           9,688           9,488
Other liabilities                                              --              --              --           9,599           9,599
                                                    -------------   -------------   -------------   -------------   -------------
Total liabilities                                          23,414            (183)             81         146,954         227,956
                                                    -------------   -------------   -------------   -------------   -------------

Minority interests                                             --              --              --              --              --
Redeemable OP units at redemption value                        --              --              --              --              --
Partners' capital                                          12,767          17,597          38,692         (79,768)      1,260,597
                                                    -------------   -------------   -------------   -------------   -------------
                                                           36,181          17,414          38,773          67,186       1,488,553
                                                    =============   =============   =============   =============   =============



                                                                       TOTAL
                                                    ELIMINATIONS    CONSOLIDATED
                                                    -------------   -------------
ASSETS
Property and equipment                                         --       2,481,752
Accumulated depreciation                                       --        (446,032)
                                                    -------------   -------------
                                                               --       2,035,720

Assets held for sale                                           --          51,169
Investments in affiliate                               (2,262,601)         15,000
Due from/to subsidiaries                                       --              --
Note receivable from subsidiaries                        (120,855)             --
Prepaid expenses and other assets                              --          47,033
Accounts receivable, net of allowance for
 doubtful accounts                                             --          64,709
Restricted cash                                                --          42,523
Cash and cash equivalents - unrestricted                       --         230,876
                                                    -------------   -------------
                                                       (2,383,456)      2,487,030
                                                    =============   =============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                           (120,855)      1,381,555
Notes payable to MeriStar Hospitality Corporation              --         256,473
Accounts payable and accrued expenses                          --          80,014
Accrued interest                                               --          46,813
Due to Interstate Hotels & Resorts                             --          16,411
Other liabilities                                              --          11,045
                                                    -------------   -------------
Total liabilities                                        (120,855)      1,792,311
                                                    -------------   -------------

Minority interests                                             --           2,496
Redeemable OP units at redemption value                        --          35,926
Partners' capital                                      (2,262,601)        656,297
                                                    -------------   -------------
                                                       (2,383,456)      2,487,030
                                                    =============   =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                       MERISTAR          NON-
                                                     HOSPITALITY      GUARANTOR     MERISTAR SUB    AGH UPREIT,   MERISTAR SUB
                                                       OP, L.P.     SUBSIDIARIES       7C, LLC          LLC          5N, LLC
                                                    -------------   -------------   -------------  -------------  -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --              --              --             --             --
       Food and beverage                                       --              --              --             --             --
       Other hotel operations                                  --              --              --             --             --
    Office rental, parking and other revenue                1,623             662              --             --             --
 Participating lease revenue                                   --          33,509              --             --            211
                                                    -------------   -------------   -------------  -------------  -------------
Total revenue                                               1,623          34,171              --             --            211
                                                    -------------   -------------   -------------  -------------  -------------
Hotel operating expenses:
       Rooms                                                   --              --              --             --             --
       Food and beverage                                       --              --              --             --             --
       Other hotel operating expenses                          --              --              --             --             --
    Office rental, parking and other expenses                  --             271              --             --             --
Other operating expenses:
       General and administrative, hotel                       --              23              --             --             --
       General and administrative, corporate                3,185              --              --             --             --
       Property operating costs                                --              --              --             --             --
       Depreciation and amortization                        2,860          12,437              --             --             35
       Property taxes, insurance and other                   (356)          4,738              --             --             24
       Loss on asset impairments                               --             310              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
Operating expenses                                          5,689          17,779              --             --             59
                                                    -------------   -------------   -------------  -------------  -------------
 Operating income (loss)                                   (4,066)         16,392              --             --            152
                                                    -------------   -------------   -------------  -------------  -------------
 Minority interest                                             20              --              --             --             --
 Interest expense, net                                    (18,895)         (7,887)             --             --             --
 Loss on early extinguishments of debt                     (1,980)             --              --             --             --
 Equity in income from consolidated entities               12,880              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                               (12,041)          8,505              --             --            152

 Income tax (expense) benefit                                 (25)             --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
 (Loss) income from continuing operations                 (12,066)          8,505              --             --            152

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                          (30)          1,569              --             --             --
   Income tax (expense) benefit                                45              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
  (Loss) income from discontinued operations                   15           1,569              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
 Net (loss) income                                        (12,051)         10,074              --             --            152
                                                    =============   =============   =============  =============  =============


                                                    MERISTAR SUB   MERISTAR SUB   MERISTAR SUB   MERISTAR SUB
                                                       8A, LLC        8F, L.P.       8G, LLC       6H, L.P.
                                                    -------------  -------------  -------------  -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operations                                  --             --             --             --
    Office rental, parking and other revenue                   --             --             --             --
 Participating lease revenue                                   --            601             --            373
                                                    -------------  -------------  -------------  -------------
Total revenue                                                  --            601             --            373
                                                    -------------  -------------  -------------  -------------
Hotel operating expenses:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operating expenses                          --             --             --             --
    Office rental, parking and other expenses                  --             --             --             --
Other operating expenses:
       General and administrative, hotel                       --             --             --             --
       General and administrative, corporate                   --             --             --             --
       Property operating costs                                --             --             --             --
       Depreciation and amortization                           --            165             --            156
       Property taxes, insurance and other                     --            182             --             26
       Loss on asset impairments                               --             --             --             --
                                                    -------------  -------------  -------------  -------------
Operating expenses                                             --            347             --            182
                                                    -------------  -------------  -------------  -------------
 Operating income (loss)                                       --            254             --            191
                                                    -------------  -------------  -------------  -------------
 Minority interest                                             --             --             --             --
 Interest expense, net                                         --             --             --             --
 Loss on early extinguishments of debt                         --             --             --             --
 Equity in income from consolidated entities                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                    --            254             --            191

 Income tax (expense) benefit                                  --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income from continuing operations                      --            254             --            191

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                           --             --             --             --
   Income tax (expense) benefit                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
  (Loss) income from discontinued operations                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 Net (loss) income                                             --            254             --            191
                                                    =============  =============  =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                    MERISTAR SUB   MERISTAR SUB    MERISTAR SUB   MERISTAR SUB   MERISTAR SUB
                                                       8B, LLC        1C, L.P.        8E, LLC        7F, LLC        5L, LLC
                                                    -------------  -------------   -------------  -------------  -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --             --              --             --             --
       Food and beverage                                       --             --              --             --             --
       Other hotel operations                                  --             --              --             --             --
    Office rental, parking and other revenue                   --             --               7             --             --
 Participating lease revenue                                1,863            304             371            305            253
                                                    -------------  -------------   -------------  -------------  -------------
Total revenue                                               1,863            304             378            305            253
                                                    -------------  -------------   -------------  -------------  -------------
Hotel operating expenses:
       Rooms                                                   --             --              --             --             --
       Food and beverage                                       --             --              --             --             --
       Other hotel operating expenses                          --             --              --             --             --
    Office rental, parking and other expenses                  --             --              --             --             --
Other operating expenses:
       General and administrative, hotel                       --             --              --             --             --
       General and administrative, corporate                   --             --              --             --             --
       Property operating costs                                --             --              --             --             --
       Depreciation and amortization                          602            341             149             73             39
       Property taxes, insurance and other                    250            169              22             32             36
       Loss on asset impairments                               --             --              --             --             --
                                                    -------------  -------------   -------------  -------------  -------------
Operating expenses                                            852            510             171            105             75
                                                    -------------  -------------   -------------  -------------  -------------
 Operating income (loss)                                    1,011           (206)            207            200            178
                                                    -------------  -------------   -------------  -------------  -------------
 Minority interest                                             --             --              --             --             --
 Interest expense, net                                         --             --              --             --             --
 Loss on early extinguishments of debt                         --             --              --             --             --
 Equity in income from consolidated entities                   --             --              --             --             --
                                                    -------------  -------------   -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                 1,011           (206)            207            200            178
 Income tax (expense) benefit                                  --             --              --             --             --
                                                    -------------  -------------   -------------  -------------  -------------
 (Loss) income from continuing operations                   1,011           (206)            207            200            178

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                           --             --              --             --             --
   Income tax (expense) benefit                                --             --              --             --             --
                                                    -------------  -------------   -------------  -------------  -------------
  (Loss) income from discontinued operations                   --             --              --             --             --
                                                    -------------  -------------   -------------  -------------  -------------
 Net (loss) income                                          1,011           (206)            207            200            178
                                                    =============  =============   =============  =============  =============



                                                    MERISTAR SUB   MERISTAR SUB   MERISTAR SUB   MERISTAR SUB
                                                      3C, LLC        5R, LLC        6D, LLC        6E, LLC
                                                    -------------  -------------  -------------  -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operations                                  --             --             --             --
    Office rental, parking and other revenue                   --             --             41             --
 Participating lease revenue                                  432             --            582          1,594
                                                    -------------  -------------  -------------  -------------
Total revenue                                                 432             --            623          1,594
                                                    -------------  -------------  -------------  -------------
Hotel operating expenses:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operating expenses                          --             --             --             --
    Office rental, parking and other expenses                  --             --             --             --
Other operating expenses:
       General and administrative, hotel                       --             --             --             --
       General and administrative, corporate                   --             --             --             --
       Property operating costs                                --             --             --             --
       Depreciation and amortization                          178             --            136            415
       Property taxes, insurance and other                     93             --             74            135
       Loss on asset impairments                               --             --             --             --
                                                    -------------  -------------  -------------  -------------
Operating expenses                                            271             --            210            550
                                                    -------------  -------------  -------------  -------------
 Operating income (loss)                                      161             --            413          1,044
                                                    -------------  -------------  -------------  -------------
 Minority interest                                             --             --             --             --
 Interest expense, net                                         --             --             --             --
 Loss on early extinguishments of debt                         --             --             --             --
 Equity in income from consolidated entities                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                   161             --            413          1,044
 Income tax (expense) benefit                                  --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income from continuing operations                     161             --            413          1,044

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                           --             --             --             --
   Income tax (expense) benefit                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
  (Loss) income from discontinued operations                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 Net (loss) income                                            161             --            413          1,044
                                                    =============  =============  =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB   MERISTAR SUB   MERISTAR SUB
                                                      4E, L.P.         1B, LLC        5F, L.P.        6G, LLC        8C, LLC
                                                    -------------   -------------   -------------  -------------  -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --              --              --             --             --
       Food and beverage                                       --              --              --             --             --
       Other hotel operations                                  --              --              --             --             --
    Office rental, parking and other revenue                    2              (4)             --             --             --
 Participating lease revenue                                  360             519             737          1,084             --
                                                    -------------   -------------   -------------  -------------  -------------
Total revenue                                                 362             515             737          1,084             --
                                                    -------------   -------------   -------------  -------------  -------------
Hotel operating expenses:
       Rooms                                                   --              --              --             --             --
       Food and beverage                                       --              --              --             --             --
       Other hotel operating expenses                          --              --              --             --             --
    Office rental, parking and other expenses                  --              --              --             --             --
Other operating expenses:
       General and administrative, hotel                       --              --              --             --             --
       General and administrative, corporate                   --              --              --             --             --
       Property operating costs                                --              --              --             --             --
       Depreciation and amortization                           73             121             195            153             --
       Property taxes, insurance and other                    194               8              89             92             --
       Loss on asset impairments                              981              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
Operating expenses                                          1,248             129             284            245             --
                                                    -------------   -------------   -------------  -------------  -------------
 Operating income (loss)                                     (886)            386             453            839             --
                                                    -------------   -------------   -------------  -------------  -------------
 Minority interest                                             --              --              --             --             --
 Interest expense, net                                         --              --              --             --             --
 Loss on early extinguishments of debt                         --              --              --             --             --
 Equity in income from consolidated entities                   --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                  (886)            386             453            839             --

 Income tax (expense) benefit                                  --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
 (Loss) income from continuing operations                    (886)            386             453            839             --

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                           --              --              --             --            142
   Income tax (expense) benefit                                --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
  (Loss) income from discontinued operations                   --              --              --             --            142
                                                    -------------   -------------   -------------  -------------  -------------
 Net (loss) income                                           (886)            386             453            839            142
                                                    =============   =============   =============  =============  =============


                                                    MERISTAR SUB   MERISTAR SUB   MERISTAR SUB   MERISTAR SUB
                                                      4C, L.P.       4H, L.P.       7E, LLC        3D, LLC
                                                    -------------  -------------  -------------  -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operations                                  --             --             --             --
    Office rental, parking and other revenue                   --             --             --             --
 Participating lease revenue                                   --             --            344            378
                                                    -------------  -------------  -------------  -------------
Total revenue                                                  --             --            344            378
                                                    -------------  -------------  -------------  -------------
Hotel operating expenses:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operating expenses                          --             --             --             --
    Office rental, parking and other expenses                  --             --             --             --
Other operating expenses:
       General and administrative, hotel                       --             --             --             --
       General and administrative, corporate                   --             --             --             --
       Property operating costs                                --             --             --             --
       Depreciation and amortization                           --             --            161            190
       Property taxes, insurance and other                     --             --             48             61
       Loss on asset impairments                               --             --             --             --
                                                    -------------  -------------  -------------  -------------
Operating expenses                                             --             --            209            251
                                                    -------------  -------------  -------------  -------------
 Operating income (loss)                                       --             --            135            127
                                                    -------------  -------------  -------------  -------------
 Minority interest                                             --             --             --             --
 Interest expense, net                                         --             --             --             --
 Loss on early extinguishments of debt                         --             --             --             --
 Equity in income from consolidated entities                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                    --             --            135            127

 Income tax (expense) benefit                                  --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income from continuing operations                      --             --            135            127

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                           --             --             --             --
   Income tax (expense) benefit                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
  (Loss) income from discontinued operations                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 Net (loss) income                                             --             --            135            127
                                                    =============  =============  =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                    MERISTAR SUB
                                                    MERISTAR SUB      7A JOINT      MERISTAR SUB   MERISTAR SUB   MERISTAR SUB
                                                      1A, LLC         VENTURE          2B, LLC        3A, LLC        4A, LLC
                                                    -------------   -------------   -------------  -------------  -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --              --              --             --             --
       Food and beverage                                       --              --              --             --             --
       Other hotel operations                                  --              --              --             --             --
    Office rental, parking and other revenue                   --              --              --             --             --
 Participating lease revenue                                   --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
Total revenue                                                  --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
Hotel operating expenses:
       Rooms                                                   --              --              --             --             --
       Food and beverage                                       --              --              --             --             --
       Other hotel operating expenses                          --              --              --             --             --
    Office rental, parking and other expenses                  --              --              --             --             --
Other operating expenses:
       General and administrative, hotel                       --              --              --             --             --
       General and administrative, corporate                   --              --              --             --             --
       Property operating costs                                --              --              --             --             --
       Depreciation and amortization                           --              --              --             --             --
       Property taxes, insurance and other                     --              --              --             --             --
       Loss on asset impairments                               --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
Operating expenses                                             --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
 Operating income (loss)                                       --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
 Minority interest                                             --              --              --             --             --
 Interest expense, net                                         --              --              --             --             --
 Loss on early extinguishments of debt                         --              --              --             --             --
 Equity in income from consolidated entities                   --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                    --              --              --             --             --

 Income tax (expense) benefit                                  --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
 (Loss) income from continuing operations                      --              --              --             --             --

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                         (149)            (49)             --             --              1
   Income tax (expense) benefit                                --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
  (Loss) income from discontinued operations                 (149)            (49)             --             --              1
                                                    -------------   -------------   -------------  -------------  -------------
 Net (loss) income                                           (149)            (49)             --             --              1
                                                    =============   =============   =============  =============  =============


                                                    MERISTAR SUB    MERISTAR SUB  MERISTAR SUB    MDV LIMITED
                                                      4D, LLC         2A, LLC        6L, LLC      PARTNERSHIP
                                                    -------------  -------------  -------------  -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operations                                  --             --             --             --
    Office rental, parking and other revenue                   --             --             --             --
 Participating lease revenue                                   --             --             --            133
                                                    -------------  -------------  -------------  -------------
Total revenue                                                  --             --             --            133
                                                    -------------  -------------  -------------  -------------
Hotel operating expenses:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operating expenses                          --             --             --             --
    Office rental, parking and other expenses                  --             --             --             --
Other operating expenses:
       General and administrative, hotel                       --             --             --             --
       General and administrative, corporate                   --             --             --             --
       Property operating costs                                --             --             --             --
       Depreciation and amortization                           --             --             --             47
       Property taxes, insurance and other                     --             --             --             34
       Loss on asset impairments                               --             --             --             --
                                                    -------------  -------------  -------------  -------------
Operating expenses                                             --             --             --             81
                                                    -------------  -------------  -------------  -------------
 Operating income (loss)                                       --             --             --             52
                                                    -------------  -------------  -------------  -------------
 Minority interest                                             --             --             --             --
 Interest expense, net                                         --             --             --             --
 Loss on early extinguishments of debt                         --             --             --             --
 Equity in income from consolidated entities                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                    --             --             --             52

 Income tax (expense) benefit                                  --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income from continuing operations                      --             --             --             52

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                           --             --             --             --
   Income tax (expense) benefit                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
  (Loss) income from discontinued operations                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 Net (loss) income                                             --             --             --             52
                                                    =============  =============  =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                    MERISTAR SUB    MERISTAR SUB  MERISTAR SUB   MERISTAR SUB    MERISTAR SUB
                                                       5C, LLC        6J, LLC       1D, L.P.       7B, L.P.        7D, LLC
                                                    -------------  -------------  -------------  -------------   -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --             --             --             --              --
       Food and beverage                                       --             --             --             --              --
       Other hotel operations                                  --             --             --             --              --
    Office rental, parking and other revenue                   --             --             55             --             274
 Participating lease revenue                                   --            754          1,124             --           1,474
                                                    -------------  -------------  -------------  -------------   -------------
Total revenue                                                  --            754          1,179             --           1,748
                                                    -------------  -------------  -------------  -------------   -------------
Hotel operating expenses:
       Rooms                                                   --             --             --             --              --
       Food and beverage                                       --             --             --             --              --
       Other hotel operating expenses                          --             --             --             --              --
    Office rental, parking and other expenses                  --             --             35             --             216
Other operating expenses:
       General and administrative, hotel                       --             --             --             --              --
       General and administrative, corporate                   --             --             --             --              --
       Property operating costs                                --             --             --             --              --
       Depreciation and amortization                           --            140            567             --             431
       Property taxes, insurance and other                     --             71            389             --             647
       Loss on asset impairments                               --             --             --             --              --
                                                    -------------  -------------  -------------  -------------   -------------
Operating expenses                                             --            211            991             --           1,294
                                                    -------------  -------------  -------------  -------------   -------------
 Operating income (loss)                                       --            543            188             --             454
                                                    -------------  -------------  -------------  -------------   -------------
 Minority interest                                             --             --             --             --              --
 Interest expense, net                                         --             --             --             --              --
 Loss on early extinguishments of debt                         --             --             --             --              --
 Equity in income from consolidated entities                   --             --             --             --              --
                                                    -------------  -------------  -------------  -------------   -------------
 (Loss) income before income taxes and
    discontinued operations                                    --            543            188             --             454

 Income tax (expense) benefit                                  --             --             --             --              --
                                                    -------------  -------------  -------------  -------------   -------------
 (Loss) income from continuing operations                      --            543            188             --             454

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                           --             --             --           (503)             --
   Income tax (expense) benefit                                --             --             --             --              --
                                                    -------------  -------------  -------------  -------------   -------------
  (Loss) income from discontinued operations                   --             --             --           (503)             --
                                                    -------------  -------------  -------------  -------------   -------------
 Net (loss) income                                             --            543            188           (503)            454
                                                    =============  =============  =============  =============   =============

                                                    MERISTAR SUB    MERISTAR SUB  MERISTAR SUB   MERISTAR SUB
                                                       7G, LLC        6B, LLC       4I, L.P.        5D, LLC
                                                    -------------  -------------  -------------  -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operations                                  --             --             --             --
    Office rental, parking and other revenue                   --             --             --             --
 Participating lease revenue                                   --            356             --            642
                                                    -------------  -------------  -------------  -------------
Total revenue                                                  --            356             --            642
                                                    -------------  -------------  -------------  -------------
Hotel operating expenses:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operating expenses                          --             --             --             --
    Office rental, parking and other expenses                  --             --             --             --
Other operating expenses:
       General and administrative, hotel                       --             --             --             --
       General and administrative, corporate                   --             --             --             --
       Property operating costs                                --             --             --             --
       Depreciation and amortization                           --            112             --            369
       Property taxes, insurance and other                     --             54             --             49
       Loss on asset impairments                               --             --             --             --
                                                    -------------  -------------  -------------  -------------
Operating expenses                                             --            166             --            418
                                                    -------------  -------------  -------------  -------------
 Operating income (loss)                                       --            190             --            224
                                                    -------------  -------------  -------------  -------------
 Minority interest                                             --             --             --             --
 Interest expense, net                                         --             --             --           (340)
 Loss on early extinguishments of debt                         --             --             --             --
 Equity in income from consolidated entities                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                    --            190             --           (116)

 Income tax (expense) benefit                                  --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income from continuing operations                      --            190             --           (116)

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                           56             --             --             --
   Income tax (expense) benefit                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
  (Loss) income from discontinued operations                   56             --             --             --
                                                    -------------  -------------  -------------  -------------
 Net (loss) income                                             56            190             --           (116)
                                                    =============  =============  =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                     MERISTAR SUB  MERISTAR SUB    AGH PSS I,    MERISTAR SUB   MERISTAR SUB
                                                       5H, LLC        7H, LLC         INC.         2D, LLC         4F, L.P.
                                                    -------------  -------------  -------------  -------------  -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --             --             --             --             --
       Food and beverage                                       --             --             --             --             --
       Other hotel operations                                  --             --             --             --             --
    Office rental, parking and other revenue                   --             --             --             --              6
 Participating lease revenue                                   --             --             --             --            492
                                                    -------------  -------------  -------------  -------------  -------------
Total revenue                                                  --             --             --             --            498
                                                    -------------  -------------  -------------  -------------  -------------
Hotel operating expenses:
       Rooms                                                   --             --             --             --             --
       Food and beverage                                       --             --             --             --             --
       Other hotel operating expenses                          --             --             --             --             --
    Office rental, parking and other expenses                  --             --             --             --             --
Other operating expenses:
       General and administrative, hotel                       --             --             --             --             --
       General and administrative, corporate                   --             --             --             --             --
       Property operating costs                                --             --             --             --             --
       Depreciation and amortization                           --             --             --             --            275
       Property taxes, insurance and other                     --             --             --             --             98
       Loss on asset impairments                               --             --             --             --             --
                                                    -------------  -------------  -------------  -------------  -------------
Operating expenses                                             --             --             --             --            373
                                                    -------------  -------------  -------------  -------------  -------------
 Operating income (loss)                                       --             --             --             --            125
                                                    -------------  -------------  -------------  -------------  -------------
 Minority interest                                             --             --             --             --             --
 Interest expense, net                                         --             --             --             --             --
 Loss on early extinguishments of debt                         --             --             --             --             --
 Equity in income from consolidated entities                   --             --             --             --             --
                                                    -------------  -------------  -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                    --             --             --             --            125

 Income tax (expense) benefit                                  --             --             --             --             --
                                                    -------------  -------------  -------------  -------------  -------------
 (Loss) income from continuing operations                      --             --             --             --            125

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                           --             --             --             --             --
   Income tax (expense) benefit                                --             --             --             --             --
                                                    -------------  -------------  -------------  -------------  -------------
  (Loss) income from discontinued operations                   --             --             --             --             --
                                                    -------------  -------------  -------------  -------------  -------------
 Net (loss) income                                             --             --             --             --            125
                                                    =============  =============  =============  =============  =============

                                                    MERISTAR SUB   MERISTAR SUB   MERISTAR SUB   MERISTAR SUB
                                                       5K, LLC        5M, LLC        1E, L.P.      5O, LLC
                                                    -------------  -------------  -------------  -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operations                                  --             --             --             --
    Office rental, parking and other revenue                   --             --             --             --
 Participating lease revenue                                  577            422             --            210
                                                    -------------  -------------  -------------  -------------
Total revenue                                                 577            422             --            210
                                                    -------------  -------------  -------------  -------------
Hotel operating expenses:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operating expenses                          --             --             --             --
    Office rental, parking and other expenses                  --             --             --             --
Other operating expenses:
       General and administrative, hotel                       --             --             --             --
       General and administrative, corporate                   --             --             --             --
       Property operating costs                                --             --             --             --
       Depreciation and amortization                          324            120             --             57
       Property taxes, insurance and other                     88             64             --             25
       Loss on asset impairments                               --             --             --             --
                                                    -------------  -------------  -------------  -------------
Operating expenses                                            412            184             --             82
                                                    -------------  -------------  -------------  -------------
 Operating income (loss)                                      165            238             --            128
                                                    -------------  -------------  -------------  -------------
 Minority interest                                             --             --             --             --
 Interest expense, net                                         --             --             --             --
 Loss on early extinguishments of debt                         --             --             --             --
 Equity in income from consolidated entities                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                   165            238             --            128

 Income tax (expense) benefit                                  --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income from continuing operations                     165            238             --            128

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                           --             --             --             --
   Income tax (expense) benefit                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
  (Loss) income from discontinued operations                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 Net (loss) income                                            165            238             --            128
                                                    =============  =============  =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                     MERISTAR SUB   MERISTAR SUB    MERISTAR SUB   MERISTAR SUB   MERISTAR SUB
                                                       4B, L.P.        2C, LLC        4G, L.P.        3B, LLC        5G, L.P.
                                                    -------------   -------------   -------------  -------------  -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --              --              --             --             --
       Food and beverage                                       --              --              --             --             --
       Other hotel operations                                  --              --              --             --             --
    Office rental, parking and other revenue                   --              --              --             --              7
 Participating lease revenue                                   --              --             489             --          2,444
                                                    -------------   -------------   -------------  -------------  -------------
Total revenue                                                  --              --             489             --          2,451
                                                    -------------   -------------   -------------  -------------  -------------
Hotel operating expenses:
       Rooms                                                   --              --              --             --             --
       Food and beverage                                       --              --              --             --             --
       Other hotel operating expenses                          --              --              --             --             --
    Office rental, parking and other expenses                  --              --              --             --             --
Other operating expenses:
       General and administrative, hotel                       --              --              --             --             --
       General and administrative, corporate                   --              --              --             --             --
       Property operating costs                                --              --              --             --             --
       Depreciation and amortization                           --              --             111             --          1,578
       Property taxes, insurance and other                     --              --             122             --            393
       Loss on asset impairments                               --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
Operating expenses                                             --              --             233             --          1,971
                                                    -------------   -------------   -------------  -------------  -------------
 Operating income (loss)                                       --              --             256             --            480
                                                    -------------   -------------   -------------  -------------  -------------
 Minority interest                                             --              --              --             --             --
 Interest expense, net                                         --              --              --             --             --
 Loss on early extinguishments of debt                         --              --              --             --             --
 Equity in income from consolidated entities                   --              --              --             --             --
 (Loss) income before income taxes and
                                                    -------------   -------------   -------------  -------------  -------------
    discontinued operations                                    --              --             256             --            480

 Income tax (expense) benefit                                  --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
 (Loss) income from continuing operations                      --              --             256             --            480

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                           (1)           (667)             --             --             --
   Income tax (expense) benefit                                --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
  (Loss) income from discontinued operations                   (1)           (667)             --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
 Net (loss) income                                             (1)           (667)            256             --            480
                                                    =============   =============   =============  =============  =============

                                                    MERISTAR SUB   MERISTAR SUB   MERISTAR SUB   MERISTAR SUB
                                                       5P, LLC       5J, LLC         5Q, LLC        5A, LLC
                                                    -------------  -------------  -------------  -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operations                                  --             --             --             --
    Office rental, parking and other revenue                   --             --             --             24
 Participating lease revenue                                  321          2,611            516          1,484
                                                    -------------  -------------  -------------  -------------
Total revenue                                                 321          2,611            516          1,508
                                                    -------------  -------------  -------------  -------------
Hotel operating expenses:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operating expenses                          --             --             --             --
    Office rental, parking and other expenses                  --             --             --             --
Other operating expenses:
       General and administrative, hotel                       --             --             --             --
       General and administrative, corporate                   --             --             --             --
       Property operating costs                                --             --             --             --
       Depreciation and amortization                            1          1,395            154            263
       Property taxes, insurance and other                      1            498             97            201
       Loss on asset impairments                               --             --             --             --
                                                    -------------  -------------  -------------  -------------
Operating expenses                                              2          1,893            251            464
                                                    -------------  -------------  -------------  -------------
 Operating income (loss)                                      319            718            265          1,044
                                                    -------------  -------------  -------------  -------------
 Minority interest                                             --             --             --             --
 Interest expense, net                                         --             --             --           (709)
 Loss on early extinguishments of debt                         --             --             --             --
 Equity in income from consolidated entities                   --             --             --             --
 (Loss) income before income taxes and
                                                    -------------  -------------  -------------  -------------
    discontinued operations                                   319            718            265            335

 Income tax (expense) benefit                                  --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income from continuing operations                     319            718            265            335

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                           --             --             --             --
   Income tax (expense) benefit                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
  (Loss) income from discontinued operations                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 Net (loss) income                                            319            718            265            335
                                                    =============  =============  =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                                   MERISTAR         MERISTAR        GUARANTOR
                                                    MERISTAR SUB   MERISTAR SUB     PENTAGON      HOTEL LESSEE,    SUBSIDIARIES
                                                       8D, LLC        4J, LLC       CITY, LLC          INC.            TOTAL
                                                    -------------  -------------  -------------   -------------   -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --             --             --         143,156         143,156
       Food and beverage                                       --             --             --          59,442          59,442
       Other hotel operations                                  --             --             --          17,362          17,362
    Office rental, parking and other revenue                   --             72             --             160             644
 Participating lease revenue                                   --            699          1,406              --          26,465
                                                    -------------  -------------  -------------   -------------   -------------
Total revenue                                                  --            771          1,406         220,120         247,069
                                                    -------------  -------------  -------------   -------------   -------------
Hotel operating expenses:
       Rooms                                                   --             --             --          35,046          35,046
       Food and beverage                                       --             --             --          41,739          41,739
       Other hotel operating expenses                          --             --             --          10,864          10,864
    Office rental, parking and other expenses                  --            148             --              --             399
Other operating expenses:
       General and administrative, hotel                       --             --              4          31,983          31,987
       General and administrative, corporate                   --             --             --             288             288
       Property operating costs                                --             --             --          31,909          31,909
       Depreciation and amortization                           --            317            355              42           9,840
       Property taxes, insurance and other                     --             81            177          66,974          71,598
       Loss on asset impairments                               --             --             --              --             981
                                                    -------------  -------------  -------------   -------------   -------------
Operating expenses                                             --            546            536         218,845         234,651
                                                    -------------  -------------  -------------   -------------   -------------
 Operating income (loss)                                       --            225            870           1,275          12,418
                                                    -------------  -------------  -------------   -------------   -------------
 Minority interest                                             --             --             --              --              --
 Interest expense, net                                         --             --             (9)         (1,884)         (2,942)
 Loss on early extinguishments of debt                         --             --             --              --              --
 Equity in income from consolidated entities                   --             --             --              --              --
                                                    -------------  -------------  -------------   -------------   -------------
 (Loss) income before income taxes and
    discontinued operations                                    --            225            861            (609)          9,476

 Income tax (expense) benefit                                  --             --             --              --              --
                                                    -------------  -------------  -------------   -------------   -------------

 (Loss) income from continuing operations                      --            225            861            (609)          9,476

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                           --             --             --          (5,500)         (6,670)
   Income tax (expense) benefit                                --             --             --              --              --
                                                    -------------  -------------  -------------   -------------   -------------
  (Loss) income from discontinued operations                   --             --             --          (5,500)         (6,670)

                                                    -------------  -------------  -------------   -------------   -------------
 Net (loss) income                                             --            225            861          (6,109)          2,806
                                                    =============  =============  =============   =============   =============


                                                                       TOTAL
                                                    ELIMINATIONS    CONSOLIDATED
                                                    -------------   -------------
 Revenue:
    Hotel operations:
       Rooms                                                   --         143,156
       Food and beverage                                       --          59,442
       Other hotel operations                                  --          17,362
    Office rental, parking and other revenue                   --           2,929
 Participating lease revenue                              (59,974)             --
                                                    -------------   -------------
Total revenue                                             (59,974)        222,889
                                                    -------------   -------------
Hotel operating expenses:
       Rooms                                                   --          35,046
       Food and beverage                                       --          41,739
       Other hotel operating expenses                          --          10,864
    Office rental, parking and other expenses                  --             670
Other operating expenses:
       General and administrative, hotel                       --          32,010
       General and administrative, corporate                   --           3,473
       Property operating costs                                --          31,909
       Depreciation and amortization                           --          25,137
       Property taxes, insurance and other                (59,974)         16,006
       Loss on asset impairments                               --           1,291
                                                    -------------   -------------
Operating expenses                                        (59,974)        198,145
                                                    -------------   -------------
 Operating income (loss)                                       --          24,744
                                                    -------------   -------------
 Minority interest                                             --              20
 Interest expense, net                                         --         (29,724)
 Loss on early extinguishments of debt                         --          (1,980)
 Equity in income from consolidated entities              (12,880)             --
                                                    -------------   -------------
 (Loss) income before income taxes and                         --              --
    discontinued operations                               (12,880)         (6,940)

 Income tax (expense) benefit                                  --             (25)
                                                                               --
                                                    -------------   -------------
 (Loss) income from continuing operations                 (12,880)         (6,965)

 Discontinued operations:
 (Loss) income from discontinued operations
   before income tax                                           --          (5,131)
   Income tax (expense) benefit                                --              45
                                                    -------------   -------------
  (Loss) income from discontinued operations                   --          (5,086)
                                                                               --
                                                    -------------   -------------

 Net (loss) income                                        (12,880)        (12,051)
                                                    =============   =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)



                                                   MERISTAR
                                                HOSPITALITY OP,   NON-GUARANTOR    MERISTAR SUB 7C,   AGH UPREIT,  MERISTAR SUB 5N,
                                                      L.P.        SUBSIDIARIES           LLC              LLC            LLC
                                                ---------------   -------------    ----------------   -----------  ----------------
Revenue:
   Hotel operations:
        Rooms                                                --              --                  --            --                --
        Food and beverage                                    --              --                  --            --                --
        Other hotel operations                               --              --                  --            --                --
   Office rental, parking and other revenues              2,158           1,716                  --            --                --
 Participating lease revenue                                 --          26,838                  --            --               234
                                                ---------------   -------------    ----------------   -----------  ----------------
Total revenue                                             2,158          28,554                  --            --               234
                                                ---------------   -------------    ----------------   -----------  ----------------

Hotel operating expenses:
        Rooms                                                --              --                  --            --                --
        Food and beverage                                    --              --                  --            --                --
        Other hotel operating expenses                       --              --                  --            --                --
Office rental, parking and other expenses                    --             525                  --            --                --
Other operating expenses:
        General and administrative, hotel                    --            (260)                 --            --                --
        General and administrative, corporate             3,185              --                  --            --                --
        Property operating costs                             --              --                  --            --                --
        Depreciation and amortization                     2,858          11,102                  --            --                35
        Property taxes, insurance and other               1,337           4,828                  --            --                25
        Loss on asset impairments                            --          33,644                  --            --                --
                                                ---------------   -------------    ----------------   -----------  ----------------
 Operating expenses                                       7,380          49,839                  --            --                60
                                                ---------------   -------------    ----------------   -----------  ----------------

 Operating (loss) income                                 (5,222)        (21,285)                 --            --               174

 Minority interest                                            5              --                  --            --                --
 Interest expense, net                                  (26,212)         (6,792)                 --            --                --
 Equity in loss from consolidated entities             (186,138)             --                  --            --                --
                                                ---------------   -------------    ----------------   -----------  ----------------

 (Loss) income before income taxes and
    discontinued operations                            (217,567)        (28,077)                 --            --               174

 Income tax expense                                         (10)             --                  --            --                --
                                                ---------------   -------------    ----------------   -----------  ----------------

 (Loss) income from continuing operations              (217,577)        (28,077)                 --            --               174

 Discontinued operations:
    (Loss) income from discontinued operations
       before income tax                                    927         (80,881)                 --            --                --
    Income tax expense                                       (9)             --                  --            --                --
                                                ---------------   -------------    ----------------   -----------  ----------------

    (Loss) income on discontinued operations                918         (80,881)                 --            --                --

                                                ---------------   -------------    ----------------   -----------  ----------------
 Net (loss) income                                     (216,659)       (108,958)                 --            --               174
                                                ===============   =============    ================   ===========  ================


                                                    MERISTAR SUB 8A,  MERISTAR SUB 8F,  MERISTAR SUB 8G,     MERISTAR SUB 6H,
                                                          LLC               L.P.              LLC                  L.P.
                                                    ----------------  ----------------  ----------------     ----------------
Revenue:
    Hotel operations:
        Rooms                                                     --                --                --                   --
        Food and beverage                                         --                --                --                   --
        Other hotel operations                                    --                --                --                   --
    Office rental, parking and other revenues                     --                --                --                   --
 Participating lease revenue                                      --               586                --                  313
                                                    ----------------  ----------------  ----------------     ----------------
Total revenue                                                     --               586                --                  313
                                                    ----------------  ----------------  ----------------     ----------------

Hotel operating expenses:
        Rooms                                                     --                --                --                   --
        Food and beverage                                         --                --                --                   --
        Other hotel operating expenses                            --                --                --                   --
Office rental, parking and other expenses                         --                --                --                   --
Other operating expenses:
        General and administrative, hotel                         --                --                --                   --
        General and administrative, corporate                     --                --                --                   --
        Property operating costs                                  --                --                --                   --
        Depreciation and amortization                             --               146                --                  144
        Property taxes, insurance and other                       --                99                --                   23
        Loss on asset impairments                                 --                --                --                   --
                                                    ----------------  ----------------  ----------------     ----------------
 Operating expenses                                               --               245                --                  167
                                                    ----------------  ----------------  ----------------     ----------------

 Operating (loss) income                                          --               341                --                  146

 Minority interest                                                --                --                --                   --
 Interest expense, net                                            --                --                --                   --
 Equity in loss from consolidated entities                        --                --                --                   --
                                                    ----------------  ----------------  ----------------     ----------------

 (Loss) income before income taxes and
  discontinued operations                                         --               341                --                  146
 Income tax expense                                               --                --                --                   --
                                                    ----------------  ----------------  ----------------     ----------------

 (Loss) income from continuing operations                         --               341                --                  146

 Discontinued operations:
     (Loss) income from discontinued operations
      before income tax                                           --                --                --                   --
      Income tax expense                                          --                --                --                   --
                                                    ----------------  ----------------  ----------------     ----------------

     (Loss) income on discontinued operations                     --                --                --                   --

                                                    ----------------  ----------------  ----------------     ----------------
 Net (loss) income                                                --               341                --                  146
                                                    ================  ================  ================     ================

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                       MERISTAR     MERISTAR         MERISTAR      MERISTAR        MERISTAR
                                                        SUB 8B,      SUB 1C,          SUB 8E,       SUB 7F,         SUB 5L,
                                                         LLC           L.P.             LLC           LLC             LLC
                                                    -------------  -------------   -------------  -------------   -------------
 Revenue:
    Hotel operations:
        Rooms                                                  --             --              --             --              --
        Food and beverage                                      --             --              --             --              --
        Other hotel operations                                 --             --              --             --              --
    Office rental, parking and other revenues                  --             --               5             --              --
 Participating lease revenue                                1,818            308             362            226             228
                                                    -------------  -------------   -------------  -------------   -------------
Total revenue                                               1,818            308             367            226             228
                                                    -------------  -------------   -------------  -------------   -------------

Hotel operating expenses:
        Rooms                                                  --             --              --             --              --
        Food and beverage                                      --             --              --             --              --
        Other hotel operating expenses                         --             --              --             --              --
Office rental, parking and other expenses                      --             --              --             --              --
Other operating expenses:
        General and administrative, hotel                      --             --              --             --              --
        General and administrative, corporate                  --             --              --             --              --
        Property operating costs                               --             --              --             --              --
        Depreciation and amortization                         610            254             145            114              35
        Property taxes, insurance and other                   346            132              54             41              37
        Loss on asset impairments                              --             --              --          1,637              --
                                                    -------------  -------------   -------------  -------------   -------------
 Operating expenses                                           956            386             199          1,792              72
                                                    -------------  -------------   -------------  -------------   -------------

 Operating (loss) income                                      862            (78)            168         (1,566)            156

 Minority interest                                             --             --              --             --              --
 Interest expense, net                                         --             --              --             --              --
 Equity in loss from consolidated entities                     --             --              --             --              --
                                                    -------------  -------------   -------------  -------------   -------------

 (Loss) income before income taxes and
    discontinued operations                                   862            (78)            168         (1,566)            156

 Income tax expense                                            --             --              --             --              --
                                                    -------------  -------------   -------------  -------------   -------------

 (Loss) income from continuing operations                     862            (78)            168         (1,566)            156

 Discontinued operations:
     (Loss) income from discontinued operations
        before income tax                                      --             --              --             --              --
      Income tax expense                                       --             --              --             --              --
                                                    -------------  -------------   -------------  -------------   -------------
     (Loss) income on discontinued operations                  --             --              --             --              --

                                                    -------------  -------------   -------------  -------------   -------------
 Net (loss) income                                            862            (78)            168         (1,566)            156
                                                    =============  =============   =============  =============   =============


                                                       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                        SUB 3C,        SUB 5R,        SUB 6D,        SUB 6E,
                                                         LLC            LLC            LLC            LLC
                                                    -------------  -------------  -------------  -------------
Revenue:
    Hotel operations:
        Rooms                                                  --             --             --             --
        Food and beverage                                      --             --             --             --
        Other hotel operations                                 --             --             --             --
    Office rental, parking and other revenues                  --             --              4             --
 Participating lease revenue                                  375             --            531          1,483
                                                    -------------  -------------  -------------  -------------
Total revenue                                                 375             --            535          1,483
                                                    -------------  -------------  -------------  -------------

Hotel operating expenses:
        Rooms                                                  --             --             --             --
        Food and beverage                                      --             --             --             --
        Other hotel operating expenses                         --             --             --             --
Office rental, parking and other expenses                      --             --             --             --
Other operating expenses:
        General and administrative, hotel                      --             --             --             --
        General and administrative, corporate                  --             --             --             --
        Property operating costs                               --             --             --             --
        Depreciation and amortization                         177             --            136            408
        Property taxes, insurance and other                    99             --             80            161
        Loss on asset impairments                              --             --             --             --
                                                    -------------  -------------  -------------  -------------
 Operating expenses                                           276             --            216            569
                                                    -------------  -------------  -------------  -------------


 Operating (loss) income                                       99             --            319            914

 Minority interest                                             --             --             --             --
 Interest expense, net                                         --             --             --             --
 Equity in loss from consolidated entities                     --             --             --             --
                                                    -------------  -------------  -------------  -------------


 (Loss) income before income taxes and
    discontinued operations                                    99             --            319            914

 Income tax expense                                            --             --             --             --
                                                    -------------  -------------  -------------  -------------


 (Loss) income from continuing operations                      99             --            319            914

 Discontinued operations:
     (Loss) income from discontinued operations
        before income tax                                      --             --             --             --
      Income tax expense                                       --             --             --             --
                                                    -------------  -------------  -------------  -------------

     (Loss) income on discontinued operations                  --             --             --             --

                                                    -------------  -------------  -------------  -------------
 Net (loss) income                                             99             --            319            914
                                                    =============  =============  =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                      MERISTAR        MERISTAR       MERISTAR        MERISTAR       MERISTAR
                                                       SUB 4E,         SUB 1B,        SUB 5F,         SUB 6G,        SUB 8C,
                                                         L.P.            LLC            L.P.            LLC            LLC
                                                    -------------   -------------  -------------   -------------  -------------
 Revenue:
    Hotel operations:
        Rooms                                                  --              --             --              --             --
        Food and beverage                                      --              --             --              --             --
        Other hotel operations                                 --              --             --              --             --
    Office rental, parking and other revenues                   2               1             --              --             --
 Participating lease revenue                                  352             684            761             732             --
                                                    -------------   -------------  -------------   -------------  -------------
Total revenue                                                 354             685            761             732             --
                                                    -------------   -------------  -------------   -------------  -------------


Hotel operating expenses:
        Rooms                                                  --              --             --              --             --
        Food and beverage                                      --              --             --              --             --
        Other hotel operating expenses                         --              --             --              --             --
Office rental, parking and other expenses                      --              --             --              --             --
Other operating expenses:
        General and administrative, hotel                      --              --             --              --             --
        General and administrative, corporate                  --              --             --              --             --
        Property operating costs                               --              --             --              --             --
        Depreciation and amortization                         210             141            267             215             --
        Property taxes, insurance and other                   112              48             99             101             --
        Loss on asset impairments                          14,611              --          7,231              --             --
                                                    -------------   -------------  -------------   -------------  -------------
 Operating expenses                                        14,933             189          7,597             316             --

 Operating (loss) income                                  (14,579)            496         (6,836)            416             --
                                                    -------------   -------------  -------------   -------------  -------------

 Minority interest                                             --              --             --              --             --
 Interest expense, net                                         --              --             --              --             --
 Equity in loss from consolidated entities                     --              --             --              --             --
                                                    -------------   -------------  -------------   -------------  -------------


 (Loss) income before income taxes and
    discontinued operations                               (14,579)            496         (6,836)            416             --

 Income tax expense                                            --              --             --              --             --
                                                    -------------   -------------  -------------   -------------  -------------


 (Loss) income from continuing operations                 (14,579)            496         (6,836)            416             --

 Discontinued operations:
     (Loss) income from discontinued operations
        before income tax                                      --              --             --              --           (935)
      Income tax expense                                       --              --             --              --             --
                                                    -------------   -------------  -------------   -------------  -------------

     (Loss) income on discontinued operations                  --              --             --              --           (935)

                                                    -------------   -------------  -------------   -------------  -------------
 Net (loss) income                                        (14,579)            496         (6,836)            416           (935)
                                                    =============   =============  =============   =============  =============

                                                      MERISTAR       MERISTAR        MERISTAR         MERISTAR
                                                       SUB 4C,        SUB 4H,         SUB 7E,          SUB 3D,
                                                        L.P.           L.P.            LLC             LLC
                                                    -------------  -------------   -------------  -------------
Revenue:
    Hotel operations:
        Rooms                                                  --             --              --             --
        Food and beverage                                      --             --              --             --
        Other hotel operations                                 --             --              --             --
    Office rental, parking and other revenues                  --             --              --              1
 Participating lease revenue                                   --             --             337            352
                                                    -------------  -------------   -------------  -------------
Total revenue                                                  --             --             337            353
                                                    -------------  -------------   -------------  -------------

Hotel operating expenses:
        Rooms                                                  --             --              --             --
        Food and beverage                                      --             --              --             --
        Other hotel operating expenses                         --             --              --             --
Office rental, parking and other expenses                      --             --              --             --
Other operating expenses:
        General and administrative, hotel                      --             --              --             --
        General and administrative, corporate                  --             --              --             --
        Property operating costs                               --             --              --             --
        Depreciation and amortization                          --             --             154            195
        Property taxes, insurance and other                    --             --              50             58
        Loss on asset impairments                              --             --              --             --
                                                    -------------  -------------   -------------  -------------
 Operating expenses                                            --             --             204            253
                                                    -------------  -------------   -------------  -------------

 Operating (loss) income                                       --             --             133            100

 Minority interest                                             --             --              --             --
 Interest expense, net                                         --             --              --             --
 Equity in loss from consolidated entities                     --             --              --             --
                                                    -------------  -------------   -------------  -------------

 (Loss) income before income taxes and
    discontinued operations                                    --             --             133            100

 Income tax expense                                            --             --              --             --
                                                    -------------  -------------   -------------  -------------

 (Loss) income from continuing operations                      --             --             133            100

 Discontinued operations:
     (Loss) income from discontinued operations
        before income tax                                      --         (5,285)             --             --
      Income tax expense                                       --             --              --             --
                                                    -------------  -------------   -------------  -------------
     (Loss) income on discontinued operations                  --         (5,285)             --             --

                                                    -------------  -------------   -------------  -------------
 Net (loss) income                                             --         (5,285)            133            100
                                                    =============  =============   =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                                     MERISTAR
                                                      MERISTAR        MERISTAR        SUB 7A         MERISTAR       MERISTAR
                                                       SUB 1A,         SUB 5E,         JOINT          SUB 6K,        SUB 2B,
                                                         LLC             LLC          VENTURE          LLC            LLC
                                                    -------------  -------------  -------------   -------------  -------------
Revenue:
    Hotel operations:
        Rooms                                                  --             --             --              --             --
        Food and beverage                                      --             --             --              --             --
        Other hotel operations                                 --             --             --              --             --
    Office rental, parking and other revenues                  --             --             --              --             --
 Participating lease revenue                                   --          1,698             --           1,088             --
                                                    -------------  -------------  -------------   -------------  -------------
Total revenue                                                  --          1,698             --           1,088             --
                                                    -------------  -------------  -------------   -------------  -------------


Hotel operating expenses:
        Rooms                                                  --             --             --              --             --
        Food and beverage                                      --             --             --              --             --
        Other hotel operating expenses                         --             --             --              --             --
Office rental, parking and other expenses                      --             --             --              --             --
Other operating expenses:
        General and administrative, hotel                      --             --             --              --             --
        General and administrative, corporate                  --             --             --              --             --
        Property operating costs                               --             --             --              --             --
        Depreciation and amortization                          --            478             --             184             --
        Property taxes, insurance and other                    --            100             --              96             --
        Loss on asset impairments                              --             --             --              --             --
                                                    -------------  -------------  -------------   -------------  -------------

 Operating expenses                                            --            578             --             280             --
                                                    -------------  -------------  -------------   -------------  -------------

 Operating (loss) income                                       --          1,120             --             808             --

 Minority interest                                             --             --             --              --             --
 Interest expense, net                                         --             --             --              --             --
 Equity in loss from consolidated entities                     --             --             --              --             --
                                                    -------------  -------------  -------------   -------------  -------------


 (Loss) income before income taxes and
    discontinued operations                                    --          1,120             --             808             --

 Income tax expense                                            --             --             --              --             --
                                                    -------------  -------------  -------------   -------------  -------------


 (Loss) income from continuing operations                      --          1,120             --             808             --

 Discontinued operations:
     (Loss) income from discontinued operations
        before income tax                                     229             --         (5,316)             --         (1,136)
      Income tax expense                                       --             --             --              --             --
                                                    -------------  -------------  -------------   -------------  -------------

     (Loss) income on discontinued operations                 229             --         (5,316)             --         (1,136)

                                                    -------------  -------------  -------------   -------------  -------------
 Net (loss) income                                            229          1,120         (5,316)            808         (1,136)
                                                    =============  =============  =============   =============  =============


                                                     MERISTAR        MERISTAR        MERISTAR        MERISTAR
                                                      SUB 3A,         SUB 4A,         SUB 4D,         SUB 2A,
                                                        LLC             LLC             LLC             LLC
                                                    -------------   -------------   -------------  -------------
Revenue:
    Hotel operations:
        Rooms                                                  --              --              --             --
        Food and beverage                                      --              --              --             --
        Other hotel operations                                 --              --              --             --
    Office rental, parking and other revenues                  --              --              --             --
 Participating lease revenue                                   --              --              --             --
                                                    -------------   -------------   -------------  -------------
Total revenue                                                  --              --              --             --
                                                    -------------   -------------   -------------  -------------

Hotel operating expenses:
        Rooms                                                  --              --              --             --
        Food and beverage                                      --              --              --             --
        Other hotel operating expenses                         --              --              --             --
Office rental, parking and other expenses                      --              --              --             --
Other operating expenses:
        General and administrative, hotel                      --              --              --             --
        General and administrative, corporate                  --              --              --             --
        Property operating costs                               --              --              --             --
        Depreciation and amortization                          --              --              --             --
        Property taxes, insurance and other                    --              --              --             --
        Loss on asset impairments                              --              --              --             --
                                                    -------------   -------------   -------------  -------------
 Operating expenses                                            --              --              --             --
                                                    -------------   -------------   -------------  -------------

 Operating (loss) income                                       --              --              --             --

 Minority interest                                             --              --              --             --
 Interest expense, net                                         --              --              --             --
 Equity in loss from consolidated entities                     --              --              --             --
                                                    -------------   -------------   -------------  -------------

 (Loss) income before income taxes and
    discontinued operations                                    --              --              --             --

 Income tax expense                                            --              --              --             --
                                                    -------------   -------------   -------------  -------------

 (Loss) income from continuing operations                      --              --              --             --

 Discontinued operations:
     (Loss) income from discontinued operations
        before income tax                                  (1,443)         (1,292)             30         (1,044)
      Income tax expense                                       --              --              --             --
                                                    -------------   -------------   -------------  -------------
(Loss) income on discontinued operations                   (1,443)         (1,292)             30         (1,044)
                                                    -------------   -------------   -------------  -------------
 Net (loss) income                                         (1,443)         (1,292)             30         (1,044)
                                                    =============   =============   =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                       MERISTAR          MDV         MERISTAR       MERISTAR        MERISTAR
                                                        SUB 6L,        LIMITED        SUB 5C,        SUB 6J,         SUB 1D,
                                                         LLC         PARTNERSHIP        LLC            LLC            L.P.
                                                    -------------   -------------  -------------   -------------  -------------
Revenue:
    Hotel operations:
        Rooms                                                  --              --             --              --             --
        Food and beverage                                      --              --             --              --             --
        Other hotel operations                                 --              --             --              --             --
    Office rental, parking and other revenues                  --              --             --              --            (73)
 Participating lease revenue                                   --             127             --             589          1,241
                                                    -------------   -------------  -------------   -------------  -------------
Total revenue                                                  --             127             --             589          1,168
                                                    -------------   -------------  -------------   -------------  -------------


Hotel operating expenses:
        Rooms                                                  --              --             --              --             --
        Food and beverage                                      --              --             --              --             --
        Other hotel operating expenses                         --              --             --              --             --
Office rental, parking and other expenses                      --              --             --              --              5
Other operating expenses:
        General and administrative, hotel                      --              --             --              --             25
        General and administrative, corporate                  --              --             --              --             --
        Property operating costs                               --              --             --              --             --
        Depreciation and amortization                          --              34             --             144            570
        Property taxes, insurance and other                    --              36             --              65            448
        Loss on asset impairments                              --              --             --              --             --
                                                    -------------   -------------  -------------   -------------  -------------
 Operating expenses                                            --              70             --             209          1,048
                                                    -------------   -------------  -------------   -------------  -------------


 Operating (loss) income                                       --              57             --             380            120

 Minority interest                                             --              --             --              --             --
 Interest expense, net                                         --              --             --               1             --
 Equity in loss from consolidated entities                     --              --             --              --             --
                                                    -------------   -------------  -------------   -------------  -------------


 (Loss) income before income taxes and
    discontinued operations                                    --              57             --             381            120

 Income tax expense                                            --              --             --              --             --
                                                    -------------   -------------  -------------   -------------  -------------


 (Loss) income from continuing operations                      --              57             --             381            120

 Discontinued operations:
     (Loss) income from discontinued operations
        before income tax                                 (13,159)             --         (1,191)             --             --
      Income tax expense                                       --              --             --              --             --
                                                    -------------   -------------  -------------   -------------  -------------
     (Loss) income on discontinued operations             (13,159)             --         (1,191)             --             --

                                                    -------------   -------------  -------------   -------------  -------------
Net (loss) income                                         (13,159)             57         (1,191)            381            120
                                                    =============   =============  =============   =============  =============

                                                      MERISTAR        MERISTAR       MERISTAR        MERISTAR
                                                       SUB 7B,         SUB 7D,        SUB 7G,         SUB 6B,
                                                         L.P.            LLC            LLC             LLC
                                                    -------------   -------------  -------------   -------------
Revenue:
    Hotel operations:
        Rooms                                                  --              --             --              --
        Food and beverage                                      --              --             --              --
        Other hotel operations                                 --              --             --              --
    Office rental, parking and other revenues                  --            (358)            --              --
 Participating lease revenue                                   --           2,240             --             325
                                                    -------------   -------------  -------------   -------------
Total revenue                                                  --           1,882             --             325
                                                    -------------   -------------  -------------   -------------

Hotel operating expenses:
        Rooms                                                  --              --             --              --
        Food and beverage                                      --              --             --              --
        Other hotel operating expenses                         --              --             --              --
Office rental, parking and other expenses                      --             (11)            --              --
Other operating expenses:
        General and administrative, hotel                      --             177             --              --
        General and administrative, corporate                  --              --             --              --
        Property operating costs                               --              --             --              --
        Depreciation and amortization                          --             441             --             116
        Property taxes, insurance and other                    --             564             --              50
        Loss on asset impairments                              --              --             --              --
                                                    -------------   -------------  -------------   -------------
 Operating expenses                                            --           1,171             --             166
                                                    -------------   -------------  -------------   -------------

 Operating (loss) income                                       --             711             --             159

 Minority interest                                             --              --             --              --
 Interest expense, net                                         --              --             --              --
 Equity in loss from consolidated entities                     --              --             --              --
                                                    -------------   -------------  -------------   -------------

 (Loss) income before income taxes and
    discontinued operations                                    --             711             --             159

 Income tax expense                                            --              --             --              --
                                                    -------------   -------------  -------------   -------------

 (Loss) income from continuing operations                      --             711             --             159

 Discontinued operations:
     (Loss) income from discontinued operations
        before income tax                                  (2,335)             --           (901)             --
      Income tax expense                                       --              --             --              --
                                                    -------------   -------------  -------------   -------------
     (Loss) income on discontinued operations              (2,335)             --           (901)             --

                                                    -------------   -------------  -------------   -------------
Net (loss) income                                          (2,335)            711           (901)            159
                                                    =============   =============  =============   =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                       MERISTAR       MERISTAR        MERISTAR        MERISTAR
                                                       SUB 4I,         SUB 5D,         SUB 5H,         SUB 7H,        AGH PSSI,
                                                         L.P.            LLC            LLC             LLC              INC.
                                                    -------------   -------------   -------------   -------------   -------------
Revenue:
    Hotel operations:
        Rooms                                                  --              --              --              --              --
        Food and beverage                                      --              --              --              --              --
        Other hotel operations                                 --              --              --              --              --
    Office rental, parking and other revenues                  --              --              --              --              --
 Participating lease revenue                                   --             549              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------

Total revenue                                                  --             549              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------


Hotel operating expenses:
        Rooms                                                  --              --              --              --              --
        Food and beverage                                      --              --              --              --              --
        Other hotel operating expenses                         --              --              --              --              --
Office rental, parking and other expenses                      --              --              --              --              --
Other operating expenses:
        General and administrative, hotel                      --              --              --              --              --
        General and administrative, corporate                  --              --              --              --              --
        Property operating costs                               --              --              --              --              --
        Depreciation and amortization                          --             365              --              --              --
        Property taxes, insurance and other                    --              54              --              --              --
        Loss on asset impairments                              --              --              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------

 Operating expenses                                            --             419              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------


 Operating (loss) income                                       --             130              --              --              --

 Minority interest                                             --              --              --              --              --
 Interest expense, net                                         --            (316)             --              --              --
 Equity in loss from consolidated entities                     --              --              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------


 (Loss) income before income taxes and
    discontinued operations                                    --            (186)             --              --              --

 Income tax expense                                            --              --              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------


 (Loss) income from continuing operations                      --            (186)             --              --              --

 Discontinued operations:
     (Loss) income from discontinued operations
        before income tax                                  (1,373)             --         (17,930)         (1,232)         (1,346)
      Income tax expense                                       --              --              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------
     (Loss) income on discontinued operations              (1,373)             --         (17,930)         (1,232)         (1,346)

                                                    -------------   -------------   -------------   -------------   -------------
Net (loss) income                                          (1,373)           (186)        (17,930)         (1,232)         (1,346)
                                                    =============   =============   =============   =============   =============

                                                      MERISTAR        MERISTAR       MERISTAR       MERISTAR
                                                       SUB 2D,         SUB 4F,        SUB 5K,        SUB 5M,
                                                         LLC             L.P.           LLC            LLC
                                                    -------------   -------------  -------------  -------------
Revenue:
    Hotel operations:
        Rooms                                                  --              --             --             --
        Food and beverage                                      --              --             --             --
        Other hotel operations                                 --              --             --             --
    Office rental, parking and other revenues                  --               4             --             --
 Participating lease revenue                                   --             455            632            429
                                                    -------------   -------------  -------------  -------------
Total revenue                                                  --             459            632            429
                                                    -------------   -------------  -------------  -------------

Hotel operating expenses:
        Rooms                                                  --              --             --             --
        Food and beverage                                      --              --             --             --
        Other hotel operating expenses                         --              --             --             --
Office rental, parking and other expenses                      --              --             --             --
Other operating expenses:
        General and administrative, hotel                      --              --             --             --
        General and administrative, corporate                  --              --             --             --
        Property operating costs                               --              --             --             --
        Depreciation and amortization                          --             277            322            118
        Property taxes, insurance and other                    --              87             93             65
        Loss on asset impairments                              --              --             --             --
                                                    -------------   -------------  -------------  -------------
 Operating expenses                                            --             364            415            183
                                                    -------------   -------------  -------------  -------------

 Operating (loss) income                                       --              95            217            246

 Minority interest                                             --              --             --             --
 Interest expense, net                                         --              --             --             --
 Equity in loss from consolidated entities                     --              --             --             --
                                                    -------------   -------------  -------------  -------------

 (Loss) income before income taxes and
    discontinued operations                                    --              95            217            246

 Income tax expense                                            --              --             --             --
                                                    -------------   -------------  -------------  -------------

 (Loss) income from continuing operations                      --              95            217            246

 Discontinued operations:
     (Loss) income from discontinued operations
        before income tax                                  (1,087)             --             --             --
      Income tax expense                                       --              --             --             --
                                                    -------------   -------------  -------------  -------------
     (Loss) income on discontinued operations              (1,087)             --             --             --

                                                    -------------   -------------  -------------  -------------
Net (loss) income                                          (1,087)             95            217            246
                                                    =============   =============  =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                      MERISTAR       MERISTAR        MERISTAR     MERISTAR         MERISTAR
                                                       SUB 1E,        SUB 5O,         SUB 6M       SUB 4B,          SUB 6C,
                                                         L.P.           LLC          COMPANY         L.P.             LLC
                                                    -------------  -------------  -------------  -------------   -------------
Revenue:
    Hotel operations:
        Rooms                                                  --             --             --             --              --
        Food and beverage                                      --             --             --             --              --
        Other hotel operations                                 --             --             --             --              --
    Office rental, parking and other revenues                  --             --             --             --               1
 Participating lease revenue                                   --            200          1,160             --             753
                                                    -------------  -------------  -------------  -------------   -------------
Total revenue                                                  --            200          1,160             --             754
                                                    -------------  -------------  -------------  -------------   -------------

Hotel operating expenses:
        Rooms                                                  --             --             --             --              --
        Food and beverage                                      --             --             --             --              --
        Other hotel operating expenses                         --             --             --             --              --
Office rental, parking and other expenses                      --             --             --             --              --
Other operating expenses:
        General and administrative, hotel                      --             --             --             --              --
        General and administrative, corporate                  --             --             --             --              --
        Property operating costs                               --             --             --             --              --
        Depreciation and amortization                          --             57            308             --             193
        Property taxes, insurance and other                    --             26             82             --              56
        Loss on asset impairments                              --             --             --             --              --
                                                    -------------  -------------  -------------  -------------   -------------
 Operating expenses                                            --             83            390             --             249
                                                    -------------  -------------  -------------  -------------   -------------

 Operating (loss) income                                       --            117            770             --             505

 Minority interest                                             --             --             --             --              --
 Interest expense, net                                         --             --             --             --              --
 Equity in loss from consolidated entities                     --             --             --             --              --
                                                    -------------  -------------  -------------  -------------   -------------

 (Loss) income before income taxes and
    discontinued operations                                    --            117            770             --             505

 Income tax expense                                            --             --             --             --              --
                                                    -------------  -------------  -------------  -------------   -------------

 (Loss) income from continuing operations                      --            117            770             --             505

 Discontinued operations:
     (Loss) income from discontinued operations
        before income tax                                     300             --             --           (416)             --
      Income tax expense                                       --             --             --             --              --
                                                    -------------  -------------  -------------  -------------   -------------
      (Loss) income on discontinued operations                300             --             --           (416)             --

                                                    -------------  -------------  -------------  -------------   -------------
Net (loss) income                                             300            117            770           (416)            505
                                                    =============  =============  =============  =============   =============


                                                       MERISTAR        MERISTAR       MERISTAR         MERISTAR
                                                        SUB 2C,         SUB 4G,        SUB 3B,          SUB 5G,
                                                          LLC            L.P.            LLC             L.P.
                                                    -------------   -------------   -------------   -------------
Revenue:
    Hotel operations:
        Rooms                                                  --              --              --              --
        Food and beverage                                      --              --              --              --
        Other hotel operations                                 --              --              --              --
    Office rental, parking and other revenues                  --              --              --              16
 Participating lease revenue                                   --             498              --           2,267
                                                    -------------   -------------   -------------   -------------
Total revenue                                                  --             498              --           2,283
                                                    -------------   -------------   -------------   -------------

Hotel operating expenses:
        Rooms                                                  --              --              --              --
        Food and beverage                                      --              --              --              --
        Other hotel operating expenses                         --              --              --              --
Office rental, parking and other expenses                      --              --              --              --
Other operating expenses:
        General and administrative, hotel                      --              --              --              --
        General and administrative, corporate                  --              --              --              --
        Property operating costs                               --              --              --              --
        Depreciation and amortization                          --             223              --           1,573
        Property taxes, insurance and other                    --             165              --             474
        Loss on asset impairments                              --           8,000              --              --
                                                    -------------   -------------   -------------   -------------
 Operating expenses                                            --           8,388              --           2,047
                                                    -------------   -------------   -------------   -------------

 Operating (loss) income                                       --          (7,890)             --             236

 Minority interest                                             --              --              --              --
 Interest expense, net                                         --              --              --              --
 Equity in loss from consolidated entities                     --              --              --              --
                                                    -------------   -------------   -------------   -------------

 (Loss) income before income taxes and
    discontinued operations                                    --          (7,890)             --             236

 Income tax expense                                            --              --              --              --
                                                    -------------   -------------   -------------   -------------

 (Loss) income from continuing operations                      --          (7,890)             --             236

 Discontinued operations:
     (Loss) income from discontinued operations
        before income tax                                  (2,346)             --            (392)             --
      Income tax expense                                       --              --              --              --
                                                    -------------   -------------   -------------   -------------
     (Loss) income on discontinued operations              (2,346)             --            (392)             --

                                                    -------------   -------------   -------------   -------------
Net (loss) income                                          (2,346)         (7,890)           (392)            236
                                                    =============   =============   =============   =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                       MERISTAR      MERISTAR       MERISTAR       MERISTAR        MERISTAR
                                                        SUB 5P,       SUB 5J,        SUB 5Q,        SUB 5A,         SUB 8D,
                                                         LLC           LLC            LLC            LLC             LLC
                                                    -------------  -------------  -------------  -------------  --------------
Revenue:
    Hotel operations:
        Rooms                                                  --             --             --             --              --
        Food and beverage                                      --             --             --             --              --
        Other hotel operations                                 --             --             --             --              --
    Office rental, parking and other revenues                  --             --             --             27              --
 Participating lease revenue                                  505          2,676            585          1,288              --
                                                    -------------  -------------  -------------  -------------  --------------

Total revenue                                                 505          2,676            585          1,315              --
                                                    -------------  -------------  -------------  -------------  --------------

Hotel operating expenses:
        Rooms                                                  --             --             --             --              --
        Food and beverage                                      --             --             --             --              --
        Other hotel operating expenses                         --             --             --             --              --
Office rental, parking and other expenses                      --             --             --             --              --
Other operating expenses:
        General and administrative, hotel                      --             --             --             --              --
        General and administrative, corporate                  --             --             --             --              --
        Property operating costs                               --             --             --             --              --
        Depreciation and amortization                           1            870            140            385              --
        Property taxes, insurance and other                     1            369             55            178              --
        Loss on asset impairments                              --             --             --             --              --
                                                    -------------  -------------  -------------  -------------  --------------
 Operating expenses                                             2          1,239            195            563              --
                                                    -------------  -------------  -------------  -------------  --------------

 Operating (loss) income                                      503          1,437            390            752              --

 Minority interest                                             --             --             --             --              --
 Interest expense, net                                         --             --             --           (709)             --
 Equity in loss from consolidated entities                     --             --             --             --              --
                                                    -------------  -------------  -------------  -------------  --------------

 (Loss) income before income taxes and
    discontinued operations                                   503          1,437            390             43              --

 Income tax expense                                            --             --             --             --              --
                                                    -------------  -------------  -------------  -------------  --------------

 (Loss) income from continuing operations                     503          1,437            390             43              --

 Discontinued operations:
     (Loss) income from discontinued operations
        before income tax                                      --             --             --             --             166
      Income tax expense                                       --             --             --             --              --
                                                    -------------  -------------  -------------  -------------  --------------
     (Loss) income on discontinued operations                  --             --             --             --             166

                                                    -------------  -------------  -------------  -------------  --------------
Net (loss) income                                             503          1,437            390             43             166
                                                    =============  =============  =============  =============  ==============


                                                       MERISTAR        MERISTAR       GUARANTOR
                                                        SUB 4J,         HOTEL       SUBSIDIARIES
                                                         LLC         LESSEE, INC.       TOTAL        ELIMINATIONS
                                                    -------------   -------------   -------------   -------------
Revenue:
    Hotel operations:
        Rooms                                                  --         136,911         136,911              --
        Food and beverage                                      --          56,404          56,404              --
        Other hotel operations                                 --          19,201          19,201              --
    Office rental, parking and other revenues                 (51)             --            (421)             --
 Participating lease revenue                                  905              --          29,892         (56,730)
                                                    -------------   -------------   -------------   -------------
Total revenue                                                 854         212,516         241,987         (56,730)
                                                    -------------   -------------   -------------   -------------

Hotel operating expenses:
        Rooms                                                  --          32,467          32,467              --
        Food and beverage                                      --          38,789          38,789              --
        Other hotel operating expenses                         --          10,936          10,936              --
Office rental, parking and other expenses                      64              --              58              --
Other operating expenses:
        General and administrative, hotel                      48          31,874          32,124              --
        General and administrative, corporate                  --             (53)            (53)             --
        Property operating costs                               --          30,620          30,620              --
        Depreciation and amortization                         317             491          10,993              --
        Property taxes, insurance and other                    79          63,405          68,113         (56,730)
        Loss on asset impairments                              --              --          31,479              --
                                                    -------------   -------------   -------------   -------------
 Operating expenses                                           508         208,529         255,526         (56,730)
                                                    -------------   -------------   -------------   -------------

 Operating (loss) income                                      346           3,987         (13,539)             --

 Minority interest                                             --              --              --              --
 Interest expense, net                                         --            (555)         (1,579)             --
 Equity in loss from consolidated entities                     --              --              --         186,138
                                                    -------------   -------------   -------------   -------------

 (Loss) income before income taxes and
    discontinued operations                                   346           3,432         (15,118)        186,138

 Income tax expense                                            --              --              --              --
                                                    -------------   -------------   -------------   -------------

 (Loss) income from continuing operations                     346           3,432         (15,118)        186,138

 Discontinued operations:
     (Loss) income from discontinued operations
        before income tax                                      --          (2,628)        (62,062)             --
      Income tax expense                                       --              --              --              --
                                                    -------------   -------------   -------------   -------------
     (Loss) income on discontinued operations                  --          (2,628)        (62,062)             --

                                                    -------------   -------------   -------------   -------------
Net (loss) income                                             346             804         (77,180)        186,138
                                                    =============   =============   =============   =============

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING STATEMENT OF OPERATIONS
 THREE MONTHS ENDED JUNE 30, 2003
 UNAUDITED
 (DOLLARS IN THOUSANDS)

                                                       TOTAL
                                                    CONSOLIDATED
                                                    -------------
Revenue:
    Hotel operations:
        Rooms                                             136,911
        Food and beverage                                  56,404
        Other hotel operations                             19,201
    Office rental, parking and other revenues               3,453
 Participating lease revenue                                   --
                                                    -------------
Total revenue                                             215,969
                                                    -------------

Hotel operating expenses:
        Rooms                                              32,467
        Food and beverage                                  38,789
        Other hotel operating expenses                     10,936
Office rental, parking and other expenses                     583
Other operating expenses:
        General and administrative, hotel                  31,864
        General and administrative, corporate               3,132
        Property operating costs                           30,620
        Depreciation and amortization                      24,953
        Property taxes, insurance and other                17,548
        Loss on asset impairments                          65,123
                                                    -------------
 Operating expenses                                       256,015
                                                    -------------

 Operating (loss) income                                  (40,046)

 Minority interest                                              5
 Interest expense, net                                    (34,583)
 Equity in loss from consolidated entities                     --
                                                    -------------

 (Loss) income before income taxes and
    discontinued operations                               (74,624)

 Income tax expense                                           (10)
                                                    -------------

 (Loss) income from continuing operations                 (74,634)

 Discontinued operations:                                      --
     (Loss) income from discontinued operations
        before income tax                                (142,016)
      Income tax expense                                       (9)
                                                    -------------
     (Loss) income on discontinued operations            (142,025)

                                                    -------------
 Net (loss) income                                       (216,659)
                                                    =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                       MERISTAR         NON-
                                                     HOSPITALITY     GUARANTOR      MERISTAR SUB    AGH UPREIT,   MERISTAR SUB
                                                       OP, L.P.     SUBSIDIARIES       7C, LLC          LLC          5N, LLC
                                                    -------------   -------------   -------------  -------------  -------------
 Revenue:
    Hotel operations:                                          --              --              --             --             --
       Rooms                                                   --              --              --             --             --
       Food and beverage                                       --              --              --             --             --
       Other hotel operations                                  --              --              --             --             --
    Office rental, parking and other revenue                3,227           1,295              --             --             --
 Participating lease revenue                                   --          68,968              --             --            519
                                                    -------------   -------------   -------------  -------------  -------------
Total revenue                                               3,227          70,263              --             --            519
                                                    -------------   -------------   -------------  -------------  -------------

Hotel operating expenses:
       Rooms                                                   --              --              --             --             --
       Food and beverage                                       --              --              --             --             --
       Other hotel operating departments                       --              --              --             --             --
    Office rental, parking and other expenses                  --             561              --             --             --
Other operating expenses:                                      --              --              --             --             --
       General and administrative, hotel                       --              23              --             --             --
       General and administrative, corporate                7,016              --              --             --             --
       Property operating costs                                --              --              --             --             --
       Depreciation and amortization                        6,237          25,092              --             --             69
       Property taxes, insurance and other                   (356)         10,150              --             --             52
       Loss on asset impairment                                --             310              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
Operating expenses                                         12,897          36,136              --             --            121
                                                    -------------   -------------   -------------  -------------  -------------

 Operating income (loss)                                   (9,670)         34,127              --             --            398
                                                    -------------   -------------   -------------  -------------  -------------

 Minority interest                                             24              --              --             --             --
 Interest expense, net                                    (42,325)        (16,179)             --             --             --
 Loss on early extinguishments of debt                     (7,903)             --              --             --             --
 Equity in income from consolidated entities                6,014              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                               (53,860)         17,948              --             --            398

 Income tax benefit (expense)                                 314              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------

 (Loss) income from continuing operations                 (53,546)         17,948              --             --            398

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                           447           1,123              --             --             --
   Income tax (expense) benefit                               161              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
   (Loss) income from discontinued operations                 608           1,123              --             --             --

                                                    -------------   -------------   -------------  -------------  -------------
 Net (loss) income                                        (52,938)         19,071              --             --            398
                                                    =============   =============   =============  =============  =============


                                                    MERISTAR SUB    MERISTAR SUB   MERISTAR SUB   MERISTAR SUB
                                                       8A, LLC        8F, L.P.       8G, LLC        6H, L.P.
                                                    -------------  -------------  -------------  -------------
 Revenue:
    Hotel operations:                                          --             --             --             --
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operations                                  --             --             --             --
    Office rental, parking and other revenue                   --             --             --             --
 Participating lease revenue                                   --          1,202             --            675
                                                    -------------  -------------  -------------  -------------
Total revenue                                                  --          1,202             --            675
                                                    -------------  -------------  -------------  -------------

Hotel operating expenses:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operating departments                       --             --             --             --
    Office rental, parking and other expenses                  --             --             --             --
Other operating expenses:                                      --             --             --             --
       General and administrative, hotel                       --             --             --             --
       General and administrative, corporate                   --             --             --             --
       Property operating costs                                --             --             --             --
       Depreciation and amortization                           --            329             --            313
       Property taxes, insurance and other                     --            305             --             50
       Loss on asset impairment                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
Operating expenses                                             --            634             --            363
                                                    -------------  -------------  -------------  -------------

 Operating income (loss)                                       --            568             --            312
                                                    -------------  -------------  -------------  -------------

 Minority interest                                             --             --             --             --
 Interest expense, net                                         --             --             --             --
 Loss on early extinguishments of debt                         --             --             --             --
 Equity in income from consolidated entities                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                    --            568             --            312

 Income tax benefit (expense)                                  --             --             --             --
                                                    -------------  -------------  -------------  -------------

 (Loss) income from continuing operations                      --            568             --            312

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                            --             --             --             --
   Income tax (expense) benefit                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
   (Loss) income from discontinued operations                  --             --             --             --

                                                    -------------  -------------  -------------  -------------
 Net (loss) income                                             --            568             --            312
                                                    =============  =============  =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                    MERISTAR SUB   MERISTAR SUB    MERISTAR SUB   MERISTAR SUB   MERISTAR SUB
                                                       8B, LLC        1C, L.P.        8E, LLC        7F, LLC        5L, LLC
                                                    -------------  -------------   -------------  -------------  -------------
 Revenue:
    Hotel operations:                                          --             --              --             --             --
       Rooms                                                   --             --              --             --             --
       Food and beverage                                       --             --              --             --             --
       Other hotel operations                                  --             --              --             --             --
    Office rental, parking and other revenue                   --             --              16             --             --
 Participating lease revenue                                3,727            726             742            550            630
                                                    -------------  -------------   -------------  -------------  -------------
Total revenue                                               3,727            726             758            550            630
                                                    -------------  -------------   -------------  -------------  -------------

Hotel operating expenses:
       Rooms                                                   --             --              --             --             --
       Food and beverage                                       --             --              --             --             --
       Other hotel operating departments                       --             --              --             --             --
    Office rental, parking and other expenses                  --             --              --             --             --
Other operating expenses:                                      --             --              --             --             --
       General and administrative, hotel                       --             --              --             --             --
       General and administrative, corporate                   --             --              --             --             --
       Property operating costs                                --             --              --             --             --
       Depreciation and amortization                        1,197            697             298            170             77
       Property taxes, insurance and other                    556            379              84             61             76
       Loss on asset impairment                                --             --              --             --             --
                                                    -------------  -------------   -------------  -------------  -------------
Operating expenses                                          1,753          1,076             382            231            153
                                                    -------------  -------------   -------------  -------------  -------------

 Operating income (loss)                                    1,974           (350)            376            319            477
                                                    -------------  -------------   -------------  -------------  -------------

 Minority interest                                             --             --              --             --             --
 Interest expense, net                                         --             --              --             --             --
 Loss on early extinguishments of debt                         --             --              --             --             --
 Equity in income from consolidated entities                   --             --              --             --             --
                                                    -------------  -------------   -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                 1,974           (350)            376            319            477

 Income tax benefit (expense)                                  --             --              --             --             --
                                                    -------------  -------------   -------------  -------------  -------------

 (Loss) income from continuing operations                   1,974           (350)            376            319            477

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                            --             --              --             --             --
   Income tax (expense) benefit                                --             --              --             --             --
                                                    -------------  -------------   -------------  -------------  -------------
   (Loss) income from discontinued operations                  --             --              --             --             --

                                                    -------------  -------------   -------------  -------------  -------------
 Net (loss) income                                          1,974           (350)            376            319            477
                                                    =============  =============   =============  =============  =============


                                                     MERISTAR SUB  MERISTAR SUB   MERISTAR SUB   MERISTAR SUB
                                                       3C, LLC        5R, LLC        6D, LLC        6E, LLC
                                                    -------------  -------------  -------------  -------------
 Revenue:
    Hotel operations:                                          --             --             --             --
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operations                                  --             --             --             --
    Office rental, parking and other revenue                    1             --             90             --
 Participating lease revenue                                1,015             --          1,014          3,007
                                                    -------------  -------------  -------------  -------------
Total revenue                                               1,016             --          1,104          3,007
                                                    -------------  -------------  -------------  -------------

Hotel operating expenses:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operating departments                       --             --             --             --
    Office rental, parking and other expenses                  --             --             --             --
Other operating expenses:                                      --             --             --             --
       General and administrative, hotel                       --             --             --             --
       General and administrative, corporate                   --             --             --             --
       Property operating costs                                --             --             --             --
       Depreciation and amortization                          356             --            273            825
       Property taxes, insurance and other                    202             --            152            288
       Loss on asset impairment                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
Operating expenses                                            558             --            425          1,113
                                                    -------------  -------------  -------------  -------------

 Operating income (loss)                                      458             --            679          1,894
                                                    -------------  -------------  -------------  -------------

 Minority interest                                             --             --             --             --
 Interest expense, net                                         --             --             --             --
 Loss on early extinguishments of debt                         --             --             --             --
 Equity in income from consolidated entities                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                   458             --            679          1,894

 Income tax benefit (expense)                                  --             --             --             --
                                                    -------------  -------------  -------------  -------------

 (Loss) income from continuing operations                     458             --            679          1,894

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                            --             --             --             --
   Income tax (expense) benefit                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
   (Loss) income from discontinued operations                  --             --             --             --

                                                    -------------  -------------  -------------  -------------
 Net (loss) income                                            458             --            679          1,894
                                                    =============  =============  =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB   MERISTAR SUB    MERISTAR SUB
                                                       4E, L.P.        1B, LLC         5F, L.P.       6G, LLC         8C, LLC
                                                    -------------   -------------   -------------  -------------   -------------
 Revenue:
    Hotel operations:                                          --              --              --             --              --
       Rooms                                                   --              --              --             --              --
       Food and beverage                                       --              --              --             --              --
       Other hotel operations                                  --              --              --             --              --
    Office rental, parking and other revenue                    3              (4)             --             --              --
 Participating lease revenue                                  720           1,123           1,429          1,913              --
                                                    -------------   -------------   -------------  -------------   -------------
Total revenue                                                 723           1,119           1,429          1,913              --
                                                    -------------   -------------   -------------  -------------   -------------

Hotel operating expenses:
       Rooms                                                   --              --              --             --              --
       Food and beverage                                       --              --              --             --              --
       Other hotel operating departments                       --              --              --             --              --
    Office rental, parking and other expenses                  --              --              --             --              --
Other operating expenses:                                      --              --              --             --              --
       General and administrative, hotel                       --              --              --             --              --
       General and administrative, corporate                   --              --              --             --              --
       Property operating costs                                --              --              --             --              --
       Depreciation and amortization                          149             249             391            362              --
       Property taxes, insurance and other                    314              55             187            197              --
       Loss on asset impairment                               981              --              --             --              --
                                                    -------------   -------------   -------------  -------------   -------------
Operating expenses                                          1,444             304             578            559              --
                                                    -------------   -------------   -------------  -------------   -------------

 Operating income (loss)                                     (721)            815             851          1,354              --
                                                    -------------   -------------   -------------  -------------   -------------

 Minority interest                                             --              --              --             --              --
 Interest expense, net                                         --              --              --             --              --
 Loss on early extinguishments of debt                         --              --              --             --              --
 Equity in income from consolidated entities                   --              --              --             --              --
                                                    -------------   -------------   -------------  -------------   -------------
 (Loss) income before income taxes and
    discontinued operations                                  (721)            815             851          1,354              --

 Income tax benefit (expense)                                  --              --              --             --              --
                                                    -------------   -------------   -------------  -------------   -------------

 (Loss) income from continuing operations                    (721)            815             851          1,354              --

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                            --              --              --             --             (61)
   Income tax (expense) benefit                                --              --              --             --              --
                                                    -------------   -------------   -------------  -------------   -------------
   (Loss) income from discontinued operations                  --              --              --             --             (61)
                                                    -------------   -------------   -------------  -------------   -------------
 Net (loss) income                                           (721)            815             851          1,354             (61)
                                                    =============   =============   =============  =============   =============


                                                    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB   MERISTAR SUB
                                                      4C, L.P.        4H, L.P.         7E, LLC        3D, LLC
                                                    -------------   -------------   -------------  -------------
 Revenue:
    Hotel operations:                                          --              --              --             --
       Rooms                                                   --              --              --             --
       Food and beverage                                       --              --              --             --
       Other hotel operations                                  --              --              --             --
    Office rental, parking and other revenue                   --              --               1             --
 Participating lease revenue                                   --              --             689            754
                                                    -------------   -------------   -------------  -------------
Total revenue                                                  --              --             690            754
                                                    -------------   -------------   -------------  -------------

Hotel operating expenses:
       Rooms                                                   --              --              --             --
       Food and beverage                                       --              --              --             --
       Other hotel operating departments                       --              --              --             --
    Office rental, parking and other expenses                  --              --              --             --
Other operating expenses:                                      --              --              --             --
       General and administrative, hotel                       --              --              --             --
       General and administrative, corporate                   --              --              --             --
       Property operating costs                                --              --              --             --
       Depreciation and amortization                           --              --             313            382
       Property taxes, insurance and other                     --              --             100            126
       Loss on asset impairment                                --              --              --             --
                                                    -------------   -------------   -------------  -------------
Operating expenses                                             --              --             413            508
                                                    -------------   -------------   -------------  -------------

 Operating income (loss)                                       --              --             277            246
                                                    -------------   -------------   -------------  -------------

 Minority interest                                             --              --              --             --
 Interest expense, net                                         --              --              --             --
 Loss on early extinguishments of debt                         --              --              --             --
 Equity in income from consolidated entities                   --              --              --             --
                                                    -------------   -------------   -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                    --              --             277            246

 Income tax benefit (expense)                                  --              --              --             --
                                                    -------------   -------------   -------------  -------------

 (Loss) income from continuing operations                      --              --             277            246

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                            --            (403)             --             --
   Income tax (expense) benefit                                --              --              --             --
                                                    -------------   -------------   -------------  -------------
   (Loss) income from discontinued operations                  --            (403)             --             --
                                                    -------------   -------------   -------------  -------------
 Net (loss) income                                             --            (403)            277            246
                                                    =============   =============   =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                    MERISTAR SUB
                                                    MERISTAR SUB      7A JOINT      MERISTAR SUB   MERISTAR SUB   MERISTAR SUB
                                                       1A, LLC         VENTURE         2B, LLC        3A, LLC        4A, LLC
                                                    -------------   -------------   -------------  -------------  -------------
 Revenue:
    Hotel operations:                                          --              --              --             --             --
       Rooms                                                   --              --              --             --             --
       Food and beverage                                       --              --              --             --             --
       Other hotel operations                                  --              --              --             --             --
    Office rental, parking and other revenue                   --              --              --             --             --
 Participating lease revenue                                   --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
Total revenue                                                  --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------

Hotel operating expenses:
       Rooms                                                   --              --              --             --             --
       Food and beverage                                       --              --              --             --             --
       Other hotel operating departments                       --              --              --             --             --
    Office rental, parking and other expenses                  --              --              --             --             --
Other operating expenses:                                      --              --              --             --             --
       General and administrative, hotel                       --              --              --             --             --
       General and administrative, corporate                   --              --              --             --             --
       Property operating costs                                --              --              --             --             --
       Depreciation and amortization                           --              --              --             --             --
       Property taxes, insurance and other                     --              --              --             --             --
       Loss on asset impairment                                --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
Operating expenses                                             --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------

 Operating income (loss)                                       --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------

 Minority interest                                             --              --              --             --             --
 Interest expense, net                                         --              --              --             --             --
 Loss on early extinguishments of debt                         --              --              --             --             --
 Equity in income from consolidated entities                   --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                    --              --              --             --             --

 Income tax benefit (expense)                                  --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------

 (Loss) income from continuing operations                      --              --              --             --             --

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                          (167)           (713)             --             89             97
   Income tax (expense) benefit                                --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
   (Loss) income from discontinued operations                (167)           (713)             --             89             97

                                                    -------------   -------------   -------------  -------------  -------------
 Net (loss) income                                           (167)           (713)             --             89             97
                                                    =============   =============   =============  =============  =============


                                                    MERISTAR SUB    MERISTAR SUB  MERISTAR SUB    MDV LIMITED
                                                       4D, LLC        2A, LLC        6L, LLC      PARTNERSHIP
                                                    -------------  -------------  -------------  -------------
 Revenue:
    Hotel operations:                                          --             --             --             --
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operations                                  --             --             --             --
    Office rental, parking and other revenue                   --             --             --             --
 Participating lease revenue                                   --             --             --            263
                                                    -------------  -------------  -------------  -------------
Total revenue                                                  --             --             --            263
                                                    -------------  -------------  -------------  -------------

Hotel operating expenses:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operating departments                       --             --             --             --
    Office rental, parking and other expenses                  --             --             --             --
Other operating expenses:                                      --             --             --             --
       General and administrative, hotel                       --             --             --             --
       General and administrative, corporate                   --             --             --             --
       Property operating costs                                --             --             --             --
       Depreciation and amortization                           --             --             --             70
       Property taxes, insurance and other                     --             --             --             63
       Loss on asset impairment                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
Operating expenses                                             --             --             --            133
                                                    -------------  -------------  -------------  -------------

 Operating income (loss)                                       --             --             --            130
                                                    -------------  -------------  -------------  -------------

 Minority interest                                             --             --             --             --
 Interest expense, net                                         --             --             --             --
 Loss on early extinguishments of debt                         --             --             --             --
 Equity in income from consolidated entities                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                    --             --             --            130

 Income tax benefit (expense)                                  --             --             --             --
                                                    -------------  -------------  -------------  -------------

 (Loss) income from continuing operations                      --             --             --            130

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                            --             --          1,852             --
   Income tax (expense) benefit                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
   (Loss) income from discontinued operations                  --             --          1,852             --

                                                    -------------  -------------  -------------  -------------
 Net (loss) income                                             --             --          1,852            130
                                                    =============  =============  =============  =============

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 2004
 UNAUDITED
 (DOLLARS IN THOUSANDS)

                                                     MERISTAR SUB     MERISTAR SUB    MERISTAR SUB     MERISTAR SUB    MERISTAR SUB
                                                       5C, LLC          6J, LLC         1D, L.P.        7B, L.P.         7D, LLC
                                                     -------------   -------------   -------------   -------------    -------------
 Revenue:
    Hotel operations:                                           --              --              --              --               --
       Rooms                                                    --              --              --              --               --
       Food and beverage                                        --              --              --              --               --
       Other hotel operations                                   --              --              --              --               --
    Office rental, parking and other revenue                    --              --             140              --              710
 Participating lease revenue                                    --           1,250           2,513              --            2,935
                                                     -------------   -------------   -------------   -------------    -------------
Total revenue                                                   --           1,250           2,653              --            3,645
                                                     -------------   -------------   -------------   -------------    -------------

Hotel operating expenses:
       Rooms                                                    --              --              --              --               --
       Food and beverage                                        --              --              --              --               --
       Other hotel operating departments                        --              --              --              --               --
    Office rental, parking and other expenses                   --              --              63              --              415
Other operating expenses:                                       --              --              --              --               --
       General and administrative, hotel                        --              --              --              --               --
       General and administrative, corporate                    --              --              --              --               --
       Property operating costs                                 --              --              --              --               --
       Depreciation and amortization                            --             281           1,136              --              862
       Property taxes, insurance and other                      --             146             807              --            1,305
       Loss on asset impairment                                 --              --              --              --               --
                                                     -------------   -------------   -------------   -------------    -------------
Operating expenses                                              --             427           2,006              --            2,582
                                                     -------------   -------------   -------------   -------------    -------------

 Operating income (loss)                                        --             823             647              --            1,063
                                                     -------------   -------------   -------------   -------------    -------------

 Minority interest                                              --              --              --              --               --
 Interest expense, net                                          --              --              --              --               --
 Loss on early extinguishments of debt                          --              --              --              --               --
 Equity in income from consolidated entities                    --              --              --              --               --
                                                     -------------   -------------   -------------   -------------    -------------
 (Loss) income before income taxes and
    discontinued operations                                     --             823             647              --            1,063

 Income tax benefit (expense)                                   --              --              --              --               --
                                                     -------------   -------------   -------------   -------------    -------------

 (Loss) income from continuing operations                       --             823             647              --            1,063

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                             --              --              --            (787)              --
   Income tax (expense) benefit                                 --              --              --              --               --
                                                     -------------   -------------   -------------   -------------    -------------
   (Loss) income from discontinued operations                   --              --              --            (787)              --

                                                     -------------   -------------   -------------   -------------    -------------
 Net (loss) income                                              --             823             647            (787)           1,063
                                                     =============   =============   =============   =============    =============


                                                       MERISTAR SUB     MERISTAR SUB    MERISTAR SUB     MERISTAR SUB
                                                         7G, LLC          6B, LLC         4I, L.P.         5D, LLC
                                                     -------------   -------------   -------------   -------------
 Revenue:
    Hotel operations:                                           --              --              --              --
       Rooms                                                    --              --              --              --
       Food and beverage                                        --              --              --              --
       Other hotel operations                                   --              --              --              --
    Office rental, parking and other revenue                    --              --              --              --
 Participating lease revenue                                    --             593              --           1,101
                                                     -------------   -------------   -------------   -------------
Total revenue                                                   --             593              --           1,101
                                                     -------------   -------------   -------------   -------------

Hotel operating expenses:
       Rooms                                                    --              --              --              --
       Food and beverage                                        --              --              --              --
       Other hotel operating departments                        --              --              --              --
    Office rental, parking and other expenses                   --              --              --              --
Other operating expenses:                                       --              --              --              --
       General and administrative, hotel                        --              --              --              --
       General and administrative, corporate                    --              --              --              --
       Property operating costs                                 --              --              --              --
       Depreciation and amortization                            --             224              --             738
       Property taxes, insurance and other                      --             112              --             102
       Loss on asset impairment                                 --              --              --              --
                                                     -------------   -------------   -------------   -------------
Operating expenses                                              --             336              --             840
                                                     -------------   -------------   -------------   -------------

 Operating income (loss)                                        --             257              --             261
                                                     -------------   -------------   -------------   -------------

 Minority interest                                              --              --              --              --
 Interest expense, net                                          --              --              --            (647)
 Loss on early extinguishments of debt                          --              --              --              --
 Equity in income from consolidated entities                    --              --              --              --
                                                     -------------   -------------   -------------   -------------
 (Loss) income before income taxes and
    discontinued operations                                     --             257              --            (386)

 Income tax benefit (expense)                                   --              --              --              --
                                                     -------------   -------------   -------------   -------------

 (Loss) income from continuing operations                       --             257              --            (386)

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                            103              --              --              --
   Income tax (expense) benefit                                 --              --              --              --
                                                     -------------   -------------   -------------   -------------
   (Loss) income from discontinued operations                  103              --              --              --

                                                     -------------   -------------   -------------   -------------
 Net (loss) income                                             103             257              --            (386)
                                                     =============   =============   =============   =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                    MERISTAR SUB    MERISTAR SUB    AGH PSS I,   MERISTAR SUB   MERISTAR SUB
                                                      5H, LLC         7H, LLC          INC.         2D, LLC        4F, L.P.
                                                    -------------  -------------  -------------  -------------  -------------
 Revenue:
    Hotel operations:                                          --             --             --             --             --
       Rooms                                                   --             --             --             --             --
       Food and beverage                                       --             --             --             --             --
       Other hotel operations                                  --             --             --             --             --
    Office rental, parking and other revenue                   --             --             --             --             10
 Participating lease revenue                                   --             --             --             --            984
                                                    -------------  -------------  -------------  -------------  -------------
Total revenue                                                  --             --             --             --            994
                                                    -------------  -------------  -------------  -------------  -------------

Hotel operating expenses:
       Rooms                                                   --             --             --             --             --
       Food and beverage                                       --             --             --             --             --
       Other hotel operating departments                       --             --             --             --             --
    Office rental, parking and other expenses                  --             --             --             --             --
Other operating expenses:                                      --             --             --             --             --
       General and administrative, hotel                       --             --             --             --             --
       General and administrative, corporate                   --             --             --             --             --
       Property operating costs                                --             --             --             --             --
       Depreciation and amortization                           --             --             --             --            552
       Property taxes, insurance and other                     --             --             --             --            187
       Loss on asset impairment                                --             --             --             --             --
                                                    -------------  -------------  -------------  -------------  -------------
Operating expenses                                             --             --             --             --            739
                                                    -------------  -------------  -------------  -------------  -------------

 Operating income (loss)                                       --             --             --             --            255
                                                    -------------  -------------  -------------  -------------  -------------

 Minority interest                                             --             --             --             --             --
 Interest expense, net                                         --             --             --             --             --
 Loss on early extinguishments of debt                         --             --             --             --             --
 Equity in income from consolidated entities                   --             --             --             --             --
                                                    -------------  -------------  -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                    --             --             --             --            255

 Income tax benefit (expense)                                  --             --             --             --             --
                                                    -------------  -------------  -------------  -------------  -------------

 (Loss) income from continuing operations                      --             --             --             --            255

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                            --             --             --             --             --
   Income tax (expense) benefit                                --             --             --             --             --
                                                    -------------  -------------  -------------  -------------  -------------
   (Loss) income from discontinued operations                  --             --             --             --             --

                                                    -------------  -------------  -------------  -------------  -------------
 Net (loss) income                                             --             --             --             --            255
                                                    =============  =============  =============  =============  =============


                                                    MERISTAR SUB   MERISTAR SUB    MERISTAR SUB  MERISTAR SUB
                                                       5K, LLC        5M, LLC        1E, L.P.       5O, LLC
                                                    -------------  -------------  -------------  -------------
 Revenue:
    Hotel operations:                                          --             --             --             --
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operations                                  --             --             --             --
    Office rental, parking and other revenue                   --             --             --             --
 Participating lease revenue                                1,263            991             --            471
                                                    -------------  -------------  -------------  -------------
Total revenue                                               1,263            991             --            471
                                                    -------------  -------------  -------------  -------------

Hotel operating expenses:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operating departments                       --             --             --             --
    Office rental, parking and other expenses                  --             --             --             --
Other operating expenses:                                      --             --             --             --
       General and administrative, hotel                       --             --             --             --
       General and administrative, corporate                   --             --             --             --
       Property operating costs                                --             --             --             --
       Depreciation and amortization                          648            238             --            114
       Property taxes, insurance and other                    186            135             --             52
       Loss on asset impairment                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
Operating expenses                                            834            373             --            166
                                                    -------------  -------------  -------------  -------------

 Operating income (loss)                                      429            618             --            305
                                                    -------------  -------------  -------------  -------------

 Minority interest                                             --             --             --             --
 Interest expense, net                                         --             --             --             --
 Loss on early extinguishments of debt                         --             --             --             --
 Equity in income from consolidated entities                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                   429            618             --            305

 Income tax benefit (expense)                                  --             --             --             --
                                                    -------------  -------------  -------------  -------------

 (Loss) income from continuing operations                     429            618             --            305

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                            --             --             --             --
   Income tax (expense) benefit                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
   (Loss) income from discontinued operations                  --             --             --             --

                                                    -------------  -------------  -------------  -------------
 Net (loss) income                                            429            618             --            305
                                                    =============  =============  =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                    MERISTAR SUB    MERISTAR SUB    MERISTAR SUB   MERISTAR SUB   MERISTAR SUB
                                                      4B, L.P.         2C, LLC        4G, L.P.       3B, LLC         5G, L.P.
                                                    -------------   -------------   -------------  -------------  -------------
 Revenue:
    Hotel operations:                                          --              --              --             --             --
       Rooms                                                   --              --              --             --             --
       Food and beverage                                       --              --              --             --             --
       Other hotel operations                                  --              --              --             --             --
    Office rental, parking and other revenue                   --              --              --             --             14
 Participating lease revenue                                   --              --           1,066             --          5,506
                                                    -------------   -------------   -------------  -------------  -------------
Total revenue                                                  --              --           1,066             --          5,520
                                                    -------------   -------------   -------------  -------------  -------------

Hotel operating expenses:
       Rooms                                                   --              --              --             --             --
       Food and beverage                                       --              --              --             --             --
       Other hotel operating departments                       --              --              --             --             --
    Office rental, parking and other expenses                  --              --              --             --             --
Other operating expenses:                                      --              --              --             --             --
       General and administrative, hotel                       --              --              --             --             --
       General and administrative, corporate                   --              --              --             --             --
       Property operating costs                                --              --              --             --             --
       Depreciation and amortization                           --              --             223             --          3,150
       Property taxes, insurance and other                     --              --             257             --            819
       Loss on asset impairment                                --              --             245             --             --
                                                    -------------   -------------   -------------  -------------  -------------
Operating expenses                                             --              --             725             --          3,969
                                                    -------------   -------------   -------------  -------------  -------------

 Operating income (loss)                                       --              --             341             --          1,551
                                                    -------------   -------------   -------------  -------------  -------------

 Minority interest                                             --              --              --             --             --
 Interest expense, net                                         --              --              --             --             --
 Loss on early extinguishments of debt                         --              --              --             --             --
 Equity in income from consolidated entities                   --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                    --              --             341             --          1,551

 Income tax benefit (expense)                                  --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------

 (Loss) income from continuing operations                      --              --             341             --          1,551

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                          (217)         (1,645)             --             --             --
   Income tax (expense) benefit                                --              --              --             --             --
                                                    -------------   -------------   -------------  -------------  -------------
   (Loss) income from discontinued operations                (217)         (1,645)             --             --             --

                                                    -------------   -------------   -------------  -------------  -------------
 Net (loss) income                                           (217)         (1,645)            341             --          1,551
                                                    =============   =============   =============  =============  =============


                                                     MERISTAR SUB   MERISTAR SUB  MERISTAR SUB   MERISTAR SUB
                                                       5P, LLC        5J, LLC        5Q, LLC        5A, LLC
                                                    -------------  -------------  -------------  -------------
 Revenue:
    Hotel operations:                                          --             --             --             --
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operations                                  --             --             --             --
    Office rental, parking and other revenue                   --             --             --             60
 Participating lease revenue                                  488          5,286          1,087          3,115
                                                    -------------  -------------  -------------  -------------
Total revenue                                                 488          5,286          1,087          3,175
                                                    -------------  -------------  -------------  -------------

Hotel operating expenses:
       Rooms                                                   --             --             --             --
       Food and beverage                                       --             --             --             --
       Other hotel operating departments                       --             --             --             --
    Office rental, parking and other expenses                  --             --             --             --
Other operating expenses:                                      --             --             --             --
       General and administrative, hotel                       --             --             --             --
       General and administrative, corporate                   --             --             --             --
       Property operating costs                                --             --             --             --
       Depreciation and amortization                            2          2,810            294            532
       Property taxes, insurance and other                      3            873            154            390
       Loss on asset impairment                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
Operating expenses                                              5          3,683            448            922
                                                    -------------  -------------  -------------  -------------

 Operating income (loss)                                      483          1,603            639          2,253
                                                    -------------  -------------  -------------  -------------

 Minority interest                                             --             --             --             --
 Interest expense, net                                         --             --             --         (1,417)
 Loss on early extinguishments of debt                         --             --             --             --
 Equity in income from consolidated entities                   --             --             --             --
                                                    -------------  -------------  -------------  -------------
 (Loss) income before income taxes and
    discontinued operations                                   483          1,603            639            836

 Income tax benefit (expense)                                  --             --             --             --
                                                    -------------  -------------  -------------  -------------

 (Loss) income from continuing operations                     483          1,603            639            836

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                            --             --             --             --
   Income tax (expense) benefit                                --             --             --             --
                                                    -------------  -------------  -------------  -------------
   (Loss) income from discontinued operations                  --             --             --             --

                                                    -------------  -------------  -------------  -------------
 Net (loss) income                                            483          1,603            639            836
                                                    =============  =============  =============  =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                                     MERISTAR        MERISTAR       GUARANTOR
                                                    MERISTAR SUB    MERISTAR SUB   PENTAGON CITY,  HOTEL LESSEE,   SUBSIDIARIES
                                                       8D, LLC         4J, LLC          LLC            INC.            TOTAL
                                                    -------------   -------------  -------------   -------------   -------------
 Revenue:
    Hotel operations:                                          --              --             --              --              --
       Rooms                                                   --              --             --         277,284         277,284
       Food and beverage                                       --              --             --         110,450         110,450
       Other hotel operations                                  --              --             --          34,397          34,397
    Office rental, parking and other revenue                   --             104             --             161           1,306
 Participating lease revenue                                   --           1,353          1,406              --          52,106
                                                    -------------   -------------  -------------   -------------   -------------
Total revenue                                                  --           1,457          1,406         422,292         475,543
                                                    -------------   -------------  -------------   -------------   -------------

Hotel operating expenses:
       Rooms                                                   --              --             --          67,795          67,795
       Food and beverage                                       --              --             --          79,923          79,923
       Other hotel operating departments                       --              --             --          21,162          21,162
    Office rental, parking and other expenses                  --             216             --              --             694
Other operating expenses:                                      --              --             --              --              --
       General and administrative, hotel                       --              --              4          65,747          65,751
       General and administrative, corporate                   --              --             --              90              90
       Property operating costs                                --              --             --          62,941          62,941
       Depreciation and amortization                           --             632            355              84          19,395
       Property taxes, insurance and other                     --             172            177         135,016         144,140
       Loss on asset impairment                                --              --             --              --           1,226
                                                    -------------   -------------  -------------   -------------   -------------
Operating expenses                                             --           1,020            536         432,758         463,117
                                                    -------------   -------------  -------------   -------------   -------------

 Operating income (loss)                                       --             437            870         (10,466)         12,426
                                                    -------------   -------------  -------------   -------------   -------------

 Minority interest                                             --              --             --              --              --
 Interest expense, net                                         --              --             (9)         (3,526)         (5,599)
 Loss on early extinguishments of debt                         --              --             --              --              --
 Equity in income from consolidated entities                   --              --             --              --              --
                                                    -------------   -------------  -------------   -------------   -------------
 (Loss) income before income taxes and
    discontinued operations                                    --             437            861         (13,992)          6,827
 Income tax benefit (expense)                                  --              --             --              --              --
                                                    -------------   -------------  -------------   -------------   -------------

 (Loss) income from continuing operations                      --             437            861         (13,992)          6,827

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                          (857)             --             --         (17,175)        (19,884)
   Income tax (expense) benefit                                --              --             --              --              --
                                                    -------------   -------------  -------------   -------------   -------------
   (Loss) income from discontinued operations                (857)             --             --         (17,175)        (19,884)
                                                    -------------   -------------  -------------   -------------   -------------
 Net (loss) income                                           (857)            437            861         (31,167)        (13,057)
                                                    =============   =============  =============   =============   =============


                                                                       TOTAL
                                                    ELIMINATIONS    CONSOLIDATED
                                                    -------------   -------------
 Revenue:
    Hotel operations:                                          --              --
       Rooms                                                   --         277,284
       Food and beverage                                       --         110,450
       Other hotel operations                                  --          34,397
    Office rental, parking and other revenue                   --           5,828
 Participating lease revenue                             (121,074)             --
                                                    -------------   -------------
Total revenue                                            (121,074)        427,959
                                                    -------------   -------------

Hotel operating expenses:
       Rooms                                                   --          67,795
       Food and beverage                                       --          79,923
       Other hotel operating departments                       --          21,162
    Office rental, parking and other expenses                  --           1,255
Other operating expenses:                                      --              --
       General and administrative, hotel                       --          65,774
       General and administrative, corporate                   --           7,106
       Property operating costs                                --          62,941
       Depreciation and amortization                           --          50,724
       Property taxes, insurance and other               (121,074)         32,860
       Loss on asset impairment                                --           1,536
                                                    -------------   -------------
Operating expenses                                       (121,074)        391,076
                                                    -------------   -------------

 Operating income (loss)                                       --          36,883
                                                    -------------   -------------

 Minority interest                                             --              24
 Interest expense, net                                         --         (64,103)
 Loss on early extinguishments of debt                         --          (7,903)
 Equity in income from consolidated entities               (6,014)             --
                                                    -------------   -------------
 (Loss) income before income taxes and
    discontinued operations                                (6,014)        (35,099)
 Income tax benefit (expense)                                  --             314
                                                    -------------   -------------
 (Loss) income from continuing operations                  (6,014)        (34,785)

 Discontinued operations:
 (Loss) income from discontinued operations
  before income tax                                            --         (18,314)
   Income tax (expense) benefit                                --             161
                                                    -------------   -------------
   (Loss) income from discontinued operations                  --         (18,153)
                                                    -------------   -------------
 Net (loss) income                                         (6,014)        (52,938)
                                                    =============   =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                    MERISTAR
                                                 HOSPITALITY OP,   NON-GUARANTOR   MERISTAR SUB7C,   AGH UPREIT,   MERISTAR SUB 5N,
                                                      L.P.          SUBSIDIARIES          LLC            LLC             LLC
                                                 ---------------  ---------------  --------------- --------------- ----------------
 Revenue:
    Hotel operations:
       Rooms                                                  --               --               --              --              --
       Food and beverage                                      --               --               --              --              --
       Other hotel operations                                 --               --               --              --              --
    Office rental, parking and other revenue               4,211            2,380               --              --              --
 Participating lease revenue                                  --           54,691               --              --             515
                                                 ---------------  ---------------  --------------- --------------- ---------------
Total revenue                                              4,211           57,071               --              --             515
                                                 ---------------  ---------------  --------------- --------------- ---------------
Hotel operating expenses:
       Rooms                                                  --               --               --              --              --
       Food and beverage                                      --               --               --              --              --
       Other hotel operating expenses                         --               --               --              --              --
    Office rental, parking and other expenses                 --              814               --              --              --
Other operating expenses:
       General and administrative, hotel                      --             (261)              --              --              --
       General and administrative, corporate               6,104               --               --              --              --
       Property operating costs                               --               --               --              --              --
       Depreciation and amortization                       5,072           22,031               --              --              69
       Property taxes, insurance and other                 2,029            9,456               --              --              52
       Loss on asset impairments                              --           33,644               --              --              --
                                                 ---------------  ---------------  --------------- --------------- ---------------
 Operating expenses                                       13,205           65,684               --              --             121
                                                 ---------------  ---------------  --------------- --------------- ---------------
 Operating income (loss)                                  (8,994)          (8,613)              --              --             394
 Minority interest                                            (6)              --               --              --              --
 Interest expense, net                                   (52,566)         (13,679)              --              --              --
 Equity in loss from consolidated entities              (230,202)              --               --              --              --
                                                 ---------------  ---------------  --------------- --------------- ---------------
 (Loss) income before income taxes and
    discontinued operations                             (291,768)         (22,292)              --              --             394

 Income tax (expense) benefit                                119               --               --              --              --
                                                 ---------------  ---------------  --------------- --------------- ---------------
 (Loss) income from continuing operations               (291,649)         (22,292)              --              --             394

 Discontinued operations:
     (Loss) income from discontinued
      operations before income tax                         1,786          (83,512)              --              --              --
      Income tax (expense) benefit                             6               --               --              --              --
                                                 ---------------  ---------------  --------------- --------------- ---------------
   (Loss) income on discontinued operations                1,792          (83,512)              --              --              --
                                                 ---------------  ---------------  --------------- --------------- ---------------
 Net (loss) income                                      (289,857)        (105,804)              --              --             394
                                                 ===============  ===============  =============== =============== ===============


                                                MERISTAR SUB 8A, MERISTAR SUB 8F,  MERISTAR SUB   MERISTAR SUB   MERISTAR SUB 8B,
                                                      LLC               L.P.           8G, LLC       6H, L.P.          LLC
                                                ---------------- ---------------- -------------- --------------- ----------------
 Revenue:
    Hotel operations:
       Rooms                                                  --              --              --              --              --
       Food and beverage                                      --              --              --              --              --
       Other hotel operations                                 --              --              --              --              --
    Office rental, parking and other revenue                  --              --              --              --              --
 Participating lease revenue                                  --           1,172              --             569           3,636
                                                 --------------- --------------- --------------- --------------- ---------------
Total revenue                                                 --           1,172              --             569           3,636
                                                 --------------- --------------- --------------- --------------- ---------------
Hotel operating expenses:
       Rooms                                                  --              --              --              --              --
       Food and beverage                                      --              --              --              --              --
       Other hotel operating expenses                         --              --              --              --              --
    Office rental, parking and other expenses                 --              --              --              --              --
Other operating expenses:
       General and administrative, hotel                      --              --              --              --              --
       General and administrative, corporate                  --              --              --              --              --
       Property operating costs                               --              --              --              --              --
       Depreciation and amortization                          --             261              --             252           1,220
       Property taxes, insurance and other                    --             245              --              47             692
       Loss on asset impairments                              --              --              --              --              --
                                                 --------------- --------------- --------------- --------------- ---------------
 Operating expenses                                           --             506              --             299           1,912
                                                 --------------- --------------- --------------- --------------- ---------------
 Operating income (loss)                                      --             666              --             270           1,724
 Minority interest                                            --              --              --              --              --
 Interest expense, net                                        --              --              --              --              --
 Equity in loss from consolidated entities                    --              --              --              --              --
                                                 --------------- --------------- --------------- --------------- ---------------
 (Loss) income before income taxes and
    discontinued operations                                   --             666              --             270           1,724

 Income tax (expense) benefit                                 --              --              --              --              --
                                                 --------------- --------------- --------------- --------------- ---------------
 (Loss) income from continuing operations                     --             666              --             270           1,724

 Discontinued operations:
     (Loss) income from discontinued
      operations before income tax                            --              --              --              --              --
      Income tax (expense) benefit                            --              --              --              --              --
                                                 --------------- --------------- --------------- --------------- ---------------
   (Loss) income on discontinued operations                   --              --              --              --              --
                                                 --------------- --------------- --------------- --------------- ---------------
 Net (loss) income                                            --             666              --             270           1,724
                                                 =============== =============== =============== =============== ===============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                              MERISTAR SUB 1C,  MERISTAR SUB 8E, MERISTAR SUB 7F, MERISTAR SUB 5L, MERISTAR SUB 3C,
                                                     L.P.             LLC              LLC              LLC              LLC
                                              ----------------  ---------------- ---------------- ---------------- ----------------
 Revenue:
    Hotel operations:
       Rooms                                               --                --              --               --               --
       Food and beverage                                   --                --              --               --               --
       Other hotel operations                              --                --              --               --               --
    Office rental, parking and other revenue               --                10              --               --               --
 Participating lease revenue                              834               724             452              547              969
                                               --------------    --------------  --------------   --------------   --------------
Total revenue                                             834               734             452              547              969
                                               --------------    --------------  --------------   --------------   --------------
Hotel operating expenses:
       Rooms                                               --                --              --               --               --
       Food and beverage                                   --                --              --               --               --
       Other hotel operating expenses                      --                --              --               --               --
    Office rental, parking and other expenses              --                --              --               --               --
Other operating expenses:
       General and administrative, hotel                   --                --              --               --               --
       General and administrative, corporate               --                --              --               --               --
       Property operating costs                            --                --              --               --               --
       Depreciation and amortization                      508               291             229               69              356
       Property taxes, insurance and other                374               108              81               61              197
       Loss on asset impairments                           --                --           1,637               --               --
                                               --------------    --------------  --------------   --------------   --------------
 Operating expenses                                       882               399           1,947              130              553
                                               --------------    --------------  --------------   --------------   --------------
 Operating income (loss)                                  (48)              335          (1,495)             417              416
 Minority interest                                         --                --              --               --               --
 Interest expense, net                                     --                --              --               (2)              --
 Equity in loss from consolidated entities                 --                --              --               --               --
                                               --------------    --------------  --------------   --------------   --------------
 (Loss) income before income taxes and
    discontinued operations                               (48)              335          (1,495)             415              416

 Income tax (expense) benefit                              --                --              --               --               --
                                               --------------    --------------  --------------   --------------   --------------
 (Loss) income from continuing operations                 (48)              335          (1,495)             415              416

 Discontinued operations:
     (Loss) income from discontinued
      operations before income tax                         --                --              --               --               --
      Income tax (expense) benefit                         --                --              --               --               --
                                               --------------    --------------  --------------   --------------   --------------
   (Loss) income on discontinued operations                --                --              --               --               --
                                               --------------    --------------  --------------   --------------   --------------
 Net (loss) income                                        (48)              335          (1,495)             415              416
                                               ==============    ==============  ==============   ==============   ==============


                                             MERISTAR SUB 5R, MERISTAR SUB 6D, MERISTAR SUB 6E,  MERISTAR SUB 4E,  MERISTAR SUB 1B,
                                                  LLC               LLC             LLC                L.P.              LLC
                                             ---------------- ---------------- ----------------  ----------------  ----------------
 Revenue:
    Hotel operations:
       Rooms                                              --               --               --               --                --
       Food and beverage                                  --               --               --               --                --
       Other hotel operations                             --               --               --               --                --
    Office rental, parking and other revenue              --                8               --                3                 1
 Participating lease revenue                              --              963            2,791              703             1,274
                                               -------------   --------------   --------------   --------------    --------------
Total revenue                                             --              971            2,791              706             1,275
                                               -------------   --------------   --------------   --------------    --------------
Hotel operating expenses:
       Rooms                                              --               --               --               --                --
       Food and beverage                                  --               --               --               --                --
       Other hotel operating expenses                     --               --               --               --                --
    Office rental, parking and other expenses             --               --               --               --                --
Other operating expenses:
       General and administrative, hotel                  --               --               --               --                --
       General and administrative, corporate              --               --               --               --                --
       Property operating costs                           --               --               --               --                --
       Depreciation and amortization                      --              273              822              421               284
       Property taxes, insurance and other                --              159              322              223                94
       Loss on asset impairments                          --               --               --           14,611                --
                                               -------------   --------------   --------------   --------------    --------------
 Operating expenses                                       --              432            1,144           15,255               378
                                               -------------   --------------   --------------   --------------    --------------
 Operating income (loss)                                  --              539            1,647          (14,549)              897
 Minority interest                                        --               --               --               --                --
 Interest expense, net                                    --               --               --               --               (10)
 Equity in loss from consolidated entities                --               --               --               --                --
                                               -------------   --------------   --------------   --------------    --------------
 (Loss) income before income taxes and
    discontinued operations                               --              539            1,647          (14,549)              887

 Income tax (expense) benefit                             --               --               --               --                --
                                               -------------   --------------   --------------   --------------    --------------
 (Loss) income from continuing operations                 --              539            1,647          (14,549)              887

 Discontinued operations:
     (Loss) income from discontinued
      operations before income tax                        --               --               --               --                --
      Income tax (expense) benefit                        --               --               --               --                --
                                               -------------   --------------   --------------   --------------    --------------
   (Loss) income on discontinued operations               --               --               --               --                --
                                               -------------   --------------   --------------   --------------    --------------
 Net (loss) income                                        --              539            1,647          (14,549)              887
                                               =============   ==============   ==============   ==============    ==============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                MERISTAR SUB 5F,   MERISTAR SUB   MERISTAR SUB 8C, MERISTAR SUB 4C,  MERISTAR SUB
                                                      L.P.           6G, LLC           LLC               L.P.          4H, L.P.
                                                ----------------  -------------- ---------------- ---------------- --------------
 Revenue:
    Hotel operations:
       Rooms                                                 --               --              --               --              --
       Food and beverage                                     --               --              --               --              --
       Other hotel operations                                --               --              --               --              --
    Office rental, parking and other revenue                 --               --              --               --              --
 Participating lease revenue                              1,487            1,248              --               --              --
                                                 --------------   --------------  --------------   --------------  --------------
Total revenue                                             1,487            1,248              --               --              --
                                                 --------------   --------------  --------------   --------------  --------------
Hotel operating expenses:
       Rooms                                                 --               --              --               --              --
       Food and beverage                                     --               --              --               --              --
       Other hotel operating expenses                        --               --              --               --              --
    Office rental, parking and other expenses                --               --              --               --              --
Other operating expenses:
       General and administrative, hotel                     --               --              --               --              --
       General and administrative, corporate                 --               --              --               --              --
       Property operating costs                              --               --              --               --              --
       Depreciation and amortization                        534              430              --               --              --
       Property taxes, insurance and other                  198              189              --               --              --
       Loss on asset impairments                          7,231               --              --               --              --
                                                 --------------   --------------  --------------   --------------  --------------
 Operating expenses                                       7,963              619              --               --              --
                                                 --------------   --------------  --------------   --------------  --------------
 Operating income (loss)                                 (6,476)             629              --               --              --
 Minority interest                                           --               --              --               --              --
 Interest expense, net                                       --               --              --               --              --
 Equity in loss from consolidated entities                   --               --              --               --              --
                                                 --------------   --------------  --------------   --------------  --------------
 (Loss) income before income taxes and
    discontinued operations                              (6,476)             629              --               --              --

 Income tax (expense) benefit                                --               --              --               --              --
                                                 --------------   --------------  --------------   --------------  --------------
 (Loss) income from continuing operations                (6,476)             629              --               --              --

 Discontinued operations:
     (Loss) income from discontinued
      operations before income tax                           --               --          (4,934)              --          (5,399)
      Income tax (expense) benefit                           --               --              --               --              --
                                                 --------------   --------------  --------------   --------------  --------------
   (Loss) income on discontinued operations                  --               --          (4,934)              --          (5,399)
                                                 --------------   --------------  --------------   --------------  --------------
 Net (loss) income                                       (6,476)             629          (4,934)              --          (5,399)
                                                 ==============   ==============  ==============   ==============  ==============

                                                MERISTAR SUB 7E, MERISTAR SUB 3D, MERISTAR SUB 1A, MERISTAR SUB 5E, MERISTAR SUB 7A
                                                       LLC             LLC              LLC              LLC         JOINT VENTURE
                                                ---------------- ---------------- ---------------- ---------------- ---------------
 Revenue:
    Hotel operations:
       Rooms                                                 --              --                --              --               --
       Food and beverage                                     --              --                --              --               --
       Other hotel operations                                --              --                --              --               --
    Office rental, parking and other revenue                 --               1                --              --               --
 Participating lease revenue                                673             726                --           2,940               --
                                                 --------------  --------------    --------------  --------------   --------------
Total revenue                                               673             727                --           2,940               --
                                                 --------------  --------------    --------------  --------------   --------------
Hotel operating expenses:
       Rooms                                                 --              --                --              --               --
       Food and beverage                                     --              --                --              --               --
       Other hotel operating expenses                        --              --                --              --               --
    Office rental, parking and other expenses                --              --                --              --               --
Other operating expenses:
       General and administrative, hotel                     --              --                --              --               --
       General and administrative, corporate                 --              --                --              --               --
       Property operating costs                              --              --                --              --               --
       Depreciation and amortization                        309             392                --             962               --
       Property taxes, insurance and other                   99             117                --             201               --
       Loss on asset impairments                             --              --                --              --               --
                                                 --------------  --------------    --------------  --------------   --------------
 Operating expenses                                         408             509                --           1,163               --
                                                 --------------  --------------    --------------  --------------   --------------
 Operating income (loss)                                    265             218                --           1,777               --
 Minority interest                                           --              --                --              --               --
 Interest expense, net                                       --              --                --              --               --
 Equity in loss from consolidated entities                   --              --                --              --               --
                                                 --------------  --------------    --------------  --------------   --------------
 (Loss) income before income taxes and
    discontinued operations                                 265             218                --           1,777               --

 Income tax (expense) benefit                                --              --                --              --               --
                                                 --------------  --------------    --------------  --------------   --------------
 (Loss) income from continuing operations                   265             218                --           1,777               --

 Discontinued operations:
     (Loss) income from discontinued
      operations before income tax                           --              --               460              --           (5,215)
      Income tax (expense) benefit                           --              --                --              --               --
                                                 --------------  --------------    --------------  --------------   --------------
   (Loss) income on discontinued operations                  --              --               460              --           (5,215)
                                                 --------------  --------------    --------------  --------------   --------------
 Net (loss) income                                          265             218               460           1,777           (5,215)
                                                 ==============  ==============    ==============  ==============   ==============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                 MERISTAR SUB  MERISTAR SUB 2B, MERISTAR SUB 3A, MERISTAR SUB 4A,  MERISTAR SUB 4D,
                                                    6K, LLC          LLC              LLC              LLC                LLC
                                               --------------- ---------------- ---------------- ----------------  ----------------
 Revenue:
    Hotel operations:
       Rooms                                                --              --               --               --               --
       Food and beverage                                    --              --               --               --               --
       Other hotel operations                               --              --               --               --               --
    Office rental, parking and other revenue                --              --               --               --               --
 Participating lease revenue                             2,040              --               --               --               --
                                               --------------- ---------------  ---------------  ---------------  ---------------
Total revenue                                            2,040              --               --               --               --
                                               --------------- ---------------  ---------------  ---------------  ---------------
Hotel operating expenses:
       Rooms                                                --              --               --               --               --
       Food and beverage                                    --              --               --               --               --
       Other hotel operating expenses                       --              --               --               --               --
    Office rental, parking and other expenses               --              --               --               --               --
Other operating expenses:
       General and administrative, hotel                    --              --               --               --               --
       General and administrative, corporate                --              --               --               --               --
       Property operating costs                             --              --               --               --               --
       Depreciation and amortization                       370              --               --               --               --
       Property taxes, insurance and other                 191              --               --               --               --
       Loss on asset impairments                            --              --               --               --               --
                                               --------------- ---------------  ---------------  ---------------  ---------------
 Operating expenses                                        561              --               --               --               --
                                               --------------- ---------------  ---------------  ---------------  ---------------
 Operating income (loss)                                 1,479              --               --               --               --
 Minority interest                                          --              --               --               --               --
 Interest expense, net                                      --              --               --               --               --
 Equity in loss from consolidated entities                  --              --               --               --               --
                                               --------------- ---------------  ---------------  ---------------  ---------------
 (Loss) income before income taxes and
    discontinued operations                              1,479              --               --               --               --

 Income tax (expense) benefit                               --              --               --               --               --
                                               --------------- ---------------  ---------------  ---------------  ---------------
 (Loss) income from continuing operations                1,479              --               --               --               --

 Discontinued operations:
     (Loss) income from discontinued
      operations before income tax                          --          (4,971)          (1,399)          (1,101)            (939)
      Income tax (expense) benefit                          --              --               --               --               --
                                               --------------- ---------------  ---------------  ---------------  ---------------
   (Loss) income on discontinued operations                 --          (4,971)          (1,399)          (1,101)            (939)
                                               --------------- ---------------  ---------------  ---------------  ---------------
 Net (loss) income                                       1,479          (4,971)          (1,399)          (1,101)            (939)
                                               =============== ===============  ===============  ===============  ===============

                                               MERISTAR SUB 2A,  MERISTAR SUB 6L,   MDV LIMITED   MERISTAR SUB 5C, MERISTAR SUB 6J,
                                                     LLC               LLC          PARTNERSHIP         LLC                LLC
                                               ----------------  ---------------- --------------- ---------------- ----------------
 Revenue:
    Hotel operations:
       Rooms                                                 --               --               --              --               --
       Food and beverage                                     --               --               --              --               --
       Other hotel operations                                --               --               --              --               --
    Office rental, parking and other revenue                 --               --               --              --               --
 Participating lease revenue                                 --               --              253              --            1,051
                                                ---------------  ---------------  --------------- ---------------  ---------------
Total revenue                                                --               --              253              --            1,051
                                                ---------------  ---------------  --------------- ---------------  ---------------
Hotel operating expenses:
       Rooms                                                 --               --               --              --               --
       Food and beverage                                     --               --               --              --               --
       Other hotel operating expenses                        --               --               --              --               --
    Office rental, parking and other expenses                --               --               --              --               --
Other operating expenses:
       General and administrative, hotel                     --               --               --              --               --
       General and administrative, corporate                 --               --               --              --               --
       Property operating costs                              --               --               --              --               --
       Depreciation and amortization                         --               --               69              --              302
       Property taxes, insurance and other                   --               --               70              --              130
       Loss on asset impairments                             --               --               --              --               --
                                                ---------------  ---------------  --------------- ---------------  ---------------
 Operating expenses                                          --               --              139              --              432
                                                ---------------  ---------------  --------------- ---------------  ---------------
 Operating income (loss)                                     --               --              114              --              619
 Minority interest                                           --               --               --              --               --
 Interest expense, net                                       --               --               --              --                2
 Equity in loss from consolidated entities                   --               --               --              --               --
                                                ---------------  ---------------  --------------- ---------------  ---------------
 (Loss) income before income taxes and
    discontinued operations                                  --               --              114              --              621

 Income tax (expense) benefit                                --               --               --              --               --
                                                ---------------  ---------------  --------------- ---------------  ---------------
 (Loss) income from continuing operations                    --               --              114              --              621

 Discontinued operations:
     (Loss) income from discontinued
      operations before income tax                       (3,221)         (13,081)              --          (7,069)              --
      Income tax (expense) benefit                           --               --               --              --               --
                                                ---------------  ---------------  --------------- ---------------  ---------------
   (Loss) income on discontinued operations              (3,221)         (13,081)              --          (7,069)              --
                                                ---------------  ---------------  --------------- ---------------  ---------------
 Net (loss) income                                       (3,221)         (13,081)             114          (7,069)             621
                                                ===============  ===============  =============== ===============  ===============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                               MERISTAR SUB 1D, MERISTAR SUB 7B, MERISTAR SUB 7D,  MERISTAR SUB   MERISTAR SUB 6B,
                                                      L.P.             L.P.            LLC            7G, LLC            LLC
                                               ---------------- ---------------- ---------------- --------------  ----------------
 Revenue:
    Hotel operations:
       Rooms                                                 --              --               --              --               --
       Food and beverage                                     --              --               --              --               --
       Other hotel operations                                --              --               --              --               --
    Office rental, parking and other revenue                  6              --               --              --               --
 Participating lease revenue                              2,429              --            3,665              --              550
                                                --------------- ---------------  --------------- ---------------  ---------------
Total revenue                                             2,435              --            3,665              --              550
                                                --------------- ---------------  --------------- ---------------  ---------------
Hotel operating expenses:
       Rooms                                                 --              --               --              --               --
       Food and beverage                                     --              --               --              --               --
       Other hotel operating expenses                        --              --               --              --               --
    Office rental, parking and other expenses                47              --              190              --               --
Other operating expenses:
       General and administrative, hotel                     25              --              177              --               --
       General and administrative, corporate                 --              --               --              --               --
       Property operating costs                              --              --               --              --               --
       Depreciation and amortization                      1,148              --              862              --              232
       Property taxes, insurance and other                  835              --            1,125              --              100
       Loss on asset impairments                             --              --               --              --               --
                                                --------------- ---------------  --------------- ---------------  ---------------
 Operating expenses                                       2,055              --            2,354              --              332
                                                --------------- ---------------  --------------- ---------------  ---------------
 Operating income (loss)                                    380              --            1,311              --              218
 Minority interest                                           --              --               --              --               --
 Interest expense, net                                       --              --               --              --               --
 Equity in loss from consolidated entities                   --              --               --              --               --
                                                --------------- ---------------  --------------- ---------------  ---------------
 (Loss) income before income taxes and
    discontinued operations                                 380              --            1,311              --              218

 Income tax (expense) benefit                                --              --               --              --               --
                                                --------------- ---------------  --------------- ---------------  ---------------
 (Loss) income from continuing operations                   380              --            1,311              --              218

 Discontinued operations:
     (Loss) income from discontinued
      operations before income tax                           --         (10,191)              --          (7,531)              --
      Income tax (expense) benefit                           --              --               --              --               --
                                                --------------- ---------------  --------------- ---------------  ---------------
   (Loss) income on discontinued operations                  --         (10,191)              --          (7,531)              --
                                                --------------- ---------------  --------------- ---------------  ---------------
 Net (loss) income                                          380         (10,191)           1,311          (7,531)             218
                                                =============== ===============  =============== ===============  ===============

                                               MERISTAR SUB 4I, MERISTAR SUB 5D,  MERISTAR SUB     MERISTAR SUB
                                                      L.P.             LLC           5H, LLC          7H, LLC      AGH PSS I, INC.
                                               ---------------- ---------------- ---------------  ---------------  ---------------
 Revenue:
    Hotel operations:
       Rooms                                                --               --               --               --               --
       Food and beverage                                    --               --               --               --               --
       Other hotel operations                               --               --               --               --               --
    Office rental, parking and other revenue                --               --               --               --               --
 Participating lease revenue                                --            1,024               --               --               --
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Total revenue                                               --            1,024               --               --               --
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Hotel operating expenses:
       Rooms                                                --               --               --               --               --
       Food and beverage                                    --               --               --               --               --
       Other hotel operating expenses                       --               --               --               --               --
    Office rental, parking and other expenses               --               --               --               --               --
Other operating expenses:
       General and administrative, hotel                    --               --               --               --               --
       General and administrative, corporate                --               --               --               --               --
       Property operating costs                             --               --               --               --               --
       Depreciation and amortization                        --              730               --               --               --
       Property taxes, insurance and other                  --              112               --               --               --
       Loss on asset impairments                            --               --               --               --               --
                                               ---------------  ---------------  ---------------  ---------------  ---------------
 Operating expenses                                         --              842               --               --               --
                                               ---------------  ---------------  ---------------  ---------------  ---------------
 Operating income (loss)                                    --              182               --               --               --
 Minority interest                                          --               --               --               --               --
 Interest expense, net                                      --             (644)              --               --               --
 Equity in loss from consolidated entities                  --               --               --               --               --
                                               ---------------  ---------------  ---------------  ---------------  ---------------
 (Loss) income before income taxes and
    discontinued operations                                 --             (462)              --               --               --

 Income tax (expense) benefit                               --               --               --               --               --
                                               ---------------  ---------------  ---------------  ---------------  ---------------
 (Loss) income from continuing operations                   --             (462)              --               --               --

 Discontinued operations:
     (Loss) income from discontinued
      operations before income tax                      (1,484)              --          (17,368)          (1,086)            (896)
      Income tax (expense) benefit                          --               --               --               --               --
                                               ---------------  ---------------  ---------------  ---------------  ---------------
   (Loss) income on discontinued operations             (1,484)              --          (17,368)          (1,086)            (896)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
 Net (loss) income                                      (1,484)            (462)         (17,368)          (1,086)            (896)
                                               ===============  ===============  ===============  ===============  ===============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                               MERISTAR SUB 2D, MERISTAR SUB 4F,  MERISTAR SUB    MERISTAR SUB   MERISTAR SUB 1E,
                                                     LLC               L.P.          5K, LLC         5M, LLC            L.P.
                                               ---------------- ---------------- --------------- --------------- ----------------
 Revenue:
    Hotel operations:
       Rooms                                                 --               --              --              --              --
       Food and beverage                                     --               --              --              --              --
       Other hotel operations                                --               --              --              --              --
    Office rental, parking and other revenue                 --                7              --              --              --
 Participating lease revenue                                 --              981           1,259             976              --
                                                ---------------  --------------- --------------- --------------- ---------------
Total revenue                                                --              988           1,259             976              --
                                                ---------------  --------------- --------------- --------------- ---------------
Hotel operating expenses:
       Rooms                                                 --               --              --              --              --
       Food and beverage                                     --               --              --              --              --
       Other hotel operating expenses                        --               --              --              --              --
    Office rental, parking and other expenses                --               --              --              --              --
Other operating expenses:
       General and administrative, hotel                     --               --              --              --              --
       General and administrative, corporate                 --               --              --              --              --
       Property operating costs                              --               --              --              --              --
       Depreciation and amortization                         --              556             644             236              --
       Property taxes, insurance and other                   --              173             187             131              --
       Loss on asset impairments                             --               --              --              --              --
                                                ---------------  --------------- --------------- --------------- ---------------
 Operating expenses                                          --              729             831             367              --
                                                ---------------  --------------- --------------- --------------- ---------------
 Operating income (loss)                                     --              259             428             609              --
 Minority interest                                           --               --              --              --              --
 Interest expense, net                                       --               --              --              --              --
 Equity in loss from consolidated entities                   --               --              --              --              --
                                                ---------------  --------------- --------------- --------------- ---------------
 (Loss) income before income taxes and
    discontinued operations                                  --              259             428             609              --

 Income tax (expense) benefit                                --               --              --              --              --
                                                ---------------  --------------- --------------- --------------- ---------------
 (Loss) income from continuing operations                    --              259             428             609              --

 Discontinued operations:
     (Loss) income from discontinued
      operations before income tax                       (8,913)              --              --              --             538
      Income tax (expense) benefit                           --               --              --              --              --
                                                ---------------  --------------- --------------- --------------- ---------------
   (Loss) income on discontinued operations              (8,913)              --              --              --             538
                                                ---------------  --------------- --------------- --------------- ---------------
 Net (loss) income                                       (8,913)             259             428             609             538
                                                ===============  =============== =============== =============== ===============

                                                MERISTAR SUB   MERISTAR SUB 6M  MERISTAR SUB 4B,  MERISTAR SUB 6C, MERISTAR SUB 2C,
                                                   5O, LLC         COMPANY            L.P.               LLC              LLC
                                               --------------- ---------------  ----------------  ---------------- ----------------
 Revenue:
    Hotel operations:
       Rooms                                                --              --               --                --               --
       Food and beverage                                    --              --               --                --               --
       Other hotel operations                               --              --               --                --               --
    Office rental, parking and other revenue                --              --               --                 5               --
 Participating lease revenue                               440           2,077               --             1,402               --
                                               --------------- ---------------  ---------------   ---------------  ---------------
Total revenue                                              440           2,077               --             1,407               --
                                               --------------- ---------------  ---------------   ---------------  ---------------
Hotel operating expenses:
       Rooms                                                --              --               --                --               --
       Food and beverage                                    --              --               --                --               --
       Other hotel operating expenses                       --              --               --                --               --
    Office rental, parking and other expenses               --              --               --                --               --
Other operating expenses:
       General and administrative, hotel                    --              --               --                --               --
       General and administrative, corporate                --              --               --                --               --
       Property operating costs                             --              --               --                --               --
       Depreciation and amortization                       114             616               --               387               --
       Property taxes, insurance and other                  52             165               --               112               --
       Loss on asset impairments                            --              --               --                --               --
                                               --------------- ---------------  ---------------   ---------------  ---------------
 Operating expenses                                        166             781               --               499               --
                                               --------------- ---------------  ---------------   ---------------  ---------------
 Operating income (loss)                                   274           1,296               --               908               --
 Minority interest                                          --              --               --                --               --
 Interest expense, net                                      --              --               --                --               --
 Equity in loss from consolidated entities                  --              --               --                --               --
                                               --------------- ---------------  ---------------   ---------------  ---------------
 (Loss) income before income taxes and
    discontinued operations                                274           1,296               --               908               --

 Income tax (expense) benefit                               --              --               --                --               --
                                               --------------- ---------------  ---------------   ---------------  ---------------
 (Loss) income from continuing operations                  274           1,296               --               908               --

 Discontinued operations:
     (Loss) income from discontinued
      operations before income tax                          --              --             (572)               --          (16,006)
      Income tax (expense) benefit                          --              --               --                --               --
                                               --------------- ---------------  ---------------   ---------------  ---------------
   (Loss) income on discontinued operations                 --              --             (572)               --          (16,006)
                                               --------------- ---------------  ---------------   ---------------  ---------------
 Net (loss) income                                         274           1,296             (572)              908          (16,006)
                                               =============== ===============  ===============   ===============  ===============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                 MERISTAR SUB    MERISTAR SUB 3B,  MERISTAR SUB   MERISTAR SUB 5P, MERISTAR SUB 5J,
                                                    4G, L.P.           LLC            5G, L.P.         LLC               LLC
                                                ---------------  ---------------- --------------- ---------------- ----------------
 Revenue:
    Hotel operations:
       Rooms                                                 --               --               --              --              --
       Food and beverage                                     --               --               --              --              --
       Other hotel operations                                --               --               --              --              --
    Office rental, parking and other revenue                 --               --               25              --              --
 Participating lease revenue                              1,026               --            5,323             686           5,369
                                                ---------------  ---------------  --------------- --------------- ---------------
Total revenue                                             1,026               --            5,348             686           5,369
                                                ---------------  ---------------  --------------- --------------- ---------------
Hotel operating expenses:
       Rooms                                                 --               --               --              --              --
       Food and beverage                                     --               --               --              --              --
       Other hotel operating expenses                        --               --               --              --              --
    Office rental, parking and other expenses                --               --               --              --              --
Other operating expenses:
       General and administrative, hotel                     --               --               --              --              --
       General and administrative, corporate                 --               --               --              --              --
       Property operating costs                              --               --               --              --              --
       Depreciation and amortization                        448               --            3,145               2           1,741
       Property taxes, insurance and other                  319               --              955               4             739
       Loss on asset impairments                          8,000               --               --              --              --
                                                ---------------  ---------------  --------------- --------------- ---------------
 Operating expenses                                       8,767               --            4,100               6           2,480
                                                ---------------  ---------------  --------------- --------------- ---------------
 Operating income (loss)                                 (7,741)              --            1,248             680           2,889
 Minority interest                                           --               --               --              --              --
 Interest expense, net                                       --               --               --              --              (3)
 Equity in loss from consolidated entities                   --               --               --              --              --
                                                ---------------  ---------------  --------------- --------------- ---------------
 (Loss) income before income taxes and
    discontinued operations                              (7,741)              --            1,248             680           2,886

 Income tax (expense) benefit                                --               --               --              --              --
                                                ---------------  ---------------  --------------- --------------- ---------------
 (Loss) income from continuing operations                (7,741)              --            1,248             680           2,886

 Discontinued operations:
     (Loss) income from discontinued
      operations before income tax                           --             (883)              --              --              --
      Income tax (expense) benefit                           --               --               --              --              --
                                                ---------------  ---------------  --------------- --------------- ---------------
   (Loss) income on discontinued operations                  --             (883)              --              --              --
                                                ---------------  ---------------  --------------- --------------- ---------------
 Net (loss) income                                       (7,741)            (883)           1,248             680           2,886
                                                ===============  ===============  =============== =============== ===============

                                                  MERISTAR SUB   MERISTAR SUB 5A, MERISTAR SUB 8D, MERISTAR SUB 4J, MERISTAR HOTEL
                                                     5Q, LLC          LLC               LLC             LLC           LESSEE, INC.
                                                 --------------- ---------------- ---------------- ---------------- ---------------
 Revenue:
    Hotel operations:
       Rooms                                                  --              --               --              --         266,706
       Food and beverage                                      --              --               --              --         107,520
       Other hotel operations                                 --              --               --              --          35,754
    Office rental, parking and other revenue                  --              56               --               3              --
 Participating lease revenue                               1,198           2,881               --           1,630              --
                                                 --------------- ---------------  --------------- --------------- ---------------
Total revenue                                              1,198           2,937               --           1,633         409,980
                                                 --------------- ---------------  --------------- --------------- ---------------
Hotel operating expenses:
       Rooms                                                  --              --               --              --          63,163
       Food and beverage                                      --              --               --              --          75,646
       Other hotel operating expenses                         --              --               --              --          20,392
    Office rental, parking and other expenses                 --              --               --             162              --
Other operating expenses:
       General and administrative, hotel                      --              --               --              48          62,917
       General and administrative, corporate                  --              --               --              --              --
       Property operating costs                               --              --               --              --          59,609
       Depreciation and amortization                         280             771               --             643             532
       Property taxes, insurance and other                   109             355               --             160         126,753
       Loss on asset impairments                              --              --               --              --              --
                                                 --------------- ---------------  --------------- --------------- ---------------
 Operating expenses                                          389           1,126               --           1,013         409,013
                                                 --------------- ---------------  --------------- --------------- ---------------
 Operating income (loss)                                     809           1,811               --             620             967
 Minority interest                                            --              --               --              --              --
 Interest expense, net                                        --          (1,417)              --              --            (982)
 Equity in loss from consolidated entities                    --              --               --              --              --
                                                 --------------- ---------------  --------------- --------------- ---------------
 (Loss) income before income taxes and
    discontinued operations                                  809             394               --             620             (15)

 Income tax (expense) benefit                                 --              --               --              --              --
                                                 --------------- ---------------  --------------- --------------- ---------------
 (Loss) income from continuing operations                    809             394               --             620             (15)

 Discontinued operations:
     (Loss) income from discontinued
      operations before income tax                            --              --              338              --          (7,405)
      Income tax (expense) benefit                            --              --               --              --              --
                                                 --------------- ---------------  --------------- --------------- ---------------
   (Loss) income on discontinued operations                   --              --              338              --          (7,405)
                                                 --------------- ---------------  --------------- --------------- ---------------
 Net (loss) income                                           809             394              338             620          (7,420)
                                                 =============== ===============  =============== =============== ===============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                       GUARANTOR                                  TOTAL
                                                   SUBSIDIARIES TOTAL      ELIMINATIONS        CONSOLIDATED
                                                   ------------------   -----------------   -----------------
 Revenue:
    Hotel operations:
       Rooms                                                  266,706                  --             266,706
       Food and beverage                                      107,520                  --             107,520
       Other hotel operations                                  35,754                  --              35,754
    Office rental, parking and other revenue                      125                  --               6,716
 Participating lease revenue                                   58,483            (113,174)                 --
                                                    -----------------   -----------------   -----------------
Total revenue                                                 468,588            (113,174)            416,696
                                                    -----------------   -----------------   -----------------
Hotel operating expenses:
       Rooms                                                   63,163                  --              63,163
       Food and beverage                                       75,646                  --              75,646
       Other hotel operating expenses                          20,392                  --              20,392
    Office rental, parking and other expenses                     399                  --               1,213
Other operating expenses:
       General and administrative, hotel                       63,167                  --              62,906
       General and administrative, corporate                        1                  --               6,105
       Property operating costs                                59,609                  --              59,609
       Depreciation and amortization                           21,510                  --              48,613
       Property taxes, insurance and other                    136,236            (113,174)             34,547
       Loss on asset impairments                               31,479                  --              65,123
                                                    -----------------   -----------------   -----------------
 Operating expenses                                           471,602            (113,174)            437,317
                                                    -----------------   -----------------   -----------------
 Operating income (loss)                                       (3,014)                 --             (20,621)
 Minority interest                                                 --                  --                  (6)
 Interest expense, net                                         (3,056)                 --             (69,301)
 Equity in loss from consolidated entities                         --             230,202                  --
                                                    -----------------   -----------------   -----------------
 (Loss) income before income taxes and
    discontinued operations                                    (6,070)            230,202             (89,928)

 Income tax (expense) benefit                                      --                  --                 119
                                                    -----------------   -----------------   -----------------
 (Loss) income from continuing operations                      (6,070)            230,202             (89,809)
 Discontinued operations:                                          --
     (Loss) income from discontinued
      operations before income tax                           (118,328)                 --            (200,054)
      Income tax (expense) benefit                                 --                  --                   6
                                                    -----------------   -----------------   -----------------
   (Loss) income on discontinued operations                  (118,328)                 --            (200,048)
                                                    -----------------   -----------------   -----------------
 Net (loss) income                                           (124,398)            230,202            (289,857)
                                                    =================   =================   =================

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING CASH FLOW
 SIX MONTHS ENDED JUNE 30, 2004
 UNAUDITED
 (DOLLARS IN THOUSANDS)


                                                                  MERISTAR
                                                               HOSPITALITY OP,     NON-GUARANTOR      MERISTAR SUB
                                                                    L.P.           SUBSIDIARIES          7C, LLC
                                                               ---------------    ---------------    ---------------
Operating activities:

    Net (loss) income                                                  (52,938)            19,071                 --
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                      6,237             25,793                 --
      Equity in earnings                                                (6,014)                --                 --
      Loss on asset impairments                                             --              3,763                 --
      Loss on sale of assets, before tax effect                            226               (833)                --
      Loss on early extinguishments of debt                              7,903                 --                 --
      Minority interests                                                   (24)                --                 --
      Amortization of unearned stock-based compensation                  1,090                 --                 --
      Deferred income taxes                                               (652)                --                 --
      Changes in operating assets and liabilities:                          --                 --                 --
        Accounts receivable                                             (8,146)               149                 --
        Prepaid expenses and other assets                               (1,221)             2,738                 --
        Due from/to Interstate Hotels & Resorts                          6,808                 --                 --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                        (12,214)               707                 --
        Due from subsidiaries                                           46,887            (26,984)                --
                                                               ---------------    ---------------    ---------------
        Net cash provided by (used in) operating activities            (12,058)            24,404                 --
                                                               ---------------    ---------------    ---------------

Investing activities:

    Acquisition of hotels, net of cash acquired                             --            (92,140)                --
    Capital expenditures for property and equipment                     (1,215)           (23,254)                --
    Proceeds from sales of assets                                           --             42,075                 --
    Change in restricted cash                                          (27,774)               309                 --
    Costs associated with disposition program and other, net                84             (1,654)                --
                                                               ---------------    ---------------    ---------------
        Net cash (used in) provided by investing activities            (28,905)           (74,664)                --
                                                               ---------------    ---------------    ---------------

Financing activities:

    Prepayments on long-term debt                                      (85,319)              (807)                --
    Proceeds from debt issuance, net of issuance costs                    (347)            54,758                 --
    Scheduled payments on long-term debt                                    --             (3,691)                --
    Loans to/from subsidiaries                                         (29,460)                --                 --
    Distributions to partners                                             (141)                --                 --
    Proceed from OP units issuance                                      72,340                 --                 --
    Purchase of OP units                                                (8,690)                --                 --
    Other                                                                 (325)                --                 --
                                                               ---------------    ---------------    ---------------
        Net cash provided by (used in) financing activities            (51,942)            50,260                 --
                                                               ---------------    ---------------    ---------------

Effect of exchange rate changes on cash                                   (227)                --                 --
                                                               ---------------    ---------------    ---------------
NET CHANGE IN CASH                                                     (93,132)                --                 --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                         218,645                 --                 --
                                                               ---------------    ---------------    ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                               125,513                 --                 --
                                                               ===============    ===============    ===============

                                                                  AGH UPREIT,      MERISTAR SUB       MERISTAR SUB
                                                                      LLC             5N, LLC            8A, LLC
                                                               ---------------   ---------------    ---------------
Operating activities:

    Net (loss) income                                                       --               398                 --
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                         --                69                 --
      Equity in earnings                                                    --                --                 --
      Loss on asset impairments                                             --                --                 --
      Loss on sale of assets, before tax effect                             --                --                 --
      Loss on early extinguishments of debt                                 --                --                 --
      Minority interests                                                    --                --                 --
      Amortization of unearned stock-based compensation                     --                --                 --
      Deferred income taxes                                                 --                --                 --
      Changes in operating assets and liabilities:                          --                --                 --
        Accounts receivable                                                 --                --                 --
        Prepaid expenses and other assets                                   --                15                 --
        Due from/to Interstate Hotels & Resorts                             --                --                 --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                             --                48                 --
        Due from subsidiaries                                               --              (483)                --
                                                               ---------------    ---------------    ---------------
        Net cash provided by (used in) operating activities                 --                47                 --
                                                               ---------------   ---------------    ---------------

Investing activities:

    Acquisition of hotels, net of cash acquired                             --                --                 --
    Capital expenditures for property and equipment                         --               (47)                --
    Proceeds from sales of assets                                           --                --                 --
    Change in restricted cash                                               --                --                 --
    Costs associated with disposition program and other, net                --                --                 --
                                                               ---------------   ---------------    ---------------
        Net cash (used in) provided by investing activities                 --               (47)                --
                                                               ---------------   ---------------    ---------------

Financing activities:

    Prepayments on long-term debt                                           --                --                 --
    Proceeds from debt issuance, net of issuance costs                      --                --                 --
    Scheduled payments on long-term debt                                    --                --                 --
    Loans to/from subsidiaries                                              --                --                 --
    Distributions to partners                                               --                --                 --
    Proceed from OP units issuance                                          --                --                 --
    Purchase of OP units                                                    --                --                 --
    Other                                                                   --                --                 --
                                                               ---------------   ---------------    ---------------
        Net cash provided by (used in) financing activities                 --                --                 --
                                                               ---------------   ---------------    ---------------

Effect of exchange rate changes on cash                                     --                --                 --
                                                               ---------------   ---------------    ---------------
NET CHANGE IN CASH                                                          --                --                 --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                              --                --                 --
                                                               ---------------   ---------------    ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                    --                --                 --
                                                               ===============   ===============    ===============
                                                                 MERISTAR SUB       MERISTAR SUB     MERISTAR SUB
                                                                   8F, L.P.           8G, LLC           6H, L.P.
                                                               ---------------    ---------------   ---------------
Operating activities:

    Net (loss) income                                                      568                 --               312
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                        329                 --               313
      Equity in earnings                                                    --                 --                --
      Loss on asset impairments                                             --                 --                --
      Loss on sale of assets, before tax effect                             --                 --                --
      Loss on early extinguishments of debt                                 --                 --                --
      Minority interests                                                    --                 --                --
      Amortization of unearned stock-based compensation                     --                 --                --
      Deferred income taxes                                                 --                 --                --
      Changes in operating assets and liabilities:                          --                 --                --
        Accounts receivable                                                 --                 --                --
        Prepaid expenses and other assets                                   22                 --                 6
        Due from/to Interstate Hotels & Resorts                             --                 --                --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                            (29)                --              (118)
        Due from subsidiaries                                             (857)                --              (512)
                                                               ---------------    ---------------    ---------------
        Net cash provided by (used in) operating activities                 33                 --                 1
                                                               ---------------    ---------------   ---------------

Investing activities:

    Acquisition of hotels, net of cash acquired                             --                 --                --
    Capital expenditures for property and equipment                        (33)                --                (1)
    Proceeds from sales of assets                                           --                 --                --
    Change in restricted cash                                               --                 --                --
    Costs associated with disposition program and other, net                --                 --                --
                                                               ---------------    ---------------   ---------------
        Net cash (used in) provided by investing activities                (33)                --                (1)
                                                               ---------------    ---------------   ---------------

Financing activities:

    Prepayments on long-term debt                                           --                 --                --
    Proceeds from debt issuance, net of issuance costs                      --                 --                --
    Scheduled payments on long-term debt                                    --                 --                --
    Loans to/from subsidiaries                                              --                 --                --
    Distributions to partners                                               --                 --                --
    Proceed from OP units issuance                                          --                 --                --
    Purchase of OP units                                                    --                 --                --
    Other                                                                   --                 --                --
                                                               ---------------    ---------------   ---------------
        Net cash provided by (used in) financing activities                 --                 --                --
                                                               ---------------    ---------------   ---------------

Effect of exchange rate changes on cash                                     --                 --                --
                                                               ---------------    ---------------   ---------------
NET CHANGE IN CASH                                                          --                 --                --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                              --                 --                --
                                                               ---------------    ---------------   ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                    --                 --                --
                                                               ===============    ===============   ===============
                                                                MERISTAR SUB       MERISTAR SUB       MERISTAR SUB
                                                                   8B, LLC            1C, L.P.           8E, LLC
                                                               ---------------    ---------------    ---------------
Operating activities:

    Net (loss) income                                                    1,974               (350)               376
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                      1,197                697                298
      Equity in earnings                                                    --                 --                 --
      Loss on asset impairments                                             --                 --                 --
      Loss on sale of assets, before tax effect                             --                 --                 --
      Loss on early extinguishments of debt                                 --                 --                 --
      Minority interests                                                    --                 --                 --
      Amortization of unearned stock-based compensation                     --                 --                 --
      Deferred income taxes                                                 --                 --                 --
      Changes in operating assets and liabilities:                          --                 --                 --
        Accounts receivable                                                 --                 --                 --
        Prepaid expenses and other assets                                   34                 59                  9
        Due from/to Interstate Hotels & Resorts                             --                 --                 --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                           (107)               (16)                 9
        Due from subsidiaries                                            1,684               (134)              (576)
                                                               ---------------    ---------------    ---------------
        Net cash provided by (used in) operating activities              4,782                256                116
                                                               ---------------    ---------------    ---------------

Investing activities:

    Acquisition of hotels, net of cash acquired                             --                 --                 --
    Capital expenditures for property and equipment                     (4,782)              (256)              (116)
    Proceeds from sales of assets                                           --                 --                 --
    Change in restricted cash                                               --                 --                 --
    Costs associated with disposition program and other, net                --                 --                 --
                                                               ---------------    ---------------    ---------------
        Net cash (used in) provided by investing activities             (4,782)              (256)              (116)
                                                               ---------------    ---------------    ---------------

Financing activities:

    Prepayments on long-term debt                                           --                 --                 --
    Proceeds from debt issuance, net of issuance costs                      --                 --                 --
    Scheduled payments on long-term debt                                    --                 --                 --
    Loans to/from subsidiaries                                              --                 --                 --
    Distributions to partners                                               --                 --                 --
    Proceed from OP units issuance                                          --                 --                 --
    Purchase of OP units                                                    --                 --                 --
    Other                                                                   --                 --                 --
                                                               ---------------    ---------------    ---------------
        Net cash provided by (used in) financing activities                 --                 --                 --
                                                               ---------------    ---------------    ---------------

Effect of exchange rate changes on cash                                     --                 --                 --
                                                               ---------------    ---------------    ---------------
NET CHANGE IN CASH                                                          --                 --                 --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                              --                 --                 --
                                                               ---------------    ---------------    ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                    --                 --                 --
                                                               ===============    ===============    ===============

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING CASH FLOW
 SIX MONTHS ENDED JUNE 30, 2004
 UNAUDITED
 (DOLLARS IN THOUSANDS)

                                                                MERISTAR SUB        MERISTAR SUB      MERISTAR SUB
                                                                   7F, LLC            5L, LLC            3C, LLC
                                                               ---------------    ---------------    ---------------
Operating activities:

    Net (loss) income                                                      319                477                458
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                        170                 77                356
      Equity in earnings                                                    --                 --                 --
      Loss on asset impairments                                             --                 --                 --
      Loss on sale of assets, before tax effect                             --                 --                 --
      Loss on early extinguishments of debt                                 --                 --                 --
      Minority interests                                                    --                 --                 --
      Amortization of unearned stock-based compensation                     --                 --                 --
      Deferred income taxes                                                 --                 --                 --
      Changes in operating assets and liabilities:                          --                 --                 --
        Accounts receivable                                                 --                 --                 --
        Prepaid expenses and other assets                                    6                 29                  9
        Due from/to Interstate Hotels & Resorts                             --                 --                 --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                            (51)                63                 72
        Due from subsidiaries                                             (400)              (435)              (884)
                                                               ---------------    ---------------    ---------------
        Net cash provided by (used in) operating activities                 44                211                 11
                                                               ---------------    ---------------    ---------------

Investing activities:

    Acquisition of hotels, net of cash acquired                             --                 --                 --
    Capital expenditures for property and equipment                        (44)              (211)               (11)
    Proceeds from sales of assets                                           --                 --                 --
    Change in restricted cash                                               --                 --                 --
    Costs associated with disposition program and other, net                --                 --                 --
                                                               ---------------    ---------------    ---------------
        Net cash (used in) provided by investing activities                (44)              (211)               (11)
                                                               ---------------    ---------------    ---------------

Financing activities:

    Prepayments on long-term debt                                           --                 --                 --
    Proceeds from debt issuance, net of issuance costs                      --                 --                 --
    Scheduled payments on long-term debt                                    --                 --                 --
    Loans to/from subsidiaries                                              --                 --                 --
    Distributions to partners                                               --                 --                 --
    Proceed from OP units issuance                                          --                 --                 --
    Purchase of OP units                                                    --                 --                 --
    Other                                                                   --                 --                 --
                                                               ---------------    ---------------    ---------------
        Net cash provided by (used in) financing activities                 --                 --                 --
                                                               ---------------    ---------------    ---------------

Effect of exchange rate changes on cash                                     --                 --                 --
                                                               ---------------    ---------------    ---------------
NET CHANGE IN CASH                                                          --                 --                 --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                              --                 --                 --
                                                               ---------------    ---------------    ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                    --                 --                 --
                                                               ===============    ===============    ===============
                                                                 MERISTAR SUB     MERISTAR SUB        MERISTAR SUB
                                                                   5R, LLC          6D, LLC            6E, LLC
                                                               ---------------   ---------------    ---------------
Operating activities:

    Net (loss) income                                                       --               679              1,894
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                         --               273                825
      Equity in earnings                                                    --                --                 --
      Loss on asset impairments                                             --                --                 --
      Loss on sale of assets, before tax effect                             --                --                 --
      Loss on early extinguishments of debt                                 --                --                 --
      Minority interests                                                    --                --                 --
      Amortization of unearned stock-based compensation                     --                --                 --
      Deferred income taxes                                                 --                --                 --
      Changes in operating assets and liabilities:                          --                --                 --
        Accounts receivable                                                 --                 5                 --
        Prepaid expenses and other assets                                   --                 7                 31
        Due from/to Interstate Hotels & Resorts                             --                --                 --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                             --                98                268
        Due from subsidiaries                                               --              (590)              (598)
                                                               ---------------    ---------------    ---------------
        Net cash provided by (used in) operating activities                 --               472              2,420
                                                               ---------------   ---------------    ---------------

Investing activities:

    Acquisition of hotels, net of cash acquired                             --                --                 --
    Capital expenditures for property and equipment                         --              (472)            (2,420)
    Proceeds from sales of assets                                           --                --                 --
    Change in restricted cash                                               --                --                 --
    Costs associated with disposition program and other, net                --                --                 --
                                                               ---------------   ---------------    ---------------
        Net cash (used in) provided by investing activities                 --              (472)            (2,420)
                                                               ---------------   ---------------    ---------------

Financing activities:

    Prepayments on long-term debt                                           --                --                 --
    Proceeds from debt issuance, net of issuance costs                      --                --                 --
    Scheduled payments on long-term debt                                    --                --                 --
    Loans to/from subsidiaries                                              --                --                 --
    Distributions to partners                                               --                --                 --
    Proceed from OP units issuance                                          --                --                 --
    Purchase of OP units                                                    --                --                 --
    Other                                                                   --                --                 --
                                                               ---------------   ---------------    ---------------
        Net cash provided by (used in) financing activities                 --                --                 --
                                                               ---------------   ---------------    ---------------

Effect of exchange rate changes on cash                                     --                --                 --
                                                               ---------------   ---------------    ---------------
NET CHANGE IN CASH                                                          --                --                 --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                              --                --                 --
                                                               ---------------   ---------------    ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                    --                --                 --
                                                               ===============   ===============    ===============
                                                                MERISTAR SUB       MERISTAR SUB       MERISTAR SUB
                                                                   4E, L.P.          1B, LLC             5F, L.P.
                                                               ---------------    ---------------    ---------------
Operating activities:

    Net (loss) income                                                     (721)               815                851
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                        149                249                391
      Equity in earnings                                                    --                 --                 --
      Loss on asset impairments                                            981                 --                 --
      Loss on sale of assets, before tax effect                             --                 --                 --
      Loss on early extinguishments of debt                                 --                 --                 --
      Minority interests                                                    --                 --                 --
      Amortization of unearned stock-based compensation                     --                 --                 --
      Deferred income taxes                                                 --                 --                 --
      Changes in operating assets and liabilities:                          --                 --                 --
        Accounts receivable                                                 --                 --                 --
        Prepaid expenses and other assets                                   20                 28                 62
        Due from/to Interstate Hotels & Resorts                             --                 --                 --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                           (147)               (44)                23
        Due from subsidiaries                                             (244)              (329)               690
                                                               ---------------    ---------------    ---------------
        Net cash provided by (used in) operating activities                 38                719              2,017
                                                               ---------------    ---------------    ---------------

Investing activities:

    Acquisition of hotels, net of cash acquired                             --                 --                 --
    Capital expenditures for property and equipment                        (38)              (719)            (2,017)
    Proceeds from sales of assets                                           --                 --                 --
    Change in restricted cash                                               --                 --                 --
    Costs associated with disposition program and other, net                --                 --                 --
                                                               ---------------    ---------------    ---------------
        Net cash (used in) provided by investing activities                (38)              (719)            (2,017)
                                                               ---------------    ---------------    ---------------

Financing activities:

    Prepayments on long-term debt                                           --                 --                 --
    Proceeds from debt issuance, net of issuance costs                      --                 --                 --
    Scheduled payments on long-term debt                                    --                 --                 --
    Loans to/from subsidiaries                                              --                 --                 --
    Distributions to partners                                               --                 --                 --
    Proceed from OP units issuance                                          --                 --                 --
    Purchase of OP units                                                    --                 --                 --
    Other                                                                   --                 --                 --
                                                               ---------------    ---------------    ---------------
        Net cash provided by (used in) financing activities                 --                 --                 --
                                                               ---------------    ---------------    ---------------

Effect of exchange rate changes on cash                                     --                 --                 --
                                                               ---------------    ---------------    ---------------
NET CHANGE IN CASH                                                          --                 --                 --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                              --                 --                 --
                                                               ---------------    ---------------    ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                    --                 --                 --
                                                               ===============    ===============    ===============
                                                                 MERISTAR SUB       MERISTAR SUB      MERISTAR SUB
                                                                     6G, LLC           8C, LLC          4C, L.P.
                                                               ---------------    ---------------   ---------------
Operating activities:

    Net (loss) income                                                    1,354                (61)               --
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                        362                 --                --
      Equity in earnings                                                    --                 --                --
      Loss on asset impairments                                             --                 --                --
      Loss on sale of assets, before tax effect                             --                110                --
      Loss on early extinguishments of debt                                 --                 --                --
      Minority interests                                                    --                 --                --
      Amortization of unearned stock-based compensation                     --                 --                --
      Deferred income taxes                                                 --                 --                --
      Changes in operating assets and liabilities:                          --                 --                --
        Accounts receivable                                                 --                 --                --
        Prepaid expenses and other assets                                   12                117                --
        Due from/to Interstate Hotels & Resorts                             --                 --                --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                            142                839                --
        Due from subsidiaries                                           (1,565)            (6,603)               --
                                                               ---------------    ---------------    ---------------
        Net cash provided by (used in) operating activities                305             (5,598)               --
                                                               ---------------    ---------------   ---------------

Investing activities:

    Acquisition of hotels, net of cash acquired                             --                 --                --
    Capital expenditures for property and equipment                       (305)               711                --
    Proceeds from sales of assets                                           --              5,000                --
    Change in restricted cash                                               --                 --                --
    Costs associated with disposition program and other, net                --               (113)               --
                                                               ---------------    ---------------   ---------------
        Net cash (used in) provided by investing activities               (305)             5,598                --
                                                               ---------------    ---------------   ---------------

Financing activities:

    Prepayments on long-term debt                                           --                 --                --
    Proceeds from debt issuance, net of issuance costs                      --                 --                --
    Scheduled payments on long-term debt                                    --                 --                --
    Loans to/from subsidiaries                                              --                 --                --
    Distributions to partners                                               --                 --                --
    Proceed from OP units issuance                                          --                 --                --
    Purchase of OP units                                                    --                 --                --
    Other                                                                   --                 --                --
                                                               ---------------    ---------------   ---------------
        Net cash provided by (used in) financing activities                 --                 --                --
                                                               ---------------    ---------------   ---------------

Effect of exchange rate changes on cash                                     --                 --                --
                                                               ---------------    ---------------   ---------------
NET CHANGE IN CASH                                                          --                 --                --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                              --                 --                --
                                                               ---------------    ---------------   ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                    --                 --                --
                                                               ===============    ===============   ===============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                     MERISTAR SUB        MERISTAR SUB         MERISTAR SUB
                                                                       4H, L.P.             7E, LLC              3D, LLC
                                                                   ---------------      ---------------      ---------------
Operating activities:
    Net (loss) income                                                         (403)                 277                  246
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                             43                  313                  382
      Equity in earnings                                                        --                   --                   --
      Loss on asset impairments                                                 --                   --                   --
      Loss on sale of assets, before tax effect                                365                   --                   --
      Loss on early extinguishments of debt                                     --                   --                   --
      Minority interests                                                        --                   --                   --
      Amortization of unearned stock-based compensation                         --                   --                   --
      Deferred income taxes                                                     --                   --                   --
      Changes in operating assets and liabilities:                              --                   --                   --
        Accounts receivable                                                     --                   --                   --
        Prepaid expenses and other assets                                       (8)                   7                   15
        Due from/to Interstate Hotels & Resorts                                 --                   --                   --
        Accounts payable, accrued expenses, accrued interest
         and other liabilities                                                (236)                  34                   54
        Due from subsidiaries                                               (4,133)                 938                 (553)
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) operating activities                 (4,372)               1,569                  144
                                                                   ---------------      ---------------      ---------------
Investing activities:

    Acquisition of hotels, net of cash acquired                                 --                   --                   --
    Capital expenditures for property and equipment                            (87)              (1,569)                (144)
    Proceeds from sales of assets                                            4,650                   --                   --
    Change in restricted cash                                                   --                   --                   --
    Costs associated with disposition program and other, net                  (191)                  --                   --
                                                                   ---------------      ---------------      ---------------
        Net cash (used in) provided by investing activities                  4,372               (1,569)                (144)
                                                                   ---------------      ---------------      ---------------
Financing activities:

    Prepayments on long-term debt                                               --                   --                   --
    Proceeds from debt issuance, net of issuance costs                          --                   --                   --
    Scheduled payments on long-term debt                                        --                   --                   --
    Loans to/from subsidiaries                                                  --                   --                   --
    Distributions to partners                                                   --                   --                   --
    Proceed from OP units issuance                                              --                   --                   --
    Purchase of OP units                                                        --                   --                   --
    Other                                                                       --                   --                   --
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) financing activities                     --                   --                   --
                                                                   ---------------      ---------------      ---------------
Effect of exchange rate changes on cash                                         --                   --                   --
                                                                   ---------------      ---------------      ---------------
NET CHANGE IN CASH                                                              --                   --                   --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                  --                   --                   --
                                                                   ---------------      ---------------      ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        --                   --                   --
                                                                   ===============      ===============      ===============



                                                                                           MERISTAR SUB
                                                                    MERISTAR SUB            7A JOINT          MERISTAR SUB
                                                                       1A, LLC              VENTURE              2B, LLC
                                                                   ---------------      ---------------      ---------------
Operating activities:
    Net (loss) income                                                         (167)                (713)                  --
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                            197                  121                   --
      Equity in earnings                                                        --                   --                   --
      Loss on asset impairments                                                544                1,005                   --
      Loss on sale of assets, before tax effect                                 --                   --                   --
      Loss on early extinguishments of debt                                     --                   --                   --
      Minority interests                                                        --                   --                   --
      Amortization of unearned stock-based compensation                         --                   --                   --
      Deferred income taxes                                                     --                   --                   --
      Changes in operating assets and liabilities:                              --                   --                   --
        Accounts receivable                                                     --                   --                2,345
        Prepaid expenses and other assets                                       30                   10                   --
        Due from/to Interstate Hotels & Resorts                                 --                   --                   --
        Accounts payable, accrued expenses, accrued interest
         and other liabilities                                                  44                   27                   --
        Due from subsidiaries                                                 (637)                (428)              (2,345)
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) operating activities                     11                   22                   --
                                                                   ---------------      ---------------      ---------------
Investing activities:

    Acquisition of hotels, net of cash acquired                                 --                   --                   --
    Capital expenditures for property and equipment                            (11)                 (22)                  --
    Proceeds from sales of assets                                               --                   --                   --
    Change in restricted cash                                                   --                   --                   --
    Costs associated with disposition program and other, net                    --                   --                   --
                                                                   ---------------      ---------------      ---------------
        Net cash (used in) provided by investing activities                    (11)                 (22)                  --
                                                                   ---------------      ---------------      ---------------
Financing activities:

    Prepayments on long-term debt                                               --                   --                   --
    Proceeds from debt issuance, net of issuance costs                          --                   --                   --
    Scheduled payments on long-term debt                                        --                   --                   --
    Loans to/from subsidiaries                                                  --                   --                   --
    Distributions to partners                                                   --                   --                   --
    Proceed from OP units issuance                                              --                   --                   --
    Purchase of OP units                                                        --                   --                   --
    Other                                                                       --                   --                   --
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) financing activities                     --                   --                   --
                                                                   ---------------      ---------------      ---------------
Effect of exchange rate changes on cash                                         --                   --                   --
                                                                   ---------------      ---------------      ---------------
NET CHANGE IN CASH                                                              --                   --                   --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                  --                   --                   --
                                                                   ---------------      ---------------      ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        --                   --                   --
                                                                   ===============      ===============      ===============



                                                                                                               MERISTAR
                                                                     MERISTAR SUB          MERISTAR             SUB 4D,
                                                                       3A, LLC            SUB 4A, LLC             LLC
                                                                   ---------------      ---------------      ---------------
Operating activities:
    Net (loss) income                                                           89                   97                   --
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                             51                   --                   --
      Equity in earnings                                                        --                   --                   --
      Loss on asset impairments                                                 --                   --                   --
      Loss on sale of assets, before tax effect                                (20)                  45                   --
      Loss on early extinguishments of debt                                     --                   --                   --
      Minority interests                                                        --                   --                   --
      Amortization of unearned stock-based compensation                         --                   --                   --
      Deferred income taxes                                                     --                   --                   --
      Changes in operating assets and liabilities:                              --                   --                   --
        Accounts receivable                                                     --                   --                   --
        Prepaid expenses and other assets                                        1                   (9)                   3
        Due from/to Interstate Hotels & Resorts                                 --                   --                   --
        Accounts payable, accrued expenses, accrued interest
         and other liabilities                                                (104)                (400)                  --
        Due from subsidiaries                                               (2,993)              (2,860)                  (3)
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) operating activities                 (2,976)              (3,127)                  --
                                                                   ---------------      ---------------      ---------------
Investing activities:

    Acquisition of hotels, net of cash acquired                                 --                   --                   --
    Capital expenditures for property and equipment                            (83)                (194)                  --
    Proceeds from sales of assets                                            3,300                3,575                   --
    Change in restricted cash                                                   --                   --                   --
    Costs associated with disposition program and other, net                  (241)                (254)                  --
                                                                   ---------------      ---------------      ---------------
        Net cash (used in) provided by investing activities                  2,976                3,127                   --
                                                                   ---------------      ---------------      ---------------
Financing activities:

    Prepayments on long-term debt                                               --                   --                   --
    Proceeds from debt issuance, net of issuance costs                          --                   --                   --
    Scheduled payments on long-term debt                                        --                   --                   --
    Loans to/from subsidiaries                                                  --                   --                   --
    Distributions to partners                                                   --                   --                   --
    Proceed from OP units issuance                                              --                   --                   --
    Purchase of OP units                                                        --                   --                   --
    Other                                                                       --                   --                   --
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) financing activities                     --                   --                   --
                                                                   ---------------      ---------------      ---------------
Effect of exchange rate changes on cash                                         --                   --                   --
                                                                   ---------------      ---------------      ---------------
NET CHANGE IN CASH                                                              --                   --                   --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                  --                   --                   --
                                                                   ---------------      ---------------      ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        --                   --                   --
                                                                   ===============      ===============      ===============




                                                                     MERISTAR SUB        MERISTAR SUB          MDV LIMITED
                                                                       2A, LLC              6L, LLC            PARTNERSHIP
                                                                   ---------------      ---------------      ---------------
Operating activities:
    Net (loss) income                                                           --                1,852                  130
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                             --                   --                   70
      Equity in earnings                                                        --                   --                   --
      Loss on asset impairments                                                 --                   --                   --
      Loss on sale of assets, before tax effect                                 --               (1,827)                  --
      Loss on early extinguishments of debt                                     --                   --                   --
      Minority interests                                                        --                   --                   --
      Amortization of unearned stock-based compensation                         --                   --                   --
      Deferred income taxes                                                     --                   --                   --
      Changes in operating assets and liabilities:                              --                   --                   --
        Accounts receivable                                                  2,002                 (178)                  --
        Prepaid expenses and other assets                                       --                   14                    9
        Due from/to Interstate Hotels & Resorts                                 --                   --                   --
        Accounts payable, accrued expenses, accrued interest
         and other liabilities                                                  --                 (109)                   6
        Due from subsidiaries                                               (2,002)             (13,739)                (165)
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) operating activities                     --              (13,987)                  50
                                                                   ---------------      ---------------      ---------------
Investing activities:

    Acquisition of hotels, net of cash acquired                                 --                   --                   --
    Capital expenditures for property and equipment                             --                 (319)                 (50)
    Proceeds from sales of assets                                               --               14,775                   --
    Change in restricted cash                                                   --                   --                   --
    Costs associated with disposition program and other, net                    --                 (469)                  --
                                                                   ---------------      ---------------      ---------------
        Net cash (used in) provided by investing activities                     --               13,987                  (50)
                                                                   ---------------      ---------------      ---------------
Financing activities:

    Prepayments on long-term debt                                               --                   --                   --
    Proceeds from debt issuance, net of issuance costs                          --                   --                   --
    Scheduled payments on long-term debt                                        --                   --                   --
    Loans to/from subsidiaries                                                  --                   --                   --
    Distributions to partners                                                   --                   --                   --
    Proceed from OP units issuance                                              --                   --                   --
    Purchase of OP units                                                        --                   --                   --
    Other                                                                       --                   --                   --
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) financing activities                     --                   --                   --
                                                                   ---------------      ---------------      ---------------
Effect of exchange rate changes on cash                                         --                   --                   --
                                                                   ---------------      ---------------      ---------------
NET CHANGE IN CASH                                                              --                   --                   --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                  --                   --                   --
                                                                   ---------------      ---------------      ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        --                   --                   --
                                                                   ===============      ===============      ===============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                     MERISTAR SUB        MERISTAR SUB         MERISTAR SUB
                                                                       5C, LLC              6J, LLC             1D, L.P.
                                                                   ---------------      ---------------      ---------------
Operating activities:
    Net (loss) income                                                           --                  823                  647
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                             --                  281                1,136
      Equity in earnings                                                        --                   --                   --
      Loss on asset impairments                                                 --                   --                   --
      Loss on sale of assets, before tax effect                                 --                   --                   --
      Loss on early extinguishments of debt                                     --                   --                   --
      Minority interests                                                        --                   --                   --
      Amortization of unearned stock-based compensation                         --                   --                   --
      Deferred income taxes                                                     --                   --                   --
      Changes in operating assets and liabilities:                              --                   --                   --
        Accounts receivable                                                      2                   --                   --
        Prepaid expenses and other assets                                       (4)                   8                  183
        Due from/to Interstate Hotels & Resorts                                 --                   --                   --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                                 --                  288                  189
        Due from subsidiaries                                                    2               (1,208)              (1,785)
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) operating activities                     --                  192                  370
                                                                   ---------------      ---------------      ---------------
Investing activities:

    Acquisition of hotels, net of cash acquired                                 --                   --                   --
    Capital expenditures for property and equipment                             --                 (192)                (370)
    Proceeds from sales of assets                                               --                   --                   --
    Change in restricted cash                                                   --                   --                   --
    Costs associated with disposition program and other, net                    --                   --                   --
                                                                   ---------------      ---------------      ---------------
        Net cash (used in) provided by investing activities                     --                 (192)                (370)
                                                                   ---------------      ---------------      ---------------
Financing activities:

    Prepayments on long-term debt                                               --                   --                   --
    Proceeds from debt issuance, net of issuance costs                          --                   --                   --
    Scheduled payments on long-term debt                                        --                   --                   --
    Loans to/from subsidiaries                                                  --                   --                   --
    Distributions to partners                                                   --                   --                   --
    Proceed from OP units issuance                                              --                   --                   --
    Purchase of OP units                                                        --                   --                   --
    Other                                                                       --                   --                   --
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) financing activities                     --                   --                   --
                                                                   ---------------      ---------------      ---------------
Effect of exchange rate changes on cash                                         --                   --                   --
                                                                   ---------------      ---------------      ---------------
NET CHANGE IN CASH                                                              --                   --                   --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                  --                   --                   --
                                                                   ---------------      ---------------      ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        --                   --                   --
                                                                   ===============      ===============      ===============
                                                                     MERISTAR SUB         MERISTAR SUB         MERISTAR SUB
                                                                       7B, L.P.             7D, LLC              7G, LLC
                                                                   ---------------      ---------------      ---------------
Operating activities:
    Net (loss) income                                                         (787)               1,063                  103
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                             99                  862                   49
      Equity in earnings                                                        --                   --                   --
      Loss on asset impairments                                                 --                   --                   --
      Loss on sale of assets, before tax effect                              1,035                   --                  (39)
      Loss on early extinguishments of debt                                     --                   --                   --
      Minority interests                                                        --                   --                   --
      Amortization of unearned stock-based compensation                         --                   --                   --
      Deferred income taxes                                                     --                   --                   --
      Changes in operating assets and liabilities:                              --                   --                   --
        Accounts receivable                                                     --                  650                   --
        Prepaid expenses and other assets                                        1                   31                   --
        Due from/to Interstate Hotels & Resorts                                 --                   --                   --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                             (1,602)                 442                    6
        Due from subsidiaries                                               (3,147)              (2,044)              (1,659)
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) operating activities                 (4,401)               1,004               (1,540)
                                                                   ---------------      ---------------      ---------------
Investing activities:

    Acquisition of hotels, net of cash acquired                                 --                   --                   --
    Capital expenditures for property and equipment                            306               (1,004)                (399)
    Proceeds from sales of assets                                            4,500                   --                2,300
    Change in restricted cash                                                   --                   --                   --
    Costs associated with disposition program and other, net                  (405)                  --                 (361)
                                                                   ---------------      ---------------      ---------------
        Net cash (used in) provided by investing activities                  4,401               (1,004)               1,540
                                                                   ---------------      ---------------      ---------------
Financing activities:

    Prepayments on long-term debt                                               --                   --                   --
    Proceeds from debt issuance, net of issuance costs                          --                   --                   --
    Scheduled payments on long-term debt                                        --                   --                   --
    Loans to/from subsidiaries                                                  --                   --                   --
    Distributions to partners                                                   --                   --                   --
    Proceed from OP units issuance                                              --                   --                   --
    Purchase of OP units                                                        --                   --                   --
    Other                                                                       --                   --                   --
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) financing activities                     --                   --                   --
                                                                   ---------------      ---------------      ---------------
Effect of exchange rate changes on cash                                         --                   --                   --
                                                                   ---------------      ---------------      ---------------
NET CHANGE IN CASH                                                              --                   --                   --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                  --                   --                   --
                                                                   ---------------      ---------------      ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        --                   --                   --
                                                                   ===============      ===============      ===============
                                                                    MERISTAR SUB         MERISTAR SUB         MERISTAR SUB
                                                                       6B, LLC             4I, L.P.             5D, LLC
                                                                   ---------------      ---------------      ---------------
Operating activities:
    Net (loss) income                                                          257                   --                 (386)
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                            224                   --                  738
      Equity in earnings                                                        --                   --                   --
      Loss on asset impairments                                                 --                   --                   --
      Loss on sale of assets, before tax effect                                 --                   --                   --
      Loss on early extinguishments of debt                                     --                   --                   --
      Minority interests                                                        --                   --                   --
      Amortization of unearned stock-based compensation                         --                   --                   --
      Deferred income taxes                                                     --                   --                   --
      Changes in operating assets and liabilities:                              --                   --                   --
        Accounts receivable                                                     --                   --                   --
        Prepaid expenses and other assets                                        4                   --                   31
        Due from/to Interstate Hotels & Resorts                                 --                   --                   --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                                105                   61                  359
        Due from subsidiaries                                                   73                  (61)                (585)
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) operating activities                    663                   --                  157
                                                                   ---------------      ---------------      ---------------
Investing activities:

    Acquisition of hotels, net of cash acquired                                 --                   --                   --
    Capital expenditures for property and equipment                           (663)                  --                 (157)
    Proceeds from sales of assets                                               --                   --                   --
    Change in restricted cash                                                   --                   --                   --
    Costs associated with disposition program and other, net                    --                   --                   --
                                                                   ---------------      ---------------      ---------------
        Net cash (used in) provided by investing activities                   (663)                  --                 (157)
                                                                   ---------------      ---------------      ---------------
Financing activities:

    Prepayments on long-term debt                                               --                   --                   --
    Proceeds from debt issuance, net of issuance costs                          --                   --                   --
    Scheduled payments on long-term debt                                        --                   --                   --
    Loans to/from subsidiaries                                                  --                   --                   --
    Distributions to partners                                                   --                   --                   --
    Proceed from OP units issuance                                              --                   --                   --
    Purchase of OP units                                                        --                   --                   --
    Other                                                                       --                   --                   --
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) financing activities                     --                   --                   --
                                                                   ---------------      ---------------      ---------------
Effect of exchange rate changes on cash                                         --                   --                   --
                                                                   ---------------      ---------------      ---------------
NET CHANGE IN CASH                                                              --                   --                   --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                  --                   --                   --
                                                                   ---------------      ---------------      ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        --                   --                   --
                                                                   ===============      ===============      ===============
                                                                    MERISTAR SUB        MERISTAR SUB            AGH PSS I,
                                                                       5H, LLC             7H, LLC                 INC.
                                                                   ---------------      ---------------      ---------------
Operating activities:
    Net (loss) income                                                           --                   --                   --
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                             --                   --                   --
      Equity in earnings                                                        --                   --                   --
      Loss on asset impairments                                                 --                   --                   --
      Loss on sale of assets, before tax effect                                 --                   --                   --
      Loss on early extinguishments of debt                                     --                   --                   --
      Minority interests                                                        --                   --                   --
      Amortization of unearned stock-based compensation                         --                   --                   --
      Deferred income taxes                                                     --                   --                   --
      Changes in operating assets and liabilities:                              --                   --                   --
        Accounts receivable                                                     --                   43                   --
        Prepaid expenses and other assets                                        1                   --                    1
        Due from/to Interstate Hotels & Resorts                                 --                   --                   --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                                  2                   --                   --
        Due from subsidiaries                                                   (3)                 (43)                  (1)
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) operating activities                     --                   --                   --
                                                                   ---------------      ---------------      ---------------
Investing activities:

    Acquisition of hotels, net of cash acquired                                 --                   --                   --
    Capital expenditures for property and equipment                             --                   --                   --
    Proceeds from sales of assets                                               --                   --                   --
    Change in restricted cash                                                   --                   --                   --
    Costs associated with disposition program and other, net                    --                   --                   --
                                                                   ---------------      ---------------      ---------------
        Net cash (used in) provided by investing activities                     --                   --                   --
                                                                   ---------------      ---------------      ---------------
Financing activities:

    Prepayments on long-term debt                                               --                   --                   --
    Proceeds from debt issuance, net of issuance costs                          --                   --                   --
    Scheduled payments on long-term debt                                        --                   --                   --
    Loans to/from subsidiaries                                                  --                   --                   --
    Distributions to partners                                                   --                   --                   --
    Proceed from OP units issuance                                              --                   --                   --
    Purchase of OP units                                                        --                   --                   --
    Other                                                                       --                   --                   --
                                                                   ---------------      ---------------      ---------------
        Net cash provided by (used in) financing activities                     --                   --                   --
                                                                   ---------------      ---------------      ---------------
Effect of exchange rate changes on cash                                         --                   --                   --
                                                                   ---------------      ---------------      ---------------
NET CHANGE IN CASH                                                              --                   --                   --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                  --                   --                   --
                                                                   ---------------      ---------------      ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        --                   --                   --
                                                                   ===============      ===============      ===============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                  MERISTAR SUB       MERISTAR SUB       MERISTAR SUB
                                                                     2D, LLC           4F, L.P.            5K, LLC
                                                                 ---------------    ---------------    ---------------
Operating activities:

    Net (loss) income                                                         --                255                429
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                           --                552                648
      Equity in earnings                                                      --                 --                 --
      Loss on asset impairments                                               --                 --                 --
      Loss on sale of assets, before tax effect                               --                 --                 --
      Loss on early extinguishments of debt                                   --                 --                 --
      Minority interests                                                      --                 --                 --
      Amortization of unearned stock-based compensation                       --                 --                 --
      Deferred income taxes                                                   --                 --                 --
      Changes in operating assets and liabilities:                            --                 --                 --
        Accounts receivable                                                1,166                 --                 --
        Prepaid expenses and other assets                                     --                 13                 64
        Due from/to Interstate Hotels & Resorts                               --                 --                 --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                               --               (202)            (1,481)
        Due from subsidiaries                                             (1,166)               237                589
                                                                 ---------------    ---------------    ---------------
        Net cash provided by (used in) operating activities                   --                855                249
                                                                 ---------------    ---------------    ---------------

Investing activities:

    Acquisition of hotels, net of cash acquired                               --                 --                 --
    Capital expenditures for property and equipment                           --               (855)              (249)
    Proceeds from sales of assets                                             --                 --                 --
    Change in restricted cash                                                 --                 --                 --
    Costs associated with disposition program and other, net                  --                 --                 --
                                                                 ---------------    ---------------    ---------------
        Net cash (used in) provided by investing activities                   --               (855)              (249)
                                                                 ---------------    ---------------    ---------------

Financing activities:

    Prepayments on long-term debt                                             --                 --                 --
    Proceeds from debt issuance, net of issuance costs                        --                 --                 --
    Scheduled payments on long-term debt                                      --                 --                 --
    Loans to/from subsidiaries                                                --                 --                 --
    Distributions to partners                                                 --                 --                 --
    Proceed from OP units issuance                                            --                 --                 --
    Purchase of OP units                                                      --                 --                 --
    Other                                                                     --                 --                 --
                                                                 ---------------    ---------------    ---------------
        Net cash provided by (used in) financing activities                   --                 --                 --
                                                                 ---------------    ---------------    ---------------

Effect of exchange rate changes on cash                                       --                 --                 --
                                                                 ---------------    ---------------    ---------------
NET CHANGE IN CASH                                                            --                 --                 --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                --                 --                 --
                                                                 ---------------    ---------------    ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                      --                 --                 --
                                                                 ===============    ===============    ===============

                                                                  MERISTAR SUB       MERISTAR SUB       MERISTAR SUB
                                                                     5M, LLC            1E, L.P.           5O, LLC
                                                                 ---------------    ---------------    ---------------
Operating activities:

    Net (loss) income                                                        618                 --                305
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                          238                 --                114
      Equity in earnings                                                      --                 --                 --
      Loss on asset impairments                                               --                 --                 --
      Loss on sale of assets, before tax effect                               --                 --                 --
      Loss on early extinguishments of debt                                   --                 --                 --
      Minority interests                                                      --                 --                 --
      Amortization of unearned stock-based compensation                       --                 --                 --
      Deferred income taxes                                                   --                 --                 --
      Changes in operating assets and liabilities:                            --                 --                 --
        Accounts receivable                                                   --                198                 --
        Prepaid expenses and other assets                                     37                 (1)                13
        Due from/to Interstate Hotels & Resorts                               --                 --                 --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                               98                (14)                46
        Due from subsidiaries                                               (944)              (183)              (449)
                                                                 ---------------    ---------------    ---------------
        Net cash provided by (used in) operating activities                   47                 --                 29
                                                                 ---------------    ---------------    ---------------

Investing activities:

    Acquisition of hotels, net of cash acquired                               --                 --                 --
    Capital expenditures for property and equipment                          (47)                --                (29)
    Proceeds from sales of assets                                             --                 --                 --
    Change in restricted cash                                                 --                 --                 --
    Costs associated with disposition program and other, net                  --                 --                 --
                                                                 ---------------    ---------------    ---------------
        Net cash (used in) provided by investing activities                  (47)                --                (29)
                                                                 ---------------    ---------------    ---------------

Financing activities:

    Prepayments on long-term debt                                             --                 --                 --
    Proceeds from debt issuance, net of issuance costs                        --                 --                 --
    Scheduled payments on long-term debt                                      --                 --                 --
    Loans to/from subsidiaries                                                --                 --                 --
    Distributions to partners                                                 --                 --                 --
    Proceed from OP units issuance                                            --                 --                 --
    Purchase of OP units                                                      --                 --                 --
    Other                                                                     --                 --                 --
                                                                 ---------------    ---------------    ---------------
        Net cash provided by (used in) financing activities                   --                 --                 --
                                                                 ---------------    ---------------    ---------------

Effect of exchange rate changes on cash                                       --                 --                 --
                                                                 ---------------    ---------------    ---------------
NET CHANGE IN CASH                                                            --                 --                 --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                --                 --                 --
                                                                 ---------------    ---------------    ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                      --                 --                 --
                                                                 ===============    ===============    ===============

                                                                  MERISTAR SUB       MERISTAR SUB       MERISTAR SUB
                                                                     4B, L.P.           2C, LLC            4G, L.P.
                                                                 ---------------    ---------------    ---------------
Operating activities:

    Net (loss) income                                                       (217)            (1,645)               341
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                           --                 --                223
      Equity in earnings                                                      --                 --                 --
      Loss on asset impairments                                               --                903                245
      Loss on sale of assets, before tax effect                              215              1,612                 --
      Loss on early extinguishments of debt                                   --                 --                 --
      Minority interests                                                      --                 --                 --
      Amortization of unearned stock-based compensation                       --                 --                 --
      Deferred income taxes                                                   --                 --                 --
      Changes in operating assets and liabilities:                            --                 --                 --
        Accounts receivable                                                   --                 (7)                --
        Prepaid expenses and other assets                                     (4)              (234)                81
        Due from/to Interstate Hotels & Resorts                               --                 --                 --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                             (464)              (217)              (317)
        Due from subsidiaries                                             (6,348)            11,658               (569)
                                                                 ---------------    ---------------    ---------------
        Net cash provided by (used in) operating activities               (6,818)            12,070                  4
                                                                 ---------------    ---------------    ---------------

Investing activities:

    Acquisition of hotels, net of cash acquired                               --                 --                 --
    Capital expenditures for property and equipment                         (200)               (81)                (4)
    Proceeds from sales of assets                                          7,500              8,398                 --
    Change in restricted cash                                                 --                 --                 --
    Costs associated with disposition program and other, net                (482)              (656)                --
                                                                 ---------------    ---------------    ---------------
        Net cash (used in) provided by investing activities                6,818              7,661                 (4)
                                                                 ---------------    ---------------    ---------------

Financing activities:

    Prepayments on long-term debt                                             --            (19,731)                --
    Proceeds from debt issuance, net of issuance costs                        --                 --                 --
    Scheduled payments on long-term debt                                      --                 --                 --
    Loans to/from subsidiaries                                                --                 --                 --
    Distributions to partners                                                 --                 --                 --
    Proceed from OP units issuance                                            --                 --                 --
    Purchase of OP units                                                      --                 --                 --
    Other                                                                     --                 --                 --
                                                                 ---------------    ---------------    ---------------
        Net cash provided by (used in) financing activities                   --            (19,731)                --
                                                                 ---------------    ---------------    ---------------

Effect of exchange rate changes on cash                                       --                 --                 --
                                                                 ---------------    ---------------    ---------------
NET CHANGE IN CASH                                                            --                 --                 --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                --                 --                 --
                                                                 ---------------    ---------------    ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                      --                 --                 --
                                                                 ===============    ===============    ===============

                                                                  MERISTAR SUB       MERISTAR SUB       MERISTAR SUB
                                                                     3B, LLC           5G, L.P.            5P, LLC
                                                                 ---------------    ---------------    ---------------
Operating activities:

    Net (loss) income                                                         --              1,551                483
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                           --              3,150                  2
      Equity in earnings                                                      --                 --                 --
      Loss on asset impairments                                               --                 --                 --
      Loss on sale of assets, before tax effect                               --                 --                 --
      Loss on early extinguishments of debt                                   --                 --                 --
      Minority interests                                                      --                 --                 --
      Amortization of unearned stock-based compensation                       --                 --                 --
      Deferred income taxes                                                   --                 --                 --
      Changes in operating assets and liabilities:                            --                 --                 --
        Accounts receivable                                                   --                 --                 --
        Prepaid expenses and other assets                                     --                228                  3
        Due from/to Interstate Hotels & Resorts                               --                 --                 --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                               22               (478)                --
        Due from subsidiaries                                                (22)              (398)              (488)
                                                                 ---------------    ---------------    ---------------
        Net cash provided by (used in) operating activities                   --              4,053                 --
                                                                 ---------------    ---------------    ---------------

Investing activities:

    Acquisition of hotels, net of cash acquired                               --                 --                 --
    Capital expenditures for property and equipment                           --             (4,053)                --
    Proceeds from sales of assets                                             --                 --                 --
    Change in restricted cash                                                 --                 --                 --
    Costs associated with disposition program and other, net                  --                 --                 --
                                                                 ---------------    ---------------    ---------------
        Net cash (used in) provided by investing activities                   --             (4,053)                --
                                                                 ---------------    ---------------    ---------------

Financing activities:

    Prepayments on long-term debt                                             --                 --                 --
    Proceeds from debt issuance, net of issuance costs                        --                 --                 --
    Scheduled payments on long-term debt                                      --                 --                 --
    Loans to/from subsidiaries                                                --                 --                 --
    Distributions to partners                                                 --                 --                 --
    Proceed from OP units issuance                                            --                 --                 --
    Purchase of OP units                                                      --                 --                 --
    Other                                                                     --                 --                 --
                                                                 ---------------    ---------------    ---------------
        Net cash provided by (used in) financing activities                   --                 --                 --
                                                                 ---------------    ---------------    ---------------

Effect of exchange rate changes on cash                                       --                 --                 --
                                                                 ---------------    ---------------    ---------------
NET CHANGE IN CASH                                                            --                 --                 --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                --                 --                 --
                                                                 ---------------    ---------------    ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                      --                 --                 --
                                                                 ===============    ===============    ===============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2004
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR SUB     MERISTAR SUB     MERISTAR SUB
                                                                    5J, LLC          5Q, LLC          5A, LLC
                                                                 -------------    -------------    -------------
Operating activities:

    Net (loss) income                                                    1,603              639              836
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                      2,810              294              532
      Equity in earnings                                                    --               --               --
      Loss on asset impairments                                             --               --               --
      Loss on sale of assets, before tax effect                             --               --               --
      Loss on early extinguishments of debt                                 --               --               --
      Minority interests                                                    --               --               --
      Amortization of unearned stock-based compensation                     --               --               --
      Deferred income taxes                                                 --               --               --
      Changes in operating assets and liabilities:                          --               --               --
        Accounts receivable                                                 --               --               --
        Prepaid expenses and other assets                                  292               46               26
        Due from/to Interstate Hotels & Resorts                             --               --               --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                            310              229              559
        Due from subsidiaries                                           (3,014)          (1,040)          (1,315)
                                                                 -------------    -------------    -------------
        Net cash provided by (used in) operating activities              2,001              168              638
                                                                 -------------    -------------    -------------

Investing activities:

    Acquisition of hotels, net of cash acquired                             --               --               --
    Capital expenditures for property and equipment                     (2,001)            (168)            (638)
    Proceeds from sales of assets                                           --               --               --
    Change in restricted cash                                               --               --               --
    Costs associated with disposition program and other, net                --               --               --
                                                                 -------------    -------------    -------------
        Net cash (used in) provided by investing activities             (2,001)            (168)            (638)
                                                                 -------------    -------------    -------------

Financing activities:

    Prepayments on long-term debt                                           --               --               --
    Proceeds from debt issuance, net of issuance costs                      --               --               --
    Scheduled payments on long-term debt                                    --               --               --
    Loans to/from subsidiaries                                              --               --               --
    Distributions to partners                                               --               --               --
    Proceed from OP units issuance                                          --               --               --
    Purchase of OP units                                                    --               --               --
    Other                                                                   --               --               --
                                                                 -------------    -------------    -------------
        Net cash provided by (used in) financing activities                 --               --               --
                                                                 -------------    -------------    -------------

Effect of exchange rate changes on cash                                     --               --               --
                                                                 -------------    -------------    -------------
NET CHANGE IN CASH                                                          --               --               --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                              --               --               --
                                                                 -------------    -------------    -------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                    --               --               --
                                                                 =============    =============    =============

                                                                                                     MERISTAR
                                                                 MERISTAR SUB     MERISTAR SUB     PENTAGON CITY,
                                                                    8D, LLC          4J, LLC           LLC
                                                                 -------------    -------------    -------------
Operating activities:

    Net (loss) income                                                     (857)             437              861
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                         --              632              355
      Equity in earnings                                                    --               --               --
      Loss on asset impairments                                             --               --               --
      Loss on sale of assets, before tax effect                            899               --               --
      Loss on early extinguishments of debt                                 --               --               --
      Minority interests                                                    --               --               --
      Amortization of unearned stock-based compensation                     --               --               --
      Deferred income taxes                                                 --               --               --
      Changes in operating assets and liabilities:                          --               --               --
        Accounts receivable                                               (359)               1               --
        Prepaid expenses and other assets                                   14               17               --
        Due from/to Interstate Hotels & Resorts                             --               --               --
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                            (76)              74              325
        Due from subsidiaries                                           (7,723)            (440)          35,990
                                                                 -------------    -------------    -------------
        Net cash provided by (used in) operating activities             (8,102)             721           37,531
                                                                 -------------    -------------    -------------

Investing activities:

    Acquisition of hotels, net of cash acquired                             --               --          (92,672)
    Capital expenditures for property and equipment                       (359)            (721)            (135)
    Proceeds from sales of assets                                        8,800               --               --
    Change in restricted cash                                               --               --               --
    Costs associated with disposition program and other, net              (339)              --               --
                                                                 -------------    -------------    -------------
        Net cash (used in) provided by investing activities              8,102             (721)         (92,807)
                                                                 -------------    -------------    -------------

Financing activities:

    Prepayments on long-term debt                                           --               --               --
    Proceeds from debt issuance, net of issuance costs                      --               --           55,276
    Scheduled payments on long-term debt                                    --               --               --
    Loans to/from subsidiaries                                              --               --               --
    Distributions to partners                                               --               --               --
    Proceed from OP units issuance                                          --               --               --
    Purchase of OP units                                                    --               --               --
    Other                                                                   --               --               --
                                                                 -------------    -------------    -------------
        Net cash provided by (used in) financing activities                 --               --           55,276
                                                                 -------------    -------------    -------------

Effect of exchange rate changes on cash                                     --               --               --
                                                                 -------------    -------------    -------------
NET CHANGE IN CASH                                                          --               --               --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                              --               --               --
                                                                 -------------    -------------    -------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                    --               --               --
                                                                 =============    =============    =============

                                                                   MERISTAR        GUARANTOR
                                                                 HOTEL LESSEE,    SUBSIDIARIES                          TOTAL
                                                                      INC.            TOTAL        ELIMINATIONS     CONSOLIDATED
                                                                 -------------    -------------    -------------    -------------
Operating activities:

    Net (loss) income                                                  (31,167)         (13,057)          (6,014)         (52,938)
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                         84           19,955               --           51,985
      Equity in earnings                                                    --               --            6,014               --
      Loss on asset impairments                                             --            3,678               --            7,441
      Loss on sale of assets, before tax effect                          9,742           12,137               --           11,530
      Loss on early extinguishments of debt                                 --               --               --            7,903
      Minority interests                                                    --               --               --              (24)
      Amortization of unearned stock-based compensation                     --               --               --            1,090
      Deferred income taxes                                                 --               --               --             (652)
      Changes in operating assets and liabilities:                          --               --               --               --
        Accounts receivable                                             (6,442)            (574)           4,344           (4,227)
        Prepaid expenses and other assets                                1,958            3,347               --            4,864
        Due from/to Interstate Hotels & Resorts                        (10,049)         (10,049)              --           (3,241)
        Accounts payable, accrued expenses, accrued interest
          and other liabilities                                         11,181            9,811           (4,344)          (6,040)
        Due from subsidiaries                                            6,939          (19,903)              --               --
                                                                 -------------    -------------    -------------    -------------
        Net cash provided by (used in) operating activities            (17,754)           5,345               --           17,691
                                                                 -------------    -------------    -------------    -------------

Investing activities:

    Acquisition of hotels, net of cash acquired                          2,022          (90,650)              --         (182,790)
    Capital expenditures for property and equipment                       (170)         (25,429)              --          (49,898)
    Proceeds from sales of assets                                           --           62,798               --          104,873
    Change in restricted cash                                           (2,490)          (2,490)              --          (29,955)
    Costs associated with disposition program and other, net                --           (3,511)              --           (5,081)
                                                                 -------------    -------------    -------------    -------------
        Net cash (used in) provided by investing activities               (638)         (59,282)              --         (162,851)
                                                                 -------------    -------------    -------------    -------------

Financing activities:

    Prepayments on long-term debt                                           --          (19,731)              --         (105,857)
    Proceeds from debt issuance, net of issuance costs                      --           55,276               --          109,687
    Scheduled payments on long-term debt                                    --               --               --           (3,691)
    Loans to/from subsidiaries                                          29,460           29,460               --               --
    Distributions to partners                                               --               --               --             (141)
    Proceed from OP units issuance                                          --               --               --           72,340
    Purchase of OP units                                                    --               --               --           (8,690)
    Other                                                                   --               --               --             (325)
                                                                 -------------    -------------    -------------    -------------
        Net cash provided by (used in) financing activities             29,460           65,005               --           63,323
                                                                 -------------    -------------    -------------    -------------

Effect of exchange rate changes on cash                                     --               --               --             (227)
                                                                 -------------    -------------    -------------    -------------
NET CHANGE IN CASH                                                      11,068           11,068               --          (82,064)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                          12,231           12,231               --          230,876
                                                                 -------------    -------------    -------------    -------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                23,299           23,299               --          148,812
                                                                 =============    =============    =============    =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                  MERISTAR
                                                                HOSPITALITY OP,     NON-GUARANTOR       MERISTAR SUB
                                                                     L.P.            SUBSIDIARIES          7C, LLC
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                   (289,857)           (105,804)                 --
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                        5,072              25,558                  --
     Equity in earnings of affiliates                                   230,202                  --                  --
     Loss on asset impairments                                               --             119,917                  --
     Minority interests                                                       6                  --                  --
     Amortization of unearned stock-based compensation                    1,433                  --                  --
     Change in value of interest rate swaps                              (3,395)                 --                  --
     Deferred income taxes                                               (1,534)                 --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                               (2,792)                144                  --
       Prepaid expenses and other assets                                  4,476                  89                  --
       Due from/to Interstate Hotels & Resorts                              724                  (1)                 --
       Accounts payable, accrued expenses, accrued interest
         and other liabilities                                            4,348              (4,256)                 --
       Due to/from subsidiaries                                          81,069             (41,235)                 --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities               29,752              (5,588)                 --
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                         (503)             (3,061)                 --
   Proceeds from sales of assets                                             --              12,650                  --
   Purchases of marketable securities                                   (18,056)                 --                  --
   Payments to Interstate Hotels & Resorts                               42,052                  --                  --
   Increase in restricted cash                                           (9,692)                (48)                 --
   Costs associated with disposition program and other, net                  --                (299)                 --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities               13,801               9,242                  --
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                 (24,359)             (3,654)                 --
   Distributions to partners                                               (141)                 --                  --
   Purchase of limited partnership unit                                     (65)                 --                  --

                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities              (24,565)             (3,654)                 --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                    (115)                 --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                  18,873                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           21,372                  --                  --

                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 40,245                  --                  --
                                                               ================    ================    ================



                                                                 AGH UPREIT,       MERISTAR SUB         MERISTAR SUB
                                                                     LLC              5N, LLC             8A, LLC
                                                               ----------------   ----------------    ----------------
Operating activities:

   Net (loss) income                                                         --                394                  --
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                           --                 69                  --
     Equity in earnings of affiliates                                        --                 --                  --
     Loss on asset impairments                                               --                 --                  --
     Minority interests                                                      --                 --                  --
     Amortization of unearned stock-based compensation                       --                 --                  --
     Change in value of interest rate swaps                                  --                 --                  --
     Deferred income taxes                                                   --                 --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                 --                  --
       Prepaid expenses and other assets                                     --                 --                  --
       Due from/to Interstate Hotels & Resorts                               --                 --                  --
       Accounts payable, accrued expenses, accrued interest
         and other liabilities                                               --                 15                  (1)
       Due to/from subsidiaries                                              --               (465)                  1
                                                               ----------------   ----------------    ----------------
       Net cash provided by (used in) operating activities                   --                 13                  --
                                                               ----------------   ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                           --                (13)                 --
   Proceeds from sales of assets                                             --                 --                  --
   Purchases of marketable securities                                        --                 --                  --
   Payments to Interstate Hotels & Resorts                                   --                 --                  --
   Increase in restricted cash                                               --                 --                  --
   Costs associated with disposition program and other, net                  --                 --                  --
                                                               ----------------   ----------------    ----------------
       Net cash provided by (used in) investing activities                   --                (13)                 --
                                                               ----------------   ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                 --                  --
   Distributions to partners                                                 --                 --                  --
   Purchase of limited partnership unit                                      --                 --                  --

                                                               ----------------   ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                 --                  --
                                                               ----------------   ----------------    ----------------

Effect of exchange rate changes on cash                                      --                 --                  --
                                                               ----------------   ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                 --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                 --                  --

                                                               ----------------   ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                 --                  --
                                                               ================   ================    ================


                                                               MERISTAR SUB 8F,      MERISTAR SUB       MERISTAR SUB
                                                                     L.P.              8G, LLC            6H, L.P.
                                                               ----------------    ----------------   ----------------
Operating activities:

   Net (loss) income                                                        666                  --                270
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          261                  --                252
     Equity in earnings of affiliates                                        --                  --                 --
     Loss on asset impairments                                               --                  --                 --
     Minority interests                                                      --                  --                 --
     Amortization of unearned stock-based compensation                       --                  --                 --
     Change in value of interest rate swaps                                  --                  --                 --
     Deferred income taxes                                                   --                  --                 --
     Changes in operating assets and liabilities:
       Accounts receivable                                                  (28)                 --                 --
       Prepaid expenses and other assets                                     (5)                 --                 (5)
       Due from/to Interstate Hotels & Resorts                               --                  --                 --
       Accounts payable, accrued expenses, accrued interest
         and other liabilities                                             (130)                 --                 31
       Due to/from subsidiaries                                            (743)                 --               (541)
                                                               ----------------    ----------------   ----------------
       Net cash provided by (used in) operating activities                   21                  --                  7
                                                               ----------------    ----------------   ----------------

Investing activities:

   Capital expenditures for property and equipment                          (21)                 --                 (7)
   Proceeds from sales of assets                                             --                  --                 --
   Purchases of marketable securities                                        --                  --                 --
   Payments to Interstate Hotels & Resorts                                   --                  --                 --
   Increase in restricted cash                                               --                  --                 --
   Costs associated with disposition program and other, net                  --                  --                 --
                                                               ----------------    ----------------   ----------------
       Net cash provided by (used in) investing activities                  (21)                 --                 (7)
                                                               ----------------    ----------------   ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                 --
   Distributions to partners                                                 --                  --                 --
   Purchase of limited partnership unit                                      --                  --                 --

                                                               ----------------    ----------------   ----------------
       Net cash (used in) provided by financing activities                   --                  --                 --
                                                               ----------------    ----------------   ----------------

Effect of exchange rate changes on cash                                      --                  --                 --
                                                               ----------------    ----------------   ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                 --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                 --

                                                               ----------------    ----------------   ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                 --
                                                               ================    ================   ================

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR SUB       MERISTAR SUB       MERISTAR SUB 8E,
                                                                    8B, LLC            1C, L.P.              LLC
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                      1,724                 (48)                335
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                        1,220                 508                 291
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                               --                  --                  --
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                  --
       Prepaid expenses and other assets                                     --                 (17)                 --
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                               (44)               (143)                (15)
       Due to/from subsidiaries                                          (2,164)               (223)               (543)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                  736                  77                  68
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                         (736)                (77)                (68)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                 (736)                (77)                (68)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================


                                                               MERISTAR SUB 7F,      MERISTAR SUB       MERISTAR SUB
                                                                     LLC               5L, LLC             3C, LLC
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                     (1,495)                415                 416
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          229                  69                 356
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                            1,637                  --                  --
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  48                  --
       Prepaid expenses and other assets                                     --                  (6)                 --
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                                20                  (4)                (62)
       Due to/from subsidiaries                                            (358)               (430)               (698)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                   33                  92                  12
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                          (33)                (92)                (12)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                  (33)                (92)                (12)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================


                                                                MERISTAR SUB       MERISTAR SUB       MERISTAR SUB 6E,
                                                                   5R, LLC            6D, LLC               LLC
                                                               ----------------   ----------------    ----------------
Operating activities:

   Net (loss) income                                                         --                539               1,647
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                           --                273                 822
     Equity in earnings of affiliates                                        --                 --                  --
     Loss on asset impairments                                               --                 --                  --
     Minority interests                                                      --                 --                  --
     Amortization of unearned stock-based compensation                       --                 --                  --
     Change in value of interest rate swaps                                  --                 --                  --
     Deferred income taxes                                                   --                 --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                 (5)                 --
       Prepaid expenses and other assets                                     --                 --                  --
       Due from/to Interstate Hotels & Resorts                               --                 --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                                --                 (6)                (45)
       Due to/from subsidiaries                                              --               (801)             (2,298)
                                                               ----------------   ----------------    ----------------
       Net cash provided by (used in) operating activities                   --                 --                 126
                                                               ----------------   ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                           --                 --                (126)
   Proceeds from sales of assets                                             --                 --                  --
   Purchases of marketable securities                                        --                 --                  --
   Payments to Interstate Hotels & Resorts                                   --                 --                  --
   Increase in restricted cash                                               --                 --                  --
   Costs associated with disposition program and other, net                  --                 --                  --
                                                               ----------------   ----------------    ----------------
       Net cash provided by (used in) investing activities                   --                 --                (126)
                                                               ----------------   ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                 --                  --
   Distributions to partners                                                 --                 --                  --
   Purchase of limited partnership unit                                      --                 --                  --
                                                               ----------------   ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                 --                  --
                                                               ----------------   ----------------    ----------------

Effect of exchange rate changes on cash                                      --                 --                  --
                                                               ----------------   ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                 --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                 --                  --
                                                               ----------------   ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                 --                  --
                                                               ================   ================    ================

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                               MERISTAR SUB 4E,     MERISTAR SUB       MERISTAR SUB 5F,
                                                                     L.P.              1B, LLC               L.P.
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                    (14,549)                887              (6,476)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          421                 284                 534
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                           14,611                  --               7,231
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                  --
       Prepaid expenses and other assets                                     --                 (36)                 --
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                              (260)                (13)                 46
       Due to/from subsidiaries                                            (129)             (1,031)             (1,288)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                   94                  91                  47
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                          (94)                (80)                (47)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                  (94)                (80)                (47)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                 (11)                 --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                 (11)                 --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================


                                                                 MERISTAR SUB       MERISTAR SUB        MERISTAR SUB
                                                                   6G, LLC             8C, LLC             4C, L.P.
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                        629              (4,934)                 --
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          430                 377                  --
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                               --               5,213                  --
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                  --
       Prepaid expenses and other assets                                     --                 (22)                  5
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                              (150)               (145)                 (5)
       Due to/from subsidiaries                                            (805)               (480)                 --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                  104                   9                  --
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                         (104)                 (9)                 --
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                 (104)                 (9)                 --
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================


                                                                MERISTAR SUB       MERISTAR SUB 7E,     MERISTAR SUB
                                                                   4H, L.P.              LLC                3D, LLC
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                     (5,399)                265                 218
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          264                 309                 392
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                            5,187                  --                  --
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   14                  --                  --
       Prepaid expenses and other assets                                     (7)                 --                  --
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                               (61)                 15                  54
       Due to/from subsidiaries                                              94                (495)               (556)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                   92                  94                 108
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                          (92)                (94)               (108)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                  (92)                (94)               (108)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                MERISTAR SUB       MERISTAR SUB 5E,    MERISTAR SUB 7A
                                                                   1A, LLC               LLC            JOINT VENTURE
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                        460               1,777              (5,215)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          225                 962                 215
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                               --                  --               5,478
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                  --
       Prepaid expenses and other assets                                     --                  --                  --
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                               (92)                156                 (51)
       Due to/from subsidiaries                                            (499)             (2,846)               (314)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                   94                  49                 113
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                          (94)                (49)               (113)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                  (94)                (49)               (113)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================


                                                                 MERISTAR SUB        MERISTAR SUB       MERISTAR SUB
                                                                    6K, LLC             2B, LLC            3A, LLC
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                      1,479              (4,971)             (1,399)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          370                 213                 131
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                               --               4,670               1,497
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                   2                  --
       Prepaid expenses and other assets                                     --                  --                  (2)
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                              (113)                 --                 (44)
       Due to/from subsidiaries                                          (1,727)                632                (160)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                    9                 546                  23
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                           (9)               (546)                (23)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                   (9)               (546)                (23)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================


                                                                MERISTAR SUB        MERISTAR SUB         MERISTAR SUB
                                                                   4A, LLC             4D, LLC             2A, LLC
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                     (1,101)               (939)             (3,221)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                           --                  55                 164
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                            1,455               1,004               2,828
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                  (1)
       Prepaid expenses and other assets                                     --                  (3)                 --
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                              (118)                 (5)                (79)
       Due to/from subsidiaries                                              (3)             (3,091)              1,153
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                  233              (2,979)                844
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                         (233)                (91)               (844)
   Proceeds from sales of assets                                             --               3,070                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                 (233)              2,979                (844)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR SUB        MDV LIMITED        MERISTAR SUB
                                                                    6L, LLC          PARTNERSHIP           5C, LLC
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                    (13,081)                114              (7,069)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          445                  69                 289
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                           13,286                  --               7,187
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                  --
       Prepaid expenses and other assets                                     (2)                 --                  26
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                                32                 (32)                (51)
       Due to/from subsidiaries                                            (635)               (143)               (302)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                   45                   8                  80
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                          (45)                 (8)                (80)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                  (45)                 (8)                (80)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================

                                                               MERISTAR SUB 6J,      MERISTAR SUB        MERISTAR SUB
                                                                     LLC               1D, L.P.            7B, L.P.
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                        621                 380             (10,191)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          302               1,148                 342
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                               --                  --              10,288
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                  --
       Prepaid expenses and other assets                                     --                  --                  --
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                               (67)               (241)                (37)
       Due to/from subsidiaries                                            (822)             (1,201)               (364)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                   34                  86                  38
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                          (34)                (86)                (38)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                  (34)                (86)                (38)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================

                                                                MERISTAR SUB        MERISTAR SUB        MERISTAR SUB
                                                                   7D, LLC             7G, LLC              6B, LLC
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                      1,311              (7,531)                218
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          862                 308                 232
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                               --               7,416                  --
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                  182                  --                  --
       Prepaid expenses and other assets                                     --                  --                  --
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                              (169)               (132)                 92
       Due to/from subsidiaries                                          (2,139)                 (2)               (439)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                   47                  59                 103
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                          (47)                (59)               (103)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                  (47)                (59)               (103)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                               MERISTAR SUB 4I,      MERISTAR SUB        MERISTAR SUB
                                                                      L.P.             5D, LLC             5H, LLC
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                     (1,484)               (462)            (17,368)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          145                 730               1,010
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                            1,259                  --              18,075
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                  --
       Prepaid expenses and other assets                                     (8)                 --                  (1)
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                              (129)                 13                  43
       Due to/from subsidiaries                                             246                (254)             (1,676)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                   29                  27                  83
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                          (29)                (27)                (83)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                  (29)                (27)                (83)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================

                                                                 MERISTAR SUB                            MERISTAR SUB
                                                                    7H, LLC         AGH PSS I, INC.        2D, LLC
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                     (1,086)               (896)             (8,913)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                           97                  --                 234
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                            1,383               1,787               8,685
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                  (7)
       Prepaid expenses and other assets                                     --                  --                  --
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                               (23)                 88                (158)
       Due to/from subsidiaries                                            (354)               (932)                968
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                   17                  47                 809
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                          (17)                (47)               (809)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                  (17)                (47)               (809)


Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================

                                                               MERISTAR SUB 4F,      MERISTAR SUB        MERISTAR SUB
                                                                     L.P.               5K, LLC            5M, LLC
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                        259                 428                 609
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          556                 644                 236
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                               --                  --                  --
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                  --
       Prepaid expenses and other assets                                     --                  --                   2
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                              (189)             (1,171)                 39
       Due to/from subsidiaries                                            (288)                159                (873)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                  338                  60                  13
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                         (338)                (60)                (13)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                 (338)                (60)                (13)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                               MERISTAR SUB 1E,      MERISTAR SUB        MERISTAR SUB
                                                                     L.P.              5O, LLC            6M COMPANY
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                        538                 274               1,296
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          158                 114                 616
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                               --                  --                  --
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                  --
       Prepaid expenses and other assets                                     --                  --                  --
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                               (27)                 19                 136
       Due to/from subsidiaries                                            (650)               (401)             (2,032)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                   19                   6                  16
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                          (19)                 (6)                (16)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                  (19)                 (6)                (16)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================

                                                                 MERISTAR SUB        MERISTAR SUB        MERISTAR SUB
                                                                    4B, L.P.            6C, LLC             2C, LLC
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                       (572)                908             (16,006)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          268                 387                 512
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                              264                  --              15,255
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                  --
       Prepaid expenses and other assets                                     --                  --                  --
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                              (147)                 41                (202)
       Due to/from subsidiaries                                             267              (1,280)              1,923
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                   80                  56               1,482
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                          (80)                (56)             (1,482)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                  (80)                (56)             (1,482)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================

                                                                 MERISTAR SUB       MERISTAR SUB         MERISTAR SUB
                                                                   4G, L.P.            3B, LLC             5G, L.P.
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                     (7,741)               (883)              1,248
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          448                 259               3,145
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                            8,000               1,064                  --
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                  --
       Prepaid expenses and other assets                                     (3)                (11)                 --
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                              (282)                (35)                373
       Due to/from subsidiaries                                            (405)               (475)             (4,374)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                   17                 (81)                392
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                          (17)                 81                (392)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                  (17)                 81                (392)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING CASH FLOW
 SIX MONTHS ENDED JUNE 30, 2003
 UNAUDITED
 (DOLLARS IN THOUSANDS)

                                                                 MERISTAR SUB      MERISTAR SUB 5J,      MERISTAR SUB
                                                                    5P, LLC              LLC                5Q, LLC
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                        680               2,886                 809
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                            2               1,741                 280
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                               --                  --                  --
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                  --
       Prepaid expenses and other assets                                     (8)                 29                  --
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                                 4                  25                  (2)
       Due to/from subsidiaries                                            (678)             (3,043)               (976)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                   --               1,638                 111
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                           --              (1,638)               (111)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                   --              (1,638)               (111)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================

                                                                 MERISTAR SUB        MERISTAR SUB      MERISTAR SUB 4J,
                                                                    5A, LLC             8D, LLC               LLC
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                        394                 338                 620
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          771                 627                 643
     Equity in earnings of affiliates                                        --                  --                  --
     Loss on asset impairments                                               --                  --                  --
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                                   --                  --                 (12)
       Prepaid expenses and other assets                                     --                 (23)                 --
       Due from/to Interstate Hotels & Resorts                               --                  --                  --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                               197                 (15)                (43)
       Due to/from subsidiaries                                          (1,132)               (564)             (1,186)
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities                  230                 363                  22
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                         (230)               (363)                (22)
   Proceeds from sales of assets                                             --                  --                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                 (230)               (363)                (22)
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                      --                  --                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities                   --                  --                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                      --                  --                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --                  --                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     --                  --                  --
                                                               ================    ================    ================

                                                                                      GUARANTOR
                                                                MERISTAR HOTEL       SUBSIDIARIES
                                                                  LESSEE, INC.           TOTAL           ELIMINATIONS
                                                               ----------------    ----------------    ----------------
Operating activities:

   Net (loss) income                                                     (7,420)           (124,398)            230,202
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                          532              27,848                  --
     Equity in earnings of affiliates                                        --                  --            (230,202)
     Loss on asset impairments                                               --             144,760                  --
     Minority interests                                                      --                  --                  --
     Amortization of unearned stock-based compensation                       --                  --                  --
     Change in value of interest rate swaps                                  --                  --                  --
     Deferred income taxes                                                   --                  --                  --
     Changes in operating assets and liabilities:
       Accounts receivable                                               (9,713)             (9,520)                 --
       Prepaid expenses and other assets                                   (243)               (340)                 --
       Due from/to Interstate Hotels & Resorts                           (5,298)             (5,298)                 --
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                            (2,273)             (5,572)                 --
       Due to/from subsidiaries                                           5,031             (39,834)                 --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) operating activities              (19,384)            (12,354)                 --
                                                               ----------------    ----------------    ----------------

Investing activities:

   Capital expenditures for property and equipment                         (894)            (10,983)                 --
   Proceeds from sales of assets                                             --               3,070                  --
   Purchases of marketable securities                                        --                  --                  --
   Payments to Interstate Hotels & Resorts                                   --                  --                  --
   Increase in restricted cash                                               --                  --                  --
   Costs associated with disposition program and other, net                  --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                 (894)             (7,913)                 --
                                                               ----------------    ----------------    ----------------

Financing activities:

   Scheduled payments on long-term debt                                  23,816              23,805                  --
   Distributions to partners                                                 --                  --                  --
   Purchase of limited partnership unit                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
       Net cash (used in) provided by financing activities               23,816              23,805                  --
                                                               ----------------    ----------------    ----------------

Effect of exchange rate changes on cash                                      --                  --                  --
                                                               ----------------    ----------------    ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                   3,538               3,538                  --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           12,517              12,517                  --
                                                               ----------------    ----------------    ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 16,055              16,055                  --
                                                               ================    ================    ================

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                    TOTAL
                                                                 CONSOLIDATED
                                                               ----------------
Operating activities:

   Net (loss) income                                                   (289,857)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                       58,478
     Equity in earnings of affiliates                                        --
     Loss on asset impairments                                          264,677
     Minority interests                                                       6
     Amortization of unearned stock-based compensation                    1,433
     Change in value of interest rate swaps                              (3,395)
     Deferred income taxes                                               (1,534)
     Changes in operating assets and liabilities:
       Accounts receivable                                              (12,168)
       Prepaid expenses and other assets                                  4,225
       Due from/to Interstate Hotels & Resorts                           (4,575)
       Accounts payable, accrued expenses, accrued interest
        and other liabilities                                            (5,480)
       Due to/from subsidiaries                                              --
                                                               ----------------
       Net cash provided by (used in) operating activities               11,810
                                                               ----------------
Investing activities:

   Capital expenditures for property and equipment                      (14,547)
   Proceeds from sales of assets                                         15,720
   Purchases of marketable securities                                   (18,056)
   Payments to Interstate Hotels & Resorts                               42,052
   Increase in restricted cash                                           (9,740)
   Costs associated with disposition program and other, net                (299)
                                                               ----------------
       Net cash provided by (used in) investing activities               15,130
                                                               ----------------
Financing activities:

   Scheduled payments on long-term debt                                  (4,208)
   Distributions to partners                                               (141)
   Purchase of limited partnership unit                                     (65)
                                                               ----------------
       Net cash (used in) provided by financing activities               (4,414)
                                                               ----------------

Effect of exchange rate changes on cash                                    (115)
                                                               ----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                  22,411

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           33,889
                                                               ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 56,300
                                                               ================